UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21734

PIMCO Global StocksPLUS ® & Income Fund
(Exact name of registrant as specified in charter)

1633 Broadway, New York, NY			10019
(Address of principal executive offices)			(Zip code)

Lawrence G. Altadonna – 1633 Broadway, New York, NY 10019
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-739-3371

Date of fiscal year end:	March 31, 2014

Date of reporting period:	September 30, 2013

ITEM 1: REPORT TO SHAREHOLDERS

Table of Contents

2 – 4	Letter from Chairman of the Board & President

5 – 8	Fund Insights

9 – 11	Performance & Statistics

12 – 66	Schedules of Investments

68 – 69	Statements of Assets and Liabilities

70	Statements of Operations

71 – 73	Statements of Changes in Net Assets

74	Statements of Cash Flows

75 – 98	Notes to Financial Statements

99 – 101	Financial Highlights

102	Annual Shareholder Meeting Results/Changes in Investment Policy

103	Loan Investments and Origination/Proxy Voting Policies & Procedures

104 – 108	Matters Relating to the Trustees’ Consideration of the Investment Management & Portfolio Management Agreements

Letter from Chairman of the Board & President

Dear Shareholder:

While global economic growth was far from robust, there were signs of improvement in a number of countries during the fiscal six-month reporting period ended September 30, 2013. Against this backdrop, US equities generated strong results, while bond prices were pressured by rising interest rates.

For the six-month reporting period ended September 30, 2013

•    PIMCO Dynamic Income Fund returned 3.02% on net asset value (“NAV”) and -4.32% on market price.

•    PIMCO Global StocksPLUS® & Income Fund returned 7.75% on NAV and 8.22% on market price.

•    PIMCO High Income Fund returned 1.52% on NAV and 3.09% on market price.

The Standard & Poor’s 500 (“S&P 500”) Index, a proxy for the US stock market, advanced 8.31%, the MSCI Europe, Australasia and Far East Index (“EAFE”) returned 10.47% in US dollar terms, and the BofA Merrill Lynch US High Yield Master II Index increased 0.91% for the six months ended September 30, 2013. The broad bond market, as measured by the Barclays US Aggregate Bond Index, declined 1.77% while the Barclays US Treasury Bond Index rose 0.06% during the reporting period.

Hans W. Kertess Chairman

Brian S. Shlissel President & CEO

During the reporting period, the US experienced choppy, but continued growth. Gross domestic product (“GDP”), the value of goods and services produced in the country, the broadest measure of economic activity and the principal indicator of economic performance, grew at an annual pace of 0.1% during the fourth quarter 2012, as private inventory investment and federal government spending moderated. However, annual GDP growth rose to 1.1% during the first quarter and 2.5% during the second quarter of 2013. While US economic data was mixed, there were signs of the long-awaited recovery in the housing market. In addition, while unemployment remained elevated, the unemployment rate declined during the reporting period. Despite these positive signs, the Federal Reserve (the “Fed”) surprised the market by choosing not to begin tapering its asset purchase program at its meeting in September 2013.

2	Semi-Annual Report | September 30, 2013

While a number of structural issues and challenges remain, there are signs that the euro-zone’s economy may be turning the corner. After six consecutive quarters of negative growth, the euro zone finally emerged from its recession during the second quarter of 2013. Although a number of headwinds remain, including continued high unemployment, this marked the end of the longest recession in continental Europe in more than 40 years. Supporting the region’s economy has been continued support by the European Central Bank (“ECB”). In addition to pursuing a number of programs to help support economic growth, in May 2013 the ECB reduced its benchmark rate from 0.75% to 0.50%, a record low.

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Japan’s economy also expanded during the first and second quarters of 2013, as its results were better than most other developed countries. In January 2013, the Bank of Japan announced that it would raise its target for annual inflation from 1% to 2% and the Japanese government introduced a ¥10.3 trillion ($116 billion) stimulus package to support its economy. These initiatives have shown early positive results, as evident by the country’s economic rebound and signs that its lengthy deflationary cycle may finally be over.

Outlook

Market volatility increased sharply during the second half of the reporting period. This was partially triggered by concerns regarding the Fed’s plans to taper its asset purchase program, mixed global growth and mounting expectations for the partial US government shutdown on October 1, 2013.

We expect the Fed’s policy stance to remain accommodative until 2014. In addition, while Fed tapering is likely to create greater volatility, we believe the Fed will only raise short-term interest rates if it is confident the economic recovery is on solid footing. Concerns of higher mortgage rates impacting the housing market, geopolitical issues, and continued dysfunction in Washington DC may also contribute to market volatility.

With respect to the US economy, in the wake of the Fed’s decision in September not to taper its bond buying program, some investors may be concerned that the economy is deteriorating. However, recent data indicates continuing improvement in economic conditions, particularly in manufacturing and employment. It appears the Fed’s decision was more preventative in nature,

September 30, 2013 | Semi-Annual Report	3

intended to avoid derailing the housing recovery and to offset a drag on the economy created by the possibility of a government shutdown and concerns related to the raising of the debt ceiling.

While the ECB kept its benchmark rate on hold during its last meeting, the central bank’s President Mario Draghi left open the possibility for future cuts, saying he was “very, very cautious” about the prospects for growth and that “these shoots are still very, very green.” The ECB now forecasts that GDP growth in the region will be 1.0% in 2014. We expect to see a gradual normalization of private sector private investment going forward in the euro zone, assuming ongoing progress on financing conditions in the region.

After a slow and deliberate transition, China is set on a better quality growth path, to which it will take time to adjust. The government has declared war on formalism, bureaucracy, hedonism and extravagance and now wishes to share its economic prowess across more of its population. While concerns regarding China’s economy persist, we are encouraged by recent data that suggest that the country’s economy is regaining some momentum, with positive data on factory output, manufacturing, industrial profits and retail sales.

For specific information on the Funds and their performance, please review the following pages. If you have any questions regarding the information provided, we encourage you to contact your financial advisor or call the Funds’ shareholder servicing agent at (800) 254-5197. In addition, a wide range of information and resources is available on our website, us.allianzgi.com/closedendfunds.

Together with Allianz Global Investors Fund Management LLC, the Funds’ investment manager, and Pacific Investment Management Company LLC (“PIMCO”), the Funds’ sub-adviser, we thank you for investing with us.

We remain dedicated to serving your investment needs.

Hans W. Kertess	Brian S. Shlissel
Chairman of the Board of Trustees	President & Chief Executive Officer

4	Semi-Annual Report | September 30, 2013

Fund Insights

PIMCO Dynamic Income Fund

September 30, 2013 (unaudited)

For the six-month period ended September 30, 2013, PIMCO Dynamic Income Fund (the “Fund”) returned 3.02% on net asset value (“NAV”) and -4.32% on market price.

The global financial markets experienced periods of heighted volatility during the reporting period. This was due to a variety of factors, including uneven global economic data, signs of shifting monetary policy in the US, geopolitical events and expectations for a partial US government shutdown on October 1, 2013.

Investor sentiment for the US bond market was negatively impacted by the Federal Reserve (the “Fed”) indicating in June 2013 that it may begin tapering its asset purchase program later in the year. This triggered sharply rising yields and declining bond prices. However, the Fed’s surprise decision to not begin tapering at its September meeting caused yields to decline from their reporting period peak that occurred in early September. All told, US Treasury yields moved higher during the six month period, with the yield on the benchmark 10-year Treasury bond rising from 1.87% to 2.64%. Against this backdrop, the overall taxable fixed income market, as measured by the Barclays US Aggregate Bond Index, declined 1.77% during the six months ended September 30, 2013.

Spread sectors (non-Treasuries) produced mixed results versus equal-duration Treasuries during the reporting period. For instance, the global high yield corporate bond market, as measured by the Barclays Global High Yield Index, returned 1.96%, compared to the global credit market advance of 0.32%, as measured by the Barclays Global Credit Index. Elsewhere, emerging market debt declined 5.25% during the reporting period, as measured by the JPMorgan EMBI Global Index.

Sector positioning produces mixed results

The Fund posted a positive absolute return during the reporting period. An allocation to non-agency mortgage-backed securities helped results, as these bonds outperformed the broader market, supported by an improving US housing market and positive supply/demand technicals. The Fund’s exposure to high yield corporate bonds was beneficial, as these bonds were less sensitive to the rising interest rate environment. They were also supported by their high coupons and generally strong investor demand. An emphasis on select lower-rated financial-related corporate bonds enhanced results as their balance sheets and earnings improved, overall, and they outperformed the broader credit market. An underweight to utilities was additive as this sector underperformed the broad credit market during the period. Elsewhere, a short duration aided the Fund’s performance as interest rates moved higher during the reporting period.

An allocation to the United Kingdom detracted from results given rising interest rates in the country. The Fund’s tactical exposure to emerging market debt was negative, as the asset class underperformed the broad credit market during the reporting period. Exposure to select Brazilian and Mexican corporate bonds detracted from results as these investments underperformed their developed market counterparts during the reporting period. Finally, an allocation to Mexican homebuilders was a negative for performance due to the Mexican government’s housing policy, which investors were concerned would increase homebuilders’ cost of doing business.

September 30, 2013 | Semi-Annual Report	5

Fund Insights

PIMCO Global StocksPLUS® & Income Fund

September 30, 2013 (unaudited)

For the six-month period ended September 30, 2013, PIMCO Global StocksPLUS® & Income Fund (the “Fund”) returned 7.75% on net asset value (“NAV”) and 8.22% on market price.

The global financial markets experienced periods of heighted volatility during the reporting period. This was due to a variety of factors, including mixed global economic data, signs of shifting monetary policy in the US, geopolitical events and expectations for a partial US government shutdown on October 1, 2013.

Despite these and other factors, the global developed equity markets produced strong results during the six months ended September 30, 2013. Over this period, the US stock market returned 8.31%, as measured by the S&P 500 Index (the “S&P 500”). The S&P 500 rallied during the first two months of the period, as investor risk appetite was generally robust. The S&P 500 then experienced a setback in June as the US Federal Reserve (the “Fed”) indicated that it may begin to taper its asset purchase program later in the year. The US stock market then rallied sharply in July as corporate profits often exceeded expectations and economic data was largely positive. The S&P 500 then weakened in August given renewed Fed tapering fears and concerns that the US may initiate a military strike in Syria. However, the S&P 500 again rose in September as the Fed chose not to taper at its September 18 meeting. International developed equities, as measured by the MSCI EAFE Index, also generated a strong return, and outperformed the S&P 500. All told, international developed equities returned 10.47% (as measured by the MSCI EAFE Index) for the six months ended September 30, 2013.

The US bond market was also volatile during the reporting period. Investor sentiment for the bond market was negatively impacted by talk of Fed tapering that began in June 2013. This triggered sharply rising yields and declining bond prices. However, the Fed’s surprise decision to not begin tapering at its September meeting caused yields to decline from their reporting period peak that occurred in early September. All told, US Treasury yields moved higher during the six month period, with the yield on the benchmark 10-year Treasury bond rising from 1.87% to 2.64%. Against this backdrop, the overall taxable fixed income market, as measured by the Barclays US Aggregate Bond Index, declined 1.77% during the six months ended September 30, 2013.

Equity exposure produces generally positive results

Performance benefited from an average 51.11% exposure to US equities during the reporting period through S&P 500 futures contracts along with a defensive option strategy that sought to generate income and limit losses. While exposure to US equities through futures contracts helped performance, the defensive option strategy detracted from performance due to the exercise of written call options during the equity market rally that took place during much of reporting period. The Fund utilized total return swaps to gain access to the MSCI EAFE Index. The Fund’s average exposure to foreign stocks was 49.48% during the reporting

6	Semi-Annual Report | September 30, 2013

period. This was beneficial to performance given the strong results from international developed equities.

Allocations to spread sectors produced mixed results

A modest portion of the Fund’s investments were invested in futures contracts and total return swaps. These instruments permit participation in the returns of the S&P 500 and MSCI EAFE indexes without having to hold the individual stocks which comprise these indexes. The Fund’s investments are primarily actively managed in a portfolio of fixed income securities with the objective of adding incremental return.

The Fund’s fixed income securities generated mixed results during the reporting period. Holdings of residential non-agency mortgage-backed securities and commercial mortgage-backed securities added significant value, as strong demand for high quality income and continued improvements in the US housing market drove prices higher. Exposure to high yield corporate bonds was beneficial, as these bonds were less sensitive to the rising interest rate environment. They were also supported by their high coupons and generally strong investor demand. The Fund also benefited from earning a yield in excess of the money market interest rate cost associated with equity index futures and swaps ownership.

An allocation to investment grade corporate bonds slightly detracted from performance as their spreads marginally widened during the reporting period. Exposure to municipal bonds was a negative for returns as munis underperformed US Treasuries. The Fund’s US interest rate strategy detracted from performance as US Treasury yields were broadly higher during the six months ended September 30, 2013.

September 30, 2013 | Semi-Annual Report	7

Fund Insights

PIMCO High Income Fund

September 30, 2013 (unaudited)

For the six-month period ended September 30, 2013, PIMCO High Income Fund (the “Fund”) returned 1.52% on net asset value (“NAV”) and 3.09% on market price.

The global financial markets experienced periods of heighted volatility during the reporting period. This was due to a variety of factors, including uneven global economic data, signs of shifting monetary policy in the US, geopolitical events and expectations for a partial US government shutdown on October 1, 2013.

Investor sentiment for the US bond market was negatively impacted by the Federal Reserve (the “Fed”) indicating in June 2013 that it may begin tapering its asset purchase program later in the year. This triggered sharply rising yields and declining bond prices. However, the Fed’s surprise decision to not begin tapering at its September meeting caused yields to decline from their reporting period peak that occurred in early September. All told, US Treasury yields moved higher during the six month period, with the yield on the benchmark 10-year Treasury bond rising from 1.87% to 2.64%. Against this backdrop, the overall taxable fixed income market, as measured by the Barclays US Aggregate Bond Index, declined 1.77% during the six months ended September 30, 2013.

One of the few bright spots in the US bond market was high yield securities, as these bonds advanced 0.91% during the six month period, as measured by the BofA Merrill Lynch High Yield Master II Index (the “Index”). Supporting the high yield market were generally positive investor demand, corporate profits that often exceeded expectations and continued low defaults. In aggregate, during the six-month period, lower quality securities generally outperformed their higher quality counterparts.

Sector positioning produces largely positive results

The Fund posted a positive absolute and return during the reporting period. An allocation to the insurance sector helped performance as it outperformed the broader credit market during the reporting period. The Fund’s exposure to the financial sector was beneficial as it generated a positive return, due in part to improving earnings. Security selection within the telecommunications sector aided Fund performance. An allocation to non-agency mortgage-backed securities helped results, as these bonds outperformed the broader market, supported by an improving US housing market and positive supply/demand technicals.

The Fund’s long duration detracted from performance as interest rates in the US rose during the six-month period. Tactical exposure to the Brazilian local bonds hindered performance. Rising interest rates and the weakening Brazilian real negatively impacted these bonds during the six-month reporting period.

8	Semi-Annual Report | September 30, 2013

Performance & Statistics

PIMCO Dynamic Income Fund

September 30, 2013 (unaudited)

Total Return(1)	Market Price	NAV
Six Month	-4.32%	3.02%
1 Year	12.32%	20.43%
Commencement of Operations (5/30/12) to 9/30/13	20.97%	31.20%

Market Price/NAV Performance	Market Price/NAV
Commencement of Operations (5/30/12) to 9/30/13	Market Price	$28.69
NAV Market Price	NAV	$30.56
	Discount to NAV	-6.12%
	Market Price Yield(2)	7.99%
	Leverage Ratio(3)	44.79%

(1) Past performance is no guarantee of future results. Total return is calculated by determining the percentage change in NAV or market price (as applicable) in the specified period. The calculation assumes that all dividends and distributions, if any, have been reinvested. Total return does not reflect broker commissions or sales charges in connection with the purchase or sale of Fund shares. Total return for a period of less than one year is not annualized. Total return for a period of more than one year represents the average annual total return.

Performance at market price will differ from results at NAV. Although market price returns typically reflect investment results over time, during shorter periods returns at market price can also be influenced by factors such as changing views about the Fund, market conditions, supply and demand for the Fund’s shares, or changes in the Fund’s dividends.

An investment in the Fund involves risk, including the loss of principal. Total return, market price, market price yield and NAV will fluctuate with changes in market conditions. This data is provided for information purposes only and is not intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. There is a one time public offering and once issued, shares of closed-end funds are traded in the open market through a stock exchange. NAV is equal to total assets less total liabilities divided by the number of shares outstanding. Holdings are subject to change daily.

(2) Market Price Yield is determined by dividing the annualized current monthly dividend per share (comprised of net investment income and short-term capital gains, if any) by the market price per share at September 30, 2013.

(3) Represents Reverse Repurchase Agreements (“Leverage”) outstanding, as a percentage of total managed assets. Total managed assets refer to total assets (including assets attributable to Leverage) minus accrued liabilities (other than liabilities representing Leverage).

September 30, 2013 | Semi-Annual Report	9

Performance & Statistics

PIMCO Global StocksPLUS® & Income Fund

September 30, 2013 (unaudited)

Total Return(1)	Market Price	NAV
Six Month	8.22%	7.75%
1 Year	13.38%	28.10%
5 Year	30.81%	22.96%
Commencement of Operations (5/31/05) to 9/30/13)	14.84%	13.18%

Market Price/NAV Performance	Market Price/NAV
Commencement of Operations (5/31/05) to 9/30/13	Market Price	$22.54
NAV Market Price	NAV	$14.28
	Premium to NAV	57.84%
	Market Price Yield(2)	7.72%
	Leverage Ratio(3)	26.96%

(1) Past performance is no guarantee of future results. Total return is calculated by determining the percentage change in NAV or market price (as applicable) in the specified period. The calculation assumes that all dividends and distributions, if any, have been reinvested. Total return does not reflect broker commissions or sales charges in connection with the purchase or sale of Fund shares. Total return for a period of less than one year is not annualized. Total return for a period of more than one year represents the average annual total return.

Performance at market price will differ from results at NAV. Although market price returns typically reflect investment results over time, during shorter periods returns at market price can also be influenced by factors such as changing views about the Fund, market conditions, supply and demand for the Fund ‘s shares, or changes in the Fund’s dividends.

An investment in the Fund involves risk, including the loss of principal. Total return, market price, market price yield and NAV will fluctuate with changes in market conditions. This data is provided for information purposes only and is not intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. There is a one time public offering and, once issued, shares of closed-end funds are traded in the open market through a stock exchange. NAV is equal to total assets less total liabilities divided by the number of shares outstanding. Holdings are subject to change daily.

(2) Market Price Yield is determined by dividing the annualized current monthly dividend per share (comprised of net investment income) by the market price per share at September 30, 2013.

(3) Represents Reverse Repurchase Agreements (“Leverage”) outstanding, as a percentage of total managed assets. Total managed assets refer to the total assets (including assets attributable to Leverage) minus accrued liabilities (other than liabilities representing Leverage).

10	Semi-Annual Report | September 30, 2013

Performance & Statistics

PIMCO High Income Fund

September 30, 2013 (unaudited)

Total Return(1)	Market Price	NAV
Six Month	3.09%	1.52%
1 Year	-3.01%	15.10%
5 Year	23.14%	20.50%
10 Year	12.90%	10.86%
Commencement of Operations (4/30/03) to 9/30/13	11.96%	11.07%

Market Price/NAV Performance	Market Price/NAV
Commencement of Operations (4/30/03) to 9/30/13	Market Price	$11.94
NAV Market Price	NAV	$8.04
	Premium to NAV	48.51%
	Market Price Yield(2)	9.48%
	Leverage Ratio(3)	29.69%

(1) Past performance is no guarantee of future results. Total return is calculated by determining the percentage change in NAV or market price (as applicable) in the specified period. The calculation assumes that all dividends and distributions, if any, have been reinvested. Total return does not reflect broker commissions or sales charges in connection with the purchase or sale of Fund shares. Total investment return for a period of less than one year is not annualized. Total return for a period of more than one year represents the average annual total return.

Performance at market price will differ from results at NAV. Although market price returns typically reflect investment results over time, during shorter periods returns at market price can also be influenced by factors such as changing views about the Fund, market conditions, supply and demand for the Fund’s shares, or changes in the Fund’s dividends.

An investment in the Fund involves risk, including the loss of principal. Total return, market price, market price yield and NAV will fluctuate with changes in market conditions. This data is provided for information purposes only and is not intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. There is a one time public offering and, once issued, shares of closed-end funds are traded in the open market through a stock exchange. NAV is equal to total assets attributable to common shareholders less total liabilities divided by the number of common shares outstanding. Holdings are subject to change daily.

(2) Market Price Yield is determined by dividing the annualized current monthly dividend per common share (comprised of net investment income) by the market price per common share at September 30, 2013.

(3) Represents Preferred Shares and Reverse Repurchase Agreements (collectively “Leverage”) outstanding, as a percentage of total managed assets. Total managed assets refer to the total assets (including assets attributable to Leverage) minus accrued liabilities (other than liabilities representing Leverage).

September 30, 2013 | Semi-Annual Report	11

Schedule of Investments

PIMCO Dynamic Income Fund

September 30, 2013 (unaudited)

Principal Amount (000s)		Value
Mortgage-Backed Securities – 106.5%

£12,884	Alba PLC, 0.777%, 12/15/38, CMO (l)	$14,897,956
	American Home Mortgage Assets Trust, CMO,
$4,669	0.449%, 11/25/35 (l)	3,790,542
12,367	0.469%, 8/25/37 (l)	3,791,510
14,330	6.25%, 6/25/37 (j)	8,956,346
	American Home Mortgage Investment Trust, CMO (l),
9,884	0.479%, 9/25/45 (j)	8,579,403
9,739	1.079%, 2/25/44	2,552,377
	Banc of America Alternative Loan Trust, CMO,
325	0.579%, 5/25/35 (l)	232,665
816	6.00%, 6/25/37	613,023
315	6.00%, 6/25/46	261,199
	Banc of America Funding Corp., CMO (l),
10,469	zero coupon, 6/26/35 (a)(b)(d)(k) (acquisition cost-$9,003,512; purchased 8/30/13)	9,051,000
15,300	zero coupon, 7/26/36 (a)(d)	9,669,609
32,635	0.39%, 4/20/47 (j)	24,220,353
4,612	0.63%, 2/20/35	1,265,895
4,609	2.863%, 3/20/36 (j)	3,878,561
505	2.882%, 1/20/47 (j)	403,543
825	3.042%, 1/25/35	415,927
	Banc of America Mortgage Trust, CMO (l),
469	2.961%, 10/20/46	287,914
2,239	2.996%, 1/25/36	2,009,635
	Banc of America Re-Remic Trust, CMO (a)(d),
13,000	5.383%, 12/15/16 (j)	13,799,422
38,264	5.665%, 2/17/51 (l)	39,040,854
€3,948	Bancaja 8 Fondo de Titulizacion de Activos, 0.334%, 10/25/37, CMO (l)	4,551,461
	BCAP LLC Trust, CMO (a)(d),
$7,018	2.278%, 7/26/45 (l)	5,765,957
14,380	2.754%, 5/26/36 (l)	10,007,269
9,500	2.819%, 11/26/35 (l)	7,491,795
26,616	4.958%, 4/26/37 (l)	14,461,268
8,051	4.977%, 3/26/35 (l)	6,968,731
6,052	5.162%, 10/26/35 (l)	5,308,283
6,267	5.201%, 6/26/47 (l)	5,125,493
4,770	5.478%, 7/26/35 (l)	4,072,620
12,580	5.50%, 12/26/35	10,121,769
8,358	6.00%, 8/26/37 (l)	4,926,246
11,913	Bear Stearns ALT-A Trust, 0.379%, 2/25/34, CMO (j)(l)	7,696,777
€29,492	Celtic Residential Irish Mortgage Securitisation No. 9 PLC, 0.368%, 11/13/47, CMO (l)	33,691,217
10,628	Celtic Residential Irish Mortgage Securitisation No. 10 PLC, 0.457%, 4/10/48, CMO (l)	11,876,978

12	Semi-Annual Report | September 30, 2013

Schedule of Investments

PIMCO Dynamic Income Fund

September 30, 2013 (unaudited) (continued)

Principal Amount (000s)		Value
€8,472	Celtic Residential Irish Mortgage Securitisation No. 11 PLC, 0.484%, 12/14/48, CMO (l)	$9,540,385
5,300	Celtic Residential Irish Mortgage Securitisation No. 12 Ltd., 0.423%, 3/18/49, CMO (l)	5,670,293
$5,095	Chase Mortgage Finance Trust, 4.659%, 3/25/37, CMO (j)(l)	4,238,817
	Citigroup Mortgage Loan Trust, Inc., CMO (l),
1,651	2.57%, 3/25/36	1,510,381
9,802	2.89%, 9/25/37 (j)	7,969,610
	Countrywide Alternative Loan Trust, CMO,
27,297	0.369%, 9/25/46 (j)(l)	16,956,929
29,290	0.764%, 12/25/35, IO	438,555
32,411	0.909%, 11/25/35 (j)(l)	25,453,046
14,778	1.003%, 11/25/46 (j)(l)	8,777,056
22,901	1.556%, 12/25/35, IO	1,633,447
256	4.89%, 6/25/47 (l)	199,330
527	5.50%, 2/25/20 (j)	529,181
5,153	5.50%, 7/25/35 (j)	4,730,661
1,558	5.50%, 11/25/35 (j)	1,347,656
18,160	5.50%, 12/25/35 (j)	14,938,630
341	5.50%, 1/25/36	312,404
4,985	5.50%, 4/25/37	3,722,868
493	5.75%, 1/25/36	435,066
17,223	5.75%, 1/25/37 (j)	13,967,760
5,631	5.75%, 4/25/37 (j)	4,864,809
840	6.00%, 6/25/36	693,435
150	6.00%, 11/25/36	124,214
356	6.00%, 12/25/36	265,725
4,387	6.00%, 1/25/37 (j)	3,549,258
1,563	6.00%, 2/25/37	1,114,877
11,871	6.00%, 4/25/37 (j)	8,975,600
11,457	6.00%, 5/25/37 (j)	8,873,399
4,775	6.00%, 7/25/37 (j)	4,314,405
20,797	6.971%, 7/25/36, IO (l)	5,610,416
2,253	37.927%, 5/25/37 (b)(l)	3,625,703
	Countrywide Home Loan Mortgage Pass-Through Trust, CMO,
412	0.479%, 3/25/35 (l)	355,308
4,205	0.519%, 3/25/36 (l)	1,831,178
145	5.00%, 11/25/35	135,699
20,460	5.404%, 6/25/47 (j)(l)	18,580,572
368	5.50%, 12/25/34	317,429
169	5.50%, 11/25/35	161,410
685	6.00%, 7/25/37	600,117
9	6.00%, 8/25/37	7,921
9,580	6.00%, 8/25/37 (j)	8,655,592
511	6.00%, 1/25/38 (j)	452,912

September 30, 2013 | Semi-Annual Report	13

Schedule of Investments

PIMCO Dynamic Income Fund

September 30, 2013 (unaudited) (continued)

Principal Amount (000s)		Value
	Credit Suisse Mortgage Capital Certificates, CMO,
$3,000	1.402%, 10/15/21 (a)(d)(l)	$2,944,134
11,208	2.418%, 7/26/49 (a)(d)(l)	6,559,157
27,326	3.243%, 4/26/35 (a)(d)(l)	22,021,397
85,944	4.614%, 2/27/47 (a)(d)(j)(l)	62,073,088
14,158	4.857%, 7/26/37 (a)(d)(j)(l)	7,899,552
12,950	5.567%, 2/15/39 (j)(l)	13,978,334
10,000	5.692%, 4/16/49 (a)(d)(j)(l)	10,802,025
22,880	7.00%, 8/26/36 (a)(d)	9,082,133
5,150	7.00%, 8/27/36 (a)(d)	3,654,309
	Credit Suisse Mortgage Capital Certificates Mortgage-Backed Trust, CMO,
13,222	5.896%, 4/25/36	12,327,292
8,117	6.50%, 10/25/21 (j)	6,859,821
18,076	6.50%, 7/26/36 (j)	9,231,178
	Debussy DTC 1, CMO (a)(d),
£18,250	5.93%, 7/12/25	30,614,795
5,000	8.25%, 7/12/25	8,428,088
$2,449	Deutsche ALT-A Securities, Inc. Alternate Loan Trust, 6.00%, 10/25/21, CMO	2,150,149
	Diversity Funding Ltd., CMO (l),
£8,383	2.746%, 2/10/46	12,546,444
1,310	2.841%, 2/10/46	1,305,570
1,193	3.341%, 2/10/46	808,512
1,170	3.841%, 2/10/46	307,742
702	5.092%, 2/10/46	90,075
234	5.321%, 2/10/46 (f)	20,312
247	5.421%, 2/10/46 (f)	17,207
€32,214	Emerald Mortgages No. 4 PLC, 0.247%, 7/15/48, CMO (l)	34,689,442
2,457	European Property Capital 3 EPC, 0.825%, 5/22/15, CMO (l)	1,778,059
$11,100	Extended Stay America Trust, 7.625%, 12/5/19, CMO (a)(d)	11,480,111
	First Horizon Alternative Mortgage Securities Trust, CMO (l),
13,191	2.273%, 8/25/35	2,776,737
2,691	6.921%, 11/25/36, IO (b)	636,963
1,223	First Horizon Mortgage Pass-Through Trust, 5.50%, 8/25/37, CMO	1,126,674
7,958	GMAC Commercial Mortgage Securities, Inc., 4.915%, 12/10/41, CMO (j)	8,143,919
5,523	Greenpoint Mortgage Funding Trust, 0.379%, 12/25/46, CMO (l)	2,315,598
	GSR Mortgage Loan Trust, CMO (l),
399	2.788%, 11/25/35	360,902
1,846	6.50%, 8/25/36	1,479,373
	Harborview Mortgage Loan Trust, CMO (l),
27	0.371%, 1/19/38	21,359
27,744	0.421%, 3/19/36 (j)	18,615,227
13,623	0.431%, 1/19/36 (j)	8,554,962
16,081	0.83%, 6/20/35 (j)	8,072,599
3,652	1.08%, 6/20/35	923,927
549	Impac CMB Trust, 0.899%, 10/25/34, CMO (l)	463,518

14	Semi-Annual Report | September 30, 2013

Schedule of Investments

PIMCO Dynamic Income Fund

September 30, 2013 (unaudited) (continued)

Principal Amount (000s)		Value
$29	Impac Secured Assets Trust, 0.289%, 5/25/37, CMO (l)	$18,436
8,748	IndyMac IMSC Mortgage Loan Trust, 2.81%, 6/25/37, CMO (j)(l)	6,446,554
150	IndyMac INDA Mortgage Loan Trust, 5.223%, 3/25/37, CMO (l)	134,441
	IndyMac Index Mortgage Loan Trust, CMO (l),
7,249	0.379%, 11/25/46 (j)	3,706,915
4,700	0.429%, 2/25/37	2,243,437
653	0.479%, 7/25/36	518,734
727	2.559%, 2/25/35	614,619
	JPMorgan Alternative Loan Trust, CMO (j),
53,833	0.379%, 6/25/37 (l)	28,240,427
12,854	5.85%, 11/25/36 (l)	11,459,880
10,000	5.96%, 12/25/36	7,906,400
5,000	6.31%, 8/25/36	3,667,440
75,075	JPMorgan Chase Commercial Mortgage Securities Corp., 2.196%, 6/15/45, CMO, IO (j)(l)	7,752,665
	JPMorgan Mortgage Trust, CMO (l),
10,912	2.748%, 6/25/37 (j)	9,441,711
8,912	5.281%, 4/25/37 (j)	8,041,212
2,462	5.632%, 10/25/36	2,259,311
8,453	KGS Alpha SBA, 1.055%, 4/25/38, CMO (a)(b)(d)(g)(k) (acquisition cost-$448,537; purchased 10/18/12)	450,492
	Lavendar Trust, CMO (a)(d),
7,365	5.50%, 9/26/35	5,170,316
17,896	6.00%, 11/26/36	11,894,786
10,913	LB Commercial Mortgage Trust, 6.081%, 7/15/44, CMO (j)(l)	12,173,281
	LB-UBS Commercial Mortgage Trust, CMO (j)(l),
217,234	0.162%, 2/15/40, IO (a)(d)	3,488,556
7,751	5.452%, 9/15/39	8,257,125
	Lehman Mortgage Trust, CMO,
197	5.50%, 11/25/35	187,053
2,257	6.00%, 8/25/36	1,936,161
1,512	6.00%, 9/25/36	1,225,100
10,510	6.50%, 9/25/37 (j)	9,084,288
46,697	7.25%, 9/25/37 (j)	24,586,363
	Lehman XS Trust, CMO (l),
34,720	0.459%, 7/25/37	7,575,909
5,193	0.679%, 7/25/47	761,330
	MASTR Adjustable Rate Mortgages Trust, CMO (l),
31,678	0.379%, 5/25/47 (j)	20,135,140
6,070	0.519%, 5/25/47	1,907,779
	MASTR Alternative Loans Trust, CMO (l),
27,829	0.529%, 3/25/36 (j)	5,825,991
35,567	0.579%, 3/25/36	7,549,596
604	MASTR Asset Securitization Trust, 5.293%, 11/25/33, CMO (a)(d)(l)	14,470
	Morgan Stanley Re-Remic Trust, CMO (a)(d),
11,082	2.609%, 1/26/35 (l)	9,900,683

September 30, 2013 | Semi-Annual Report	15

Schedule of Investments

PIMCO Dynamic Income Fund

September 30, 2013 (unaudited) (continued)

Principal Amount (000s)		Value
$6,285	2.609%, 2/26/37 (l)	$4,739,291
26,634	2.799%, 7/26/35 (l)	17,424,834
4,998	5.297%, 9/26/35 (l)	3,995,483
7,969	6.00%, 4/26/36	4,389,851
	Newgate Funding, CMO (l),
£2,200	0.717%, 12/15/50	2,641,269
€2,750	1.474%, 12/15/50	2,973,569
5,250	1.724%, 12/15/50	5,278,907
£4,150	1.767%, 12/15/50	5,408,343
	Nomura Asset Acceptance Corp., CMO,
$1,012	5.82%, 3/25/47	1,017,760
16,531	6.138%, 3/25/47 (j)	16,618,141
31,520	6.347%, 3/25/47 (j)	31,682,258
1,102	NovaStar Mortgage-Backed Notes, 0.369%, 9/25/46, CMO (l)	875,915
	RBSSP Resecuritization Trust, CMO (a)(d),
20,150	2.363%, 7/26/45 (l)	18,122,846
13,672	2.765%, 5/26/37 (b)(k)(l) (acquisition cost-$9,844,007; purchased 8/30/13)	10,094,921
10,060	3.003%, 2/26/36 (j)(l)	4,066,001
18,282	5.989%, 11/21/35 (j)(l)	11,433,437
9,557	6.00%, 3/26/36	6,831,890
31,901	6.542%, 11/26/35 (j)(l)	19,933,189
	Residential Accredit Loans, Inc., CMO,
14,533	0.359%, 7/25/36 (j)(l)	9,168,940
31,788	0.369%, 5/25/37 (j)(l)	25,017,576
12,454	1.153%, 1/25/46 (j)(l)	8,359,880
1,851	4.255%, 1/25/36 (l)	1,422,015
1,700	6.00%, 8/25/35	1,496,240
960	6.00%, 6/25/36	755,486
9,199	6.00%, 8/25/36 (j)	7,000,406
21,571	7.00%, 10/25/37 (j)	17,631,661
	Residential Asset Securitization Trust, CMO,
1,953	5.50%, 7/25/35	1,809,932
5,481	6.25%, 8/25/37	3,013,452
	Residential Funding Mortgage Securities I, CMO,
529	5.85%, 11/25/35	505,005
7,120	5.903%, 8/25/36 (j)(l)	6,447,018
3,986	6.00%, 4/25/37	3,495,871
	Sequoia Mortgage Trust, CMO (l),
2,503	0.55%, 7/20/36	1,565,255
1,458	1.38%, 10/20/27	1,202,411
£2,722	Southern Pacific Securities PLC, 4.017%, 12/10/42, CMO (l)	4,035,286
	Structured Adjustable Rate Mortgage Loan Trust, CMO (j)(l),
$6,400	4.53%, 8/25/36	4,133,485
15,295	4.954%, 2/25/37	10,785,019
5,218	5.079%, 4/25/47	3,952,645
2,027	5.232%, 7/25/35	1,788,054

16	Semi-Annual Report | September 30, 2013

Schedule of Investments

PIMCO Dynamic Income Fund

September 30, 2013 (unaudited) (continued)

Principal Amount (000s)		Value
	Structured Asset Mortgage Investments II Trust, CMO (l),
$3,970	0.349%, 3/25/37	$1,024,655
30,540	0.369%, 7/25/46 (j)	22,759,833
	Suntrust Alternative Loan Trust, CMO (l),
27,652	0.529%, 4/25/36 (j)	9,466,755
7,474	6.971%, 4/25/36, IO	2,257,026
	TBW Mortgage-Backed Trust, CMO (j),
15,399	5.80%, 3/25/37	7,958,599
14,272	6.12%, 3/25/37	7,372,100
30,630	6.50%, 7/25/36	16,422,191
	WaMu Mortgage Pass-Through Certificates, CMO (l),
512	0.608%, 6/25/44	453,376
20,592	0.903%, 6/25/47 (j)	4,511,953
37,866	0.963%, 7/25/47 (j)	31,390,184
869	1.033%, 10/25/46	686,663
3,327	1.133%, 7/25/46	2,723,770
107	1.159%, 2/25/46	98,126
1,597	2.204%, 7/25/47	1,126,652
9,384	4.707%, 3/25/37 (j)	8,335,726
706	4.85%, 2/25/37	655,154
	Washington Mutual Mortgage Pass-Through Certificates, CMO (j),
21,325	0.419%, 1/25/47 (l)	12,456,798
8,540	6.00%, 4/25/37	7,219,832
1,234	Wells Fargo Alternative Loan Trust, 5.75%, 7/25/37, CMO	1,112,057
28,600	Wells Fargo Mortgage Loan Trust, 5.595%, 4/27/36, CMO (a)(d)(l)	26,531,850
	Wells Fargo Mortgage-Backed Securities Trust, CMO,
1,193	2.627%, 10/25/35 (l)	1,158,420
779	6.00%, 7/25/36 (j)	743,750
1,590	6.00%, 9/25/36	1,541,212
482	6.00%, 4/25/37	466,407
1,171	6.00%, 6/25/37	1,130,597
2,475	6.00%, 8/25/37	2,381,920
Total Mortgage-Backed Securities (cost-$1,292,495,650)		1,478,102,085
Corporate Bonds & Notes – 35.4%
	Auto Components – 0.6%
7,983	Commercial Vehicle Group, Inc., 7.875%, 4/15/19 (j)	8,022,915
	Banking – 11.3%
9,100	Banco Continental SAECA, 8.875%, 10/15/17 (a)(d)(j)	9,702,875
12,500	Banco do Brasil S.A., 3.875%, 10/10/22 (j)	10,843,750
€15,800	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, 6.875%, 3/19/20 (j)	23,699,573
$10,700	Credit Suisse AG, 6.50%, 8/8/23 (a)(b)(d)(j)(k) (acquisition cost-$10,700,000; purchased 8/1/13)	10,849,393
	Eksportfinans ASA,
700	2.00%, 9/15/15 (j)	686,000
1,050	2.375%, 5/25/16	1,021,125

September 30, 2013 | Semi-Annual Report	17

Schedule of Investments

PIMCO Dynamic Income Fund

September 30, 2013 (unaudited) (continued)

Principal Amount (000s)		Value
	Banking (continued)
$1,700	5.50%, 5/25/16	$1,782,875
1,900	5.50%, 6/26/17 (j)	1,983,125
6,000	Intesa Sanpaolo SpA, 6.50%, 2/24/21 (a)(d)(j)	6,252,264
€15,800	LBG Capital No. 2 PLC, 6.385%, 5/12/20	22,040,870
$36,500	Morgan Stanley, 7.30%, 5/13/19 (j)	43,735,431
	Royal Bank of Scotland NV (j)(l),
5,000	0.958%, 3/9/15	4,876,750
€5,446	0.975%, 6/8/15	7,172,382
7,900	Royal Bank of Scotland PLC, 6.934%, 4/9/18 (j)	11,752,626
		156,399,039
	Building Materials – 0.3%
	Corporacion GEO S.A.B. de C.V. (a)(d)(f),
$300	8.875%, 3/27/22	45,000
10,530	9.25%, 6/30/20	1,579,500
5,000	Desarrolladora Homex S.A.B. de C.V., 9.75%, 3/25/20 (a)(d)(f)(j)	1,250,000
5,000	Urbi Desarrollos Urbanos S.A.B. de C.V., 9.75%, 2/3/22 (a)(d)(f)	900,000
		3,774,500
	Chemicals – 2.0%
25,980	Ineos Finance PLC, 7.50%, 5/1/20 (a)(d)(j)	27,993,450
	Coal – 0.5%
	Mongolian Mining Corp.,
5,900	8.875%, 3/29/17 (a)(d)	4,498,750
2,900	8.875%, 3/29/17	2,211,250
		6,710,000
	Diversified Financial Services – 6.9%
12,900	AGFC Capital Trust I, 6.00%, 1/15/67 (converts to FRN on 1/15/17) (a)(d)(j)	10,771,500
9,600	Cantor Fitzgerald L.P., 7.875%, 10/15/19 (a)(d)(j)	10,062,557
€900	Cedulas TDA 1 Fondo de Titulizacion de Activos, 0.282%, 4/8/16 (l)	1,133,416
31,700	Cedulas TDA 6 Fondo de Titulizacion de Activos, 4.25%, 4/10/31 (j)	33,286,801
$10,000	General Electric Capital Corp., 7.125%, 6/15/22 (h)	10,917,010
4,181	Jefferies LoanCore LLC, 6.875%, 6/1/20 (a)(b)(d)(j)(k) (acquisition cost-$4,223,740; purchased 5/16/13-5/17/13)	4,118,285
	SLM Corp.,
5,000	6.00%, 1/25/17 (j)	5,325,000
1,000	6.25%, 1/25/16	1,068,750
	Springleaf Finance Corp. (j),
2,300	6.50%, 9/15/17	2,380,500
5,400	6.90%, 12/15/17	5,670,000
1,417	Stearns Holdings, Inc., 9.375%, 8/15/20 (a)(b)(d)(k) (acquisition cost-$1,417,000; purchased 7/30/13)	1,452,425
54,547	Toll Road Investors Partnership II L.P., zero coupon, 2/15/45 (MBIA) (a)(b)(d)(k) (acquisition cost-$9,676,435; purchased 11/20/12-7/26/13)	9,794,271
		95,980,515

18	Semi-Annual Report | September 30, 2013

Schedule of Investments

PIMCO Dynamic Income Fund

September 30, 2013 (unaudited) (continued)

Principal Amount (000s)		Value
	Electric Utilities – 0.6%
$5,000	Edison Mission Energy, 7.00%, 5/15/17 (f)	$3,337,500
	Energy Future Intermediate Holding Co. LLC (j),
3,100	6.875%, 8/15/17 (a)(d)	3,169,750
1,700	10.00%, 12/1/20	1,799,875
		8,307,125
	Engineering & Construction – 0.9%
11,848	Alion Science and Technology Corp., 12.00%, 11/1/14, PIK (j)	12,025,533
	Food & Beverage – 0.7%
2,500	BRF - Brasil Foods S.A., 5.875%, 6/6/22 (a)(d)(j)	2,493,750
3,187	Carolina Beverage Group LLC, 10.625%, 8/1/18 (a)(b)(d)(j)(k) (acquisition cost-$3,234,503; purchased 7/23/13-7/24/13)	3,274,643
5,000	Minerva Luxembourg S.A., 7.75%, 1/31/23 (a)(d)(j)	4,725,000
		10,493,393
	Household Products/Wares – 1.7%
8,236	Armored Autogroup, Inc., 9.25%, 11/1/18 (j)	7,474,170
	Reynolds Group Issuer, Inc. (j),
6,000	6.875%, 2/15/21	6,435,000
9,000	7.875%, 8/15/19	9,945,000
		23,854,170
	Lodging – 0.3%
12,000	Buffalo Thunder Development Authority, 9.375%, 12/15/14 (a)(b)(d)(f)(k) (acquisition cost-$4,320,000; purchased 6/28/12)	4,380,000
	Media – 0.6%
7,800	Radio One, Inc., 12.50%, 5/24/16 (j)	7,956,000
	Oil & Gas – 1.5%
5,000	Afren PLC, 10.25%, 4/8/19 (j)	5,750,000
5,000	Alliance Oil Co., Ltd., 9.875%, 3/11/15 (j)	5,362,500
3,074	Ecopetrol S.A., 7.375%, 9/18/43	3,335,290
16,700	OGX Austria GmbH, 8.50%, 6/1/18 (a)(d)(j)	2,755,500
7,000	Petroleos de Venezuela S.A., 5.50%, 4/12/37 (j)	3,920,000
		21,123,290
	Paper & Forest Products – 0.4%
6,000	Millar Western Forest Products Ltd., 8.50%, 4/1/21 (j)	6,090,000
	Pipelines – 1.5%
15,900	NGPL PipeCo LLC, 7.768%, 12/15/37 (a)(d)(j)	13,197,000
9,740	Rockies Express Pipeline LLC, 6.875%, 4/15/40 (a)(d)(j)	7,305,000
		20,502,000
	Retail – 2.8%
£1,950	Aston Martin Capital Ltd., 9.25%, 7/15/18 (j)	3,362,053
500	Enterprise Inns PLC, 6.50%, 12/6/18	833,734
3,678	Punch Taverns Finance PLC, 6.82%, 7/15/20 (j)	6,163,389
12,120	Spirit Issuer PLC, 5.472%, 12/28/34 (l)	17,462,761
6,800	Unique Pub Finance Co. PLC, 6.542%, 3/30/21	11,058,065
		38,880,002

September 30, 2013 | Semi-Annual Report	19

Schedule of Investments

PIMCO Dynamic Income Fund

September 30, 2013 (unaudited) (continued)

Principal Amount (000s)		Value
	Software – 0.8%
	First Data Corp. (a)(d)(j),
$5,000	7.375%, 6/15/19	$5,287,500
5,000	8.75%, 1/15/22, PIK	5,237,500
		10,525,000
	Telecommunications – 1.4%
13,162	GCI, Inc., 6.75%, 6/1/21 (j)	12,503,900
7,000	VimpelCom Holdings BV, 7.504%, 3/1/22 (j)	7,393,750
		19,897,650
	Transportation – 0.6%
6,500	Aeropuertos Dominicanos Siglo XXI S.A., 9.25%, 11/13/19 (a)(d)(j)	6,695,000
2,850	Western Express, Inc., 12.50%, 4/15/15 (a)(d)(j)	1,653,000
		8,348,000
Total Corporate Bonds & Notes (cost-$470,441,621)		491,262,582
Asset-Backed Securities – 25.7%
2,586	Asset Backed Funding Certificates, 1.229%, 3/25/34 (l)	2,008,101
	Bear Stearns Asset-Backed Securities Trust (l),
4,000	0.729%, 6/25/36	3,006,968
530	2.577%, 10/25/36	328,889
2,849	Bombardier Capital Mortgage Securitization Corp. Trust, 7.44%, 12/15/29 (j)(l)	1,734,310
	Citigroup Mortgage Loan Trust, Inc.,
3,663	5.77%, 3/25/36	2,500,816
636	5.852%, 5/25/36	413,467
	Conseco Finance Securitizations Corp. (j),
10,500	7.96%, 5/1/31	8,600,395
17,785	7.97%, 5/1/32	12,762,033
31,125	8.20%, 5/1/31	26,603,811
9,740	9.163%, 3/1/33 (l)	8,888,899
7,000	Conseco Financial Corp., 7.06%, 2/1/31 (j)(l)	7,285,337
	Countrywide Asset-Backed Certificates,
15,000	0.349%, 6/25/47 (j)(l)	11,504,865
6,262	0.379%, 4/25/36 (l)	5,470,543
48,179	0.439%, 1/25/46 (l)	1,577,043
2,500	0.599%, 6/25/36 (l)	466,188
10,000	0.699%, 5/25/36 (l)	1,464,595
35	0.979%, 3/25/33 (l)	32,143
2,405	1.559%, 12/25/32 (l)	2,009,379
1,237	4.915%, 2/25/36 (l)	1,202,859
2,587	5.348%, 7/25/36 (l)	2,571,199
3,818	5.505%, 4/25/36 (l)	3,765,535
4,092	5.588%, 8/25/36 (l)	3,963,552
4,544	5.657%, 3/25/34 (l)	5,066,915
542	5.859%, 10/25/46	366,651
10,800	Credit-Based Asset Servicing and Securitization LLC, 5.708%, 10/25/36 (a)(d)(j)	9,080,078

20	Semi-Annual Report | September 30, 2013

Schedule of Investments

PIMCO Dynamic Income Fund

September 30, 2013 (unaudited) (continued)

Principal Amount (000s)		Value
$12,236	CSAB Mortgage-Backed Trust, 5.50%, 5/25/37 (j)	$10,681,700
	EMC Mortgage Loan Trust (a)(d)(l),
255	0.629%, 12/25/42	226,898
12,485	0.649%, 4/25/42 (j)	10,727,626
2,813	2.429%, 4/25/42	1,340,797
10,665	GMACM Home Equity Loan Trust, 6.249%, 12/25/37 (j)	10,318,513
4,298	GSAA Trust, 6.205%, 3/25/46	4,103,078
1,886	Home Equity Mortgage Loan Asset-Backed Trust, 6.788%, 12/25/31	917,443
33,503	Legg Mason PT, 6.55%, 3/10/20 (a)(d)(g)	33,537,710
11,964	Lehman XS Trust, 6.006%, 6/24/46 (j)	10,474,870
282	Long Beach Mortgage Loan Trust, 1.229%, 2/25/34 (l)	258,164
27,417	Morgan Stanley Home Equity Loan Trust, 0.409%, 4/25/37 (j)(l)	15,064,781
	Oakwood Mortgage Investors, Inc.,
9,499	5.92%, 9/15/17 (l)	4,359,896
5,797	6.61%, 2/15/21 (l)	2,931,451
26,022	7.40%, 7/15/30 (l)	18,371,284
7,531	7.405%, 12/15/30 (l)	4,210,646
5,974	7.84%, 11/15/29 (j)(l)	5,850,962
2,364	8.49%, 10/15/30	459,454
	Popular ABS Mortgage Pass-Through Trust,
3,663	1.429%, 8/25/35 (l)	1,922,346
8,422	4.885%, 7/25/35 (j)	6,706,180
38	Renaissance Home Equity Loan Trust, 0.679%, 12/25/33 (l)	36,932
11,872	Residential Asset Mortgage Products, Inc., 1.154%, 4/25/34 (j)(l)	9,350,594
	Residential Asset Securities Corp. (l),
9,036	0.339%, 6/25/36 (j)	8,396,117
11,000	0.419%, 8/25/36	5,688,023
7,816	Sorin Real Estate CDO IV Ltd., 0.794%, 10/28/46 (a)(d)(g)(l)	3,034,047
	Soundview Home Equity Loan Trust,
10,250	0.459%, 6/25/37 (l)	5,398,029
2,298	5.655%, 10/25/36	1,880,601
	South Coast Funding VII Ltd. (a)(d)(l),
194,445	0.531%, 1/6/41, CDO	50,555,752
5,886	0.531%, 1/6/41, CDO (b)(k) (acquisition cost-$1,162,551; purchased 11/8/12)	1,530,447
8,564	Structured Asset Securities Corp., 6.179%, 5/25/32 (l)	4,092,644
1,700	Vanderbilt Acquisition Loan Trust, 7.33%, 5/7/32 (l)	1,866,679
Total Asset-Backed Securities (cost-$327,875,793)		356,968,235
U.S. Government Agency Securities (j)(l) – 3.0%
	Fannie Mae, CMO,
19,036	5.741%, 7/25/41, IO	2,299,726
28,396	5.891%, 10/25/40, IO	3,620,152
1,858	6.121%, 1/25/38, IO	229,817
1,047	6.171%, 12/25/37, IO	122,634
2,025	6.221%, 12/25/37, IO	274,701
563	6.231%, 6/25/37, IO	71,516

September 30, 2013 | Semi-Annual Report	21

Schedule of Investments

PIMCO Dynamic Income Fund

September 30, 2013 (unaudited) (continued)

Principal Amount (000s)		Value
$61,162	6.261%, 3/25/37-4/25/37, IO	$8,280,325
2,420	6.271%, 4/25/37, IO	402,835
613	6.321%, 2/25/37, IO	82,150
1,931	6.341%, 9/25/37, IO	291,621
58,871	6.381%, 6/25/41, IO	8,259,599
459	6.421%, 11/25/35, IO	76,698
531	6.471%, 11/25/36, IO	96,684
1,795	6.541%, 6/25/37, IO	292,825
5,546	6.571%, 10/25/35, IO	925,191
4,801	6.591%, 5/25/37, IO	777,791
5,267	6.621%, 11/25/36, IO	857,941
5,494	6.801%, 3/25/38, IO	935,473
4,060	6.821%, 2/25/38, IO	594,659
3,724	6.921%, 6/25/23, IO	583,553
5,985	11.973%, 1/25/41 (b)	7,246,963
	Freddie Mac, CMO,
834	6.228%, 5/15/37, IO	116,480
6,562	6.288%, 7/15/36, IO	874,591
2,536	6.398%, 9/15/36, IO	372,002
6,218	6.518%, 4/15/36, IO	903,131
4,281	7.598%, 9/15/36, IO	918,858
602	14.002%, 9/15/41 (b)	715,250
591	16.419%, 9/15/34 (b)	787,787
Total U.S. Government Agency Securities (cost-$52,480,172)		41,010,953
Senior Loans (a)(c) – 2.1%
	Auto Components – 0.0%
200	Keystone Automotive Operations, Inc., 7.00%, 8/13/19 (b)(k) (acquisition cost-$197,000; purchased 8/8/13)	201,375
	Financial Services – 0.8%
939	Alinta Ltd., 6.375%, 8/13/19	905,159
	Springleaf Finance Corp.,
5,800	4.75%, 9/30/19, Term B2 (e)	5,818,125
3,960	5.50%, 5/10/17	3,970,890
		10,694,174
	Food & Beverage – 0.3%
5,182	Candy Intermediate Holdings, Inc., 7.50%, 6/18/18	5,004,105
	Hotels/Gaming – 1.0%
12,667	Stockbridge SBE Holdings LLC, 13.00%, 5/2/17, Term B (b)(k) (acquisition cost-$12,666,667; purchased 5/30/12-7/10/12)	13,560,933
Total Senior Loans (cost-$28,235,241)		29,460,587
U.S. Treasury Obligations (i) – 1.4%
	U.S. Treasury Notes,
700	0.25%, 2/28/14	700,615
18,000	0.25%, 5/31/14	18,020,034
1,194	1.25%, 4/15/14	1,201,602
Total U.S. Treasury Obligations (cost-$19,910,596)		19,922,251

22	Semi-Annual Report | September 30, 2013

Schedule of Investments

PIMCO Dynamic Income Fund

September 30, 2013 (unaudited) (continued)

Shares		Value
Convertible Preferred Stock – 0.9%
	Aerospace & Defense – 0.3%
70,000	United Technologies Corp., 7.50%, 8/1/15	$4,535,300
	Electric Utilities – 0.6%
151,700	PPL Corp., 8.75%, 5/1/14	8,150,841
Total Convertible Preferred Stock (cost-$11,480,278)		12,686,141

Principal Amount (000s)
Short-Term Investments – 8.9%
	U.S. Treasury Obligations – 5.9%
$23,966	U.S. Treasury Bills, 0.066%-0.14%, 1/30/14-8/21/14 (i)(j)(m)	23,962,910
	U.S. Treasury Notes,
4,422	0.25%, 1/31/14 (i)	4,425,370
1,334	0.25%, 3/31/14	1,335,329
2,820	0.25%, 4/30/14	2,823,029
25,700	0.25%, 6/30/14	25,730,609
3,500	0.25%, 9/15/14	3,504,854
1,878	0.75%, 12/15/13 (i)	1,880,787
17,710	1.25%, 2/15/14 (i)	17,789,907
Total U.S. Treasury Obligations (cost-$81,423,028)		81,452,795
	Repurchase Agreements – 2.6%
2,800	Banc of America Securities LLC, dated 9/30/13, 0.08%, due 10/1/13, proceeds $2,800,006; collateralized by U.S. Treasury Notes, 0.25%, due 9/30/15, valued at $2,857,109 including accrued interest	2,800,000
15,300	Bank of Nova Scotia, dated 9/30/13, 0.10%, due 10/1/13, proceeds $15,300,043; collateralized by U.S. Treasury Notes, 2.375%, due 2/28/15, valued at $15,635,939 including accrued interest	15,300,000
5,700	Credit Suisse Securities (USA) LLC, dated 9/30/13, 0.10%, due 10/1/13, proceeds $5,700,016; collateralized by U.S. Treasury Notes, 0.875%, due 2/28/17, valued at $5,830,356 including accrued interest	5,700,000
11,800	JPMorgan Securities, Inc., dated 9/30/13, 0.09%, due 10/1/13, proceeds $11,800,030; collateralized by U.S. Treasury Notes, 0.625%, due 8/31/17, valued at $12,078,301 including accrued interest	11,800,000
Total Repurchase Agreements (cost-$35,600,000)		35,600,000

September 30, 2013 | Semi-Annual Report	23

Schedule of Investments

PIMCO Dynamic Income Fund

September 30, 2013 (unaudited) (continued)

Principal Amount (000s)		Value
	U.S. Government Agency Securities – 0.4%
$6,100	Federal Home Loan Bank Discount Notes, 0.074%, 3/28/14 (m) (cost-$6,097,798)	$6,099,396
Total Short-Term Investments (cost-$123,120,826)		123,152,191
Total Investments (cost-$2,326,040,177) – 183.9%		2,552,565,025
Liabilities in excess of other assets – (83.9)%		(1,164,803,221)
Net Assets – 100.0%		$1,387,761,804

Notes to Schedule of Investments:

(a)         Private Placement–Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $778,789,856, representing 56.1% of net assets.

(b)         Illiquid.

(c)          These securities generally pay interest at rates which are periodically pre-determined by reference to a base lending rate plus a premium. These base lending rates are generally either the lending rate offered by one or more major European banks, such as the “LIBOR” or the prime rate offered by one or more major United States banks, or the certificate of deposit rate. These securities are generally considered to be restricted as the Fund is ordinarily contractually obligated to receive approval from the Agent bank and/or borrower prior to disposition. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional payments by the borrower. Such prepayments cannot be predicted with certainty. The interest rate disclosed reflects the rate in effect on September 30, 2013.

(d)         144A–Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(e)          When-issued or delayed-delivery. To be settled/delivered after September 30, 2013.

(f)           In default.

(g)          Fair-Valued–Securities with an aggregate value of $37,022,249, representing 2.7% of net assets. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(h)         Perpetual maturity. The date shown, if any, is the next call date. For Corporate Bonds & Notes the interest rate is fixed until the first call date and variable thereafter.

(i)             All or partial amount segregated for the benefit of the counterparty as collateral for derivatives.

(j)            All or partial amount transferred for the benefit of the counterparty as collateral for reverse repurchase agreements.

(k)         Restricted. The aggregate acquisition cost of such securities is $66,893,952. The aggregate value is $68,758,185, representing 5.0% of net assets.

(l)             Variable or Floating Rate Security–Securities with an interest rate that changes periodically. The interest rate disclosed reflects the rate in effect on September 30, 2013.

(m)     Rates reflect the effective yields at purchase date.

24	Semi-Annual Report | September 30, 2013

Schedule of Investments

PIMCO Dynamic Income Fund

September 30, 2013 (unaudited) (continued)

(n)  Credit default swap agreements outstanding at September 30, 2013:

OTC buy protection swap agreements:

Swap Counterparty/ Referenced Debt Issuer	Notional Amount (000s) (1)	Credit Spread	Termination Date	Payments Made	Value (2)	Upfront Premiums Paid	Unrealized Depreciation
Credit Suisse First Boston:
J.C. Penney Corp., Inc.	$1,600	10.63%	3/20/14	(5.00)%	$38,717	$48,000	$(9,283)
Deutsche Bank:
J.C. Penney Corp., Inc.	1,500	11.11%	9/20/14	(5.00)%	80,962	91,875	(10,913)
Goldman Sachs:
J.C. Penney Corp., Inc.	3,900	10.64%	6/20/14	(5.00)%	145,163	210,500	(65,337)
Morgan Stanley:
J.C. Penney Corp., Inc.	1,600	10.64%	6/20/14	(5.00)%	59,555	76,000	(16,445)
					$324,397	$426,375	$(101,978)

OTC sell protection swap agreements:

Swap Counterparty/ Referenced Debt Issuer	Notional Amount (000s) (1)	Credit Spread	Termination Date	Payments Received	Value (2)	Upfront Premiums Received	Unrealized Appreciation (Depreciation)
Bank of America:
Nokia Oyj	€2,000	1.76%	6/20/17	5.00%	$318,687	$(250,220)	$568,907
Credit Suisse First Boston:
J.C. Penney Corp., Inc.	$1,500	11.41%	3/20/18	5.00%	(292,715)	(270,000)	(22,715)
Markit ABX.HE AA 06-2	33,688	†	5/25/46	0.17%	(29,486,208)	(29,939,982)	453,774
Nokia Oyj	€2,500	1.76%	6/20/17	5.00%	398,359	(473,438)	871,797
Nokia Oyj	1,950	1.86%	9/20/17	5.00%	319,188	(421,088)	740,276
Goldman Sachs:
Markit ABX.HE A 06-1	$13,860	†	7/25/45	0.54%	(11,799,214)	(12,075,229)	276,015
Morgan Stanley:
J.C. Penney Corp., Inc.	5,000	11.49%	9/20/17	5.00%	(914,776)	(412,500)	(502,276)
J.C. Penney Corp., Inc.	5,000	11.57%	6/20/17	5.00%	(885,509)	(400,000)	(485,509)
					$(42,342,188)	$(44,242,457)	$1,900,269

†            Credit Spread not quoted for asset-backed securities.

(1)    This represents the maximum potential amount the Fund could be required to make available as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(2)    The quoted market prices and resulting values for credit default swap agreements serve as an indicator of the status at September 30, 2013 of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement have been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

September 30, 2013 | Semi-Annual Report	25

Schedule of Investments

PIMCO Dynamic Income Fund

September 30, 2013 (unaudited) (continued)

(o)  Interest rate swap agreements outstanding at September 30, 2013:

Centrally cleared swap agreements:

			Rate Type
	Notional
	Amount	Termination	Payments	Payments		Unrealized
Broker (Exchange)	(000s)	Date	Made	Received	Value	Appreciation
Credit Suisse First Boston (CME)	$134,000	6/20/22	4.00%	3-Month USD-LIBOR	$(17,247,135)	$8,969,332
Credit Suisse First Boston (CME)	133,000	12/18/23	3-Month USD-LIBOR	3.00%	1,694,659	1,561,659
Credit Suisse First Boston (CME)	102,200	3/20/43	2.75%	3-Month USD-LIBOR	17,761,100	15,712,921
					$2,208,624	$26,243,912

(p)  Forward foreign currency contracts outstanding at September 30, 2013:

			U.S.$ Value	Unrealized
		U.S.$ Value on	September 30,	Appreciation
	Counterparty	Origination Date	2013	(Depreciation)
Purchased:
3,481,000 British Pound settling 10/2/13	Citigroup	$5,575,716	$5,635,394	$59,678
69,506,059 British Pound settling 10/2/13	Deutsche Bank	110,945,572	112,523,428	1,577,856
1,933,000 British Pound settling 10/2/13	Morgan Stanley	3,013,616	3,129,336	115,720
4,563,000 Euro settling 10/2/13	Citigroup	6,176,224	6,173,057	(3,167)
789,000 Euro settling 10/2/13	Goldman Sachs	1,054,304	1,067,399	13,095
1,579,780 Euro settling 10/2/13	JPMorgan Chase	2,102,526	2,137,206	34,680
20,402,367 Euro settling 10/2/13	Goldman Sachs	27,608,483	27,601,351	(7,132)
4,546,137 Euro settling 10/2/13	Morgan Stanley	6,011,335	6,150,244	138,909
87,434,909 Euro settling 10/2/13	UBS	117,905,974	118,286,356	380,382

Sold:
71,151,000 British Pound settling 10/2/13	Bank of America	110,497,503	115,186,425	(4,688,922)
86,580 British Pound settling 10/2/13	BNP Paribas	139,000	140,165	(1,165)
3,061,469 British Pound settling 10/2/13	Citigroup	4,887,866	4,956,216	(68,350)
69,506,059 British Pound settling 11/4/13	Deutsche Bank	110,918,117	112,494,236	(1,576,119)
621,010 British Pound settling 10/2/13	Goldman Sachs	965,000	1,005,353	(40,353)
450,055 British Pound settling 12/12/13	Royal Bank of Scotland	702,963	728,213	(25,250)
113,797,000 Euro settling 10/2/13	Bank of America	151,878,824	153,950,323	(2,071,499)
103,237 Euro settling 11/4/13	Barclays Bank	140,000	139,676	324
103,055 Euro settling 10/2/13	BNP Paribas	137,000	139,418	(2,418)
4,180,000 Euro settling 10/2/13	Citigroup	5,581,300	5,654,915	(73,615)
1,235,137 Euro settling 10/2/13	Goldman Sachs	1,668,000	1,670,956	(2,956)
824,459 Euro settling 11/4/13	Goldman Sachs	1,113,000	1,115,460	(2,460)
20,402,367 Euro settling 11/4/13	Goldman Sachs	27,610,911	27,603,596	7,315
1,235,137 Euro settling 11/4/13	Morgan Stanley	1,666,054	1,671,092	(5,038)
87,434,909 Euro settling 11/4/13	UBS	117,915,680	118,295,974	(380,294)
				$(6,620,779)

(q)  At September 30, 2013, the Fund held $110,000 in cash as collateral and pledged cash collateral of $6,550,000 for derivative contracts. Cash collateral held may be invested in accordance with the Fund’s investment strategy. Cash collateral of $223,000 was segregated in the Fund’s name, at a third party, but cannot be invested by the Fund.

26	Semi-Annual Report | September 30, 2013

Schedule of Investments

PIMCO Dynamic Income Fund

September 30, 2013 (unaudited) (continued)

(r)  Open reverse repurchase agreements at September 30, 2013:

Counterparty	Rate	Trade Date	Due Date	Principal & Interest	Principal
Bank of America	1.33%	9/23/13	10/25/13	$23,244,868	$23,238,000
	1.332	9/5/13	10/2/13	6,345,098	6,339,000
Barclays Bank	0.40	8/13/13	11/5/13	6,969,793	6,966,000
	0.40	8/23/13	11/21/13	1,909,827	1,909,000
	0.40	9/25/13	10/22/13	10,368,691	10,368,000
	0.50	7/5/13	10/8/13	3,437,196	3,433,000
	0.55	9/4/13	9/3/15	5,623,319	5,621,000
	0.60	9/20/13	1/16/14	6,063,190	6,062,081
	0.65	8/5/13	11/5/13	9,223,483	9,214,000
	0.65	8/23/13	11/21/13	2,446,722	2,445,000
	0.65	8/28/13	11/26/13	11,507,060	11,500,000
	0.65	9/18/13	12/18/13	29,828,000	29,821,000
	0.65	9/23/13	12/18/13	10,401,502	10,400,000
	0.65	9/25/13	12/20/13	42,802,636	42,798,000
	0.682	9/12/13	10/10/13	29,746,704	29,736,001
	0.71	7/5/13	10/8/13	30,459,773	30,407,000
	0.96	7/17/13	10/17/13	10,385,004	10,364,000
	1.25	9/24/13	12/24/13	2,118,514	2,117,999
	1.264	7/26/13	10/24/13	42,553,871	42,454,000
	1.42	9/20/13	1/16/14	4,574,012	4,572,073
	1.50	9/24/13	12/24/13	10,548,076	10,545,000
	1.502	9/19/13	12/23/13	18,754,385	18,745,000
	1.51	9/5/13	12/5/13	5,796,314	5,790,000
	1.51	9/6/13	12/5/13	5,881,337	5,875,000
	1.514	7/26/13	10/24/13	8,553,032	8,529,000
	1.515	8/1/13	10/31/13	2,906,442	2,899,000
	1.516	7/22/13	10/16/13	23,018,618	22,950,000
BNP Paribas	1.254	9/12/13	12/12/13	8,765,798	8,760,000
Citigroup	0.931	9/13/13	10/16/13	6,501,025	6,498,000
	1.016	7/17/13	10/21/13	6,262,403	6,249,000
Credit Suisse First Boston	0.45	9/16/13	12/16/13	20,483,840	20,480,000
	0.85	9/6/13	12/6/13	3,132,634	3,130,844
	1.60	8/5/13	10/7/13	50,468,531	50,341,000
	1.60	8/7/13	10/9/13	12,052,390	12,023,000
	1.60	8/14/13	10/15/13	7,027,961	7,013,000
	1.60	8/21/13	10/18/13	85,315,180	85,160,000
	1.60	9/17/13	11/18/13	9,246,750	9,241,000
	1.60	9/23/13	11/25/13	10,551,750	10,548,000
	1.60	9/27/13	11/27/13	17,537,117	17,534,000
Deutsche Bank	0.59	9/18/13	12/19/13	10,167,166	10,165,000
	0.59	9/26/13	12/23/13	18,620,526	18,619,000
	0.60	7/3/13	10/7/13	24,208,258	24,172,000
JPMorgan Chase	1.38	9/23/13	10/25/13	14,625,484	14,621,000
Morgan Stanley	(0.25)	9/6/13	10/2/13	4,478,510	4,479,288
	0.40	9/12/13	10/24/13	646,136	646,000
	1.10	7/12/13	10/15/13	11,876,321	11,847,000
	1.15	7/12/13	10/15/13	7,018,113	7,000,000

September 30, 2013 | Semi-Annual Report	27

Schedule of Investments

PIMCO Dynamic Income Fund

September 30, 2013 (unaudited) (continued)

Counterparty	Rate	Trade Date	Due Date	Principal & Interest	Principal
Royal Bank of Canada	0.45%	9/17/13	12/17/13	$9,600,680	$9,599,000
	1.26	9/11/13	12/11/13	10,733,508	10,726,000
	1.262	8/29/13	11/25/13	15,961,443	15,943,000
	1.264	7/29/13	10/29/13	15,485,720	15,451,000
	1.265	8/6/13	11/4/13	15,211,875	15,182,000
	1.265	8/9/13	11/12/13	65,169,143	65,048,000
	1.274	7/8/13	10/8/13	38,911,697	38,795,000
	2.265	8/14/13	5/14/14	64,006,564	63,620,000
Royal Bank of Scotland	1.179	9/30/13	10/30/13	9,814,321	9,814,000
	1.182	9/17/13	10/21/13	10,706,919	10,702,000
	1.264	7/26/13	10/25/13	12,582,530	12,553,000
	1.514	7/25/13	10/23/13	6,143,519	6,126,000
	1.53	9/23/13	10/24/13	26,382,967	26,374,000
	1.532	9/5/13	10/4/13	6,873,597	6,866,000
	1.532	9/10/13	10/10/13	7,960,107	7,953,000
	1.532	9/17/13	10/21/13	20,772,368	20,760,000
	1.61	9/5/13	11/20/13	7,509,722	7,501,000
	1.618	7/16/13	10/17/13	6,318,792	6,297,000
UBS	0.40	7/23/13	10/23/13	43,191,031	43,156,200
	0.50	7/23/13	10/23/13	10,339,400	10,329,487
	0.55	6/21/13	12/20/13	21,097,826	21,065,000
	0.58	6/21/13	12/20/13	4,954,128	4,946,000
	2.526	6/26/13	10/4/13	3,277,328	3,235,000
					$1,125,666,973

(s)           The weighted average daily balance of reverse repurchase agreements during the six months ended September 30, 2013 was $1,153,031,162, at a weighted average interest rate of 1.20%. Total value of underlying collateral (refer to the Schedule of Investments for positions transferred for the benefit of the counterparty as collateral) for open reverse repurchase agreements at September 30, 2013 was $1,416,763,341.

At September 30, 2013, the Fund held Mortgage-Backed Securities, Corporate Bonds & Notes, and U.S. Treasury Obligations valued at $4,378,328, $1,264,043 and $800,233, respectively, and $3,650,000 in cash as collateral for open reverse repurchase agreements. Cash collateral held may be invested in accordance with the Fund’s investment strategy. Securities held as collateral will not be pledged and are not reflected in the Schedule of Investments.

(t)            At September 30, 2013, the Fund had the following unfunded loan commitment which could be extended at the option of the borrower:

Borrower	Principal
Alinta Ltd.	$58,333

28	Semi-Annual Report | September 30, 2013

Schedule of Investments

PIMCO Dynamic Income Fund

September 30, 2013 (unaudited) (continued)

(u)  Fair Value Measurements-See Note 1(b) in the Notes to Financial Statements.

	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Value at 9/30/13
Investments in Securities – Assets
Mortgage-Backed Securities	$–	$1,477,651,593	$450,492	$1,478,102,085
Corporate Bonds & Notes	–	491,262,582	–	491,262,582
Asset-Backed Securities	–	320,396,478	36,571,757	356,968,235
U.S. Government Agency Securities	–	41,010,953	–	41,010,953
Senior Loans:
Auto Components	–	–	201,375	201,375
Hotels/Gaming	–	–	13,560,933	13,560,933
All Other	–	15,698,279	–	15,698,279
U.S. Treasury Obligations	–	19,922,251	–	19,922,251
Convertible Preferred Stock	12,686,141	–	–	12,686,141
Short-Term Investments	–	123,152,191	–	123,152,191
	12,686,141	2,489,094,327	50,784,557	2,552,565,025
Other Financial Instruments* – Assets
Credit Contracts	–	2,910,769	–	2,910,769
Foreign Exchange Contracts	–	2,327,959	–	2,327,959
Interest Rate Contracts	–	26,243,912	–	26,243,912
	–	31,482,640	–	31,482,640
Other Financial Instruments* – Liabilities
Credit Contracts	–	(1,112,478)	–	(1,112,478)
Foreign Exchange Contracts	–	(8,948,738)	–	(8,948,738)
	–	(10,061,216)	–	(10,061,216)
Totals	$12,686,141	$2,510,515,751	$50,784,557	$2,573,986,449

At September 30, 2013, there were no transfers between Levels 1 and 2.

September 30, 2013 | Semi-Annual Report	29

Schedule of Investments

PIMCO Dynamic Income Fund

September 30, 2013 (unaudited) (continued)

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the six months ended September 30, 2013, was as follows:

	Beginning Balance 3/31/13	Purchases	Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)		Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3**	Ending Balance 9/30/13
Investments in Securities – Assets
Mortgage- Backed Securities	$59,476,261	$–	$(21,894)	$61,660	$(775,916	)†	$(2,183,663)	–	$(56,105,956)	$450,492
Asset-Backed Securities	54,059,850	33,911,642	(3,643,621)	835,578	2,373,886		1,120,621	–	(52,086,199)	36,571,757
Senior Loans:
Auto Components	12,078,543	197,000	(11,900,043)	9,769	65,895		(249,789)	–	–	201,375
Hotels/ Gaming	16,530,000	–	(2,533,333)	23,129	29,291		(488,154)	–	–	13,560,933
Real Estate	42,108,179	–	(42,296,369)	–	349,229		(161,039)	–	–	–
Totals	$184,252,833	$34,108,642	$(60,395,260)	$930,136	$2,042,385		$(1,962,024)	–	$(108,192,155)	$50,784,557

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 at September 30, 2013.

	Ending Balance at 9/30/13	Valuation Technique Used	Unobservable Inputs	Input Values
Investments in Securities – Assets
Mortgage-Backed Securities	$450,492	Interest Only Weighted Average Life Model	Security Price Reset	$5.33
Asset-Backed Securities	36,571,757	Benchmark Pricing	Security Price Reset	$38.82 – $100.10
Senior Loans	13,762,308	Third-Party Pricing Vendor	Single Broker Quote	$100.69 – $107.06

†	Relates to paydown shortfall.
*	Other financial instruments are derivatives, such as swap agreements and forward foreign currency contracts, which are valued at the unrealized appreciation (depreciation) of the instrument.
**	Transferred out of Level 3 into Level 2 because an evaluated price with observable inputs from a third-party pricing vendor became available.

The net change in unrealized appreciation/depreciation of Level 3 investments held at September 30, 2013, was $1,241,434. Net realized gain (loss) and net change in unrealized appreciation/depreciation are reflected on the Statement of Operations.

30	Semi-Annual Report | September 30, 2013

Schedule of Investments

PIMCO Dynamic Income Fund

September 30, 2013 (unaudited) (continued)

(v)  The following is a summary of the derivative instruments categorized by risk exposure:

The effect of derivatives on the Statement of Assets and Liabilities at September 30, 2013:

Location	Interest Rate Contracts	Credit Contracts	Foreign Exchange Contracts	Total
Asset derivatives:
Unrealized appreciation of OTC swaps	–	$2,910,769	–	$2,910,769
Receivable for variation margin on centrally cleared swaps*	$13,774	–	–	13,774
Unrealized appreciation of forward foreign currency contracts	–	–	$2,327,959	2,327,959
Total asset derivatives	$13,774	$2,910,769	$2,327,959	$5,252,502

Liability derivatives:
Unrealized depreciation of OTC swaps	–	$(1,112,478)	–	$(1,112,478)
Unrealized depreciation of forward foreign currency contracts	–	–	$(8,948,738)	(8,948,738)
Total liability derivatives	–	$(1,112,478)	$(8,948,738)	$(10,061,216)

*  Included in net unrealized appreciation of $26,243,912 on centrally cleared swaps as reported in note (o) of the Notes to Schedule of Investments.

The effect of derivatives on the Statement of Operations for the six months ended September 30, 2013:

Location	Interest Rate Contracts	Credit Contracts	Foreign Exchange Contracts	Total
Net realized gain (loss) on:
Swaps	$2,025,864	$124,807	–	$2,150,671
Foreign currency transactions (forward foreign currency contracts)	–	–	$(6,468,487)	(6,468,487)
Total net realized gain (loss)	$2,025,864	$124,807	$(6,468,487)	$(4,317,816)
Net change in unrealized appreciation/depreciation of:
Swaps	$20,864,569	$502,391	–	$21,366,960
Foreign currency transactions (forward foreign currency contracts)	–	–	(7,529,512)	(7,529,512)
Total net change in unrealized appreciation/depreciation	$20,864,569	$502,391	$(7,529,512)	$13,837,448

September 30, 2013 | Semi-Annual Report	31

Schedule of Investments

PIMCO Dynamic Income Fund

September 30, 2013 (unaudited) (continued)

The average volume (measured at each fiscal quarter-end) of derivative activity during the six months ended September 30, 2013:

Forward Foreign Currency Contracts (1)		Credit Default Swap Agreements (2)		Interest Rate Swap Agreements (2)
Purchased	Sold	Buy	Sell
$287,712,603	$597,501,644	$2,867	$61,510	$468,400
–	–	–	€6,633	–

(1)  U.S. $ Value on origination date

(2)  Notional Amount (in thousands)

Financial Assets and Derivative Assets, and Collateral Received at September 30, 2013:

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in Statement of Assets and Liabilities	Financial Instrument	Collateral Received	Net Amount (not less than $0)
Bank of America	$568,907	$(568,907)	–	–
Barclays Bank	324	(324)	–	–
Credit Suisse First Boston	2,065,847	(2,065,847)	–	–
Citigroup	59,678	(59,678)	–	–
Deutsche Bank	1,577,856	(1,577,856)	–	–
Goldman Sachs	296,425	(118,238)	–	$178,187
HSBC Bank	–	–	–	–
JPMorgan Chase	34,680	(34,680)	–	–
Morgan Stanley	254,629	(254,629)	–	–
Royal Bank of Canada	–	–	–	–
UBS	380,382	(380,382)	–	–
Totals	$5,238,728	$(5,060,541)	–	$178,187

Financial Liabilities and Derivative Liabilities, and Collateral Pledged at September 30, 2013:

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Liability Derivatives Presented in Statement of Assets and Liabilities	Financial Instrument	Collateral Pledged	Net Amount (not less than $0)
Bank of America	$36,337,421	$(568,907)	$(35,768,514)	–
Barclays Bank	335,521,154	(324)	(335,520,830)	–
BNP Paribas	8,763,583	–	(8,763,583)	–
Citigroup	12,892,132	(59,678)	(12,832,454)	–
Credit Suisse First Boston	215,502,842	(2,065,847)	(213,436,995)	–
Deutsche Bank	54,543,032	(1,577,856)	(52,965,176)	–
Goldman Sachs	118,238	(118,238)	–	–
HSBC Bank	–	–	–	–
JPMorgan Chase	14,621,000	(34,680)	(14,586,320)	–
Morgan Stanley	24,981,556	(254,629)	(24,726,927)	–
Royal Bank of Scotland	114,971,250	–	(114,971,250)	–
Royal Bank of Canada	234,364,000	–	(234,364,000)	–
UBS	83,111,981	(380,382)	(82,731,599)	–
Totals	$1,135,728,189	$(5,060,541)	$(1,130,667,648)	–

32	Semi-Annual Report | September 30, 2013

Schedule of Investments

PIMCO Dynamic Income Fund

September 30, 2013 (unaudited) (continued)

Glossary:

ABS	-	Asset-Backed Securities
ABX.HE	-	Asset-Backed Securities Index Home Equity
	£-	British Pound
CDO	-	Collateralized Debt Obligation
CME	-	Chicago Mercantile Exchange
CMO	-	Collateralized Mortgage Obligation
	€-	Euro
FRN	-	Floating Rate Note
IO	-	Interest Only
LIBOR	-	London Inter-Bank Offered Rate
MBIA	-	insured by MBIA Insurance Corp.
OTC	-	Over-the-Counter
PIK	-	Payment-in-Kind

See accompanying Notes to Financial Statements | September 30, 2013 | Semi-Annual Report	33

Schedule of Investments

PIMCO Global StocksPLUS® & Income Fund

September 30, 2013 (unaudited)

Principal Amount (000s)		Value
Mortgage-Backed Securities – 59.9%
	Banc of America Funding Corp., CMO (l),
$222	0.40%, 7/20/36	$203,210
1,368	2.871%, 3/20/36	1,222,233
840	2.985%, 12/20/34	717,884
496	5.846%, 1/25/37	376,799
2,000	Banc of America Merrill Lynch Commercial Mortgage, Inc., 5.46%, 3/11/41, CMO (a)(d)(l)	1,985,259
7	Banc of America Mortgage Trust, 6.00%, 7/25/46, CMO	6,085
756	BCAP LLC Trust, 6.25%, 11/26/36, CMO (a)(d)	743,602
3,000	BCRR Trust, 5.858%, 7/17/40, CMO (a)(d)(l)	3,372,219
	Bear Stearns Adjustable Rate Mortgage Trust, CMO (l),
638	2.703%, 7/25/36	516,213
393	2.797%, 3/25/35	373,839
1,077	2.974%, 2/25/34	1,051,837
	Bear Stearns ALT-A Trust, CMO (l),
503	2.542%, 4/25/35	423,586
199	2.677%, 11/25/35	149,474
321	2.735%, 9/25/35	266,130
	Bear Stearns Commercial Mortgage Securities Trust, CMO (l),
1,000	5.694%, 6/11/50	1,127,721
1,300	5.715%, 3/13/40 (a)(d)	1,302,626
1,000	5.909%, 2/11/41 (a)(d)	1,014,728
	Bear Stearns Structured Products, Inc. Trust, CMO (l),
1,575	2.564%, 1/26/36	1,220,773
512	2.759%, 12/26/46	314,810
1,146	CBA Commercial Small Balance Commercial Mortgage, 5.54%, 1/25/39, CMO (a)(b)(d)(k) (acquisition cost-$645,994; purchased 11/18/09)	711,982
€2,552	Celtic Residential Irish Mortgage Securitisation No. 9 PLC, 0.368%, 11/13/47, CMO (l)	2,915,965
£2,302	Celtic Residential Irish Mortgage Securitisation No. 11 PLC, 0.777%, 12/14/48, CMO (l)	3,170,535
$761	Charlotte Gateway Village LLC, 6.41%, 12/1/16, CMO (a)(b)(d)(g)(k) (acquisition cost-$806,512; purchased 1/9/06)	771,670
	Chevy Chase Funding LLC Mortgage-Backed Certificates, CMO (a)(d)(l),
276	0.479%, 8/25/35	239,221
18	0.519%, 10/25/34	15,685
3,254	CHL Mortgage Pass-Through Trust, 2.40%, 2/20/36, CMO (l)	1,109,746
1,375	Citigroup Mortgage Loan Trust, Inc., 3.024%, 3/25/37, CMO (l)	993,744
1,015	Citigroup/Deutsche Bank Commercial Mortgage Trust, 5.393%, 7/15/44, CMO (l)	1,040,045
760	Commercial Mortgage Trust, 6.091%, 7/10/46, CMO (a)(d)(l)	788,522

34	Semi-Annual Report | September 30, 2013

Schedule of Investments

PIMCO Global StocksPLUS® & Income Fund

September 30, 2013 (unaudited) (continued)

Principal Amount (000s)		Value
	Countrywide Alternative Loan Trust, CMO,
$1,483	0.39%, 5/20/46 (l)	$975,580
231	0.419%, 12/25/46 (l)	61,285
1,763	0.509%, 10/25/35 (l)	1,326,403
3,238	0.529%, 5/25/36 (l)	1,921,948
447	2.897%, 2/25/37 (l)	380,268
440	4.973%, 10/25/35 (l)	346,201
1,050	5.50%, 8/25/34	906,282
54	5.50%, 2/25/36	46,093
971	5.50%, 3/25/36	751,045
1,186	6.00%, 5/25/37	918,658
154	6.25%, 9/25/34	152,628
2,244	6.971%, 7/25/36, IO (l)	605,379
	Countrywide Home Loan Mortgage Pass-Through Trust, CMO,
330	0.419%, 3/25/36 (l)	250,028
2,085	0.499%, 3/25/35 (l)	1,678,808
233	0.569%, 2/25/35 (l)	132,488
257	2.489%, 10/20/35 (l)	185,925
456	2.555%, 10/20/35 (l)	381,507
565	2.823%, 8/25/34 (l)	510,139
583	2.98%, 3/25/37 (l)	383,924
1,164	4.976%, 10/20/35 (l)	962,717
87	5.50%, 8/25/35	81,998
2,600	Credit Suisse First Boston Mortgage Securities Corp., 5.745%, 12/15/36, CMO (a)(d)(l)	2,592,373
	Credit Suisse Mortgage Capital Certificates, CMO,
900	5.467%, 9/18/39 (a)(d)(l)	984,242
408	6.00%, 11/25/36	416,052
2,000	6.252%, 2/15/41 (l)	2,270,502
799	First Horizon Alternative Mortgage Securities Trust, 2.231%, 11/25/36, CMO (l)	585,240
1,791	First Horizon Mortgage Pass-Through Trust, 2.561%, 1/25/37, CMO (l)	1,532,181
	GE Capital Commercial Mortgage Corp., CMO (l),
1,000	5.337%, 7/10/45 (a)(d)	979,402
1,000	5.384%, 5/10/43	1,033,487
331	GMACM Mortgage Loan Trust, 3.345%, 6/25/34, CMO (l)	322,005
730	GS Mortgage Securities Corp. II, 6.124%, 8/10/43, CMO (a)(d)(l)	779,291
	GSR Mortgage Loan Trust, CMO,
275	2.661%, 9/25/35 (l)	274,335
323	2.795%, 5/25/35 (l)	287,662
530	2.825%, 4/25/35 (l)	503,321
260	5.50%, 6/25/36	244,728
	Harborview Mortgage Loan Trust, CMO (l),
41	0.481%, 4/19/34	39,447
172	2.526%, 11/19/34	135,587
73	2.786%, 2/25/36	56,488
59	5.126%, 8/19/36	49,110
774	5.335%, 6/19/36	563,035

September 30, 2013 | Semi-Annual Report	35

Schedule of Investments

PIMCO Global StocksPLUS® & Income Fund

September 30, 2013 (unaudited) (continued)

Principal Amount (000s)		Value
$773	HSI Asset Loan Obligation Trust, 2.884%, 1/25/37, CMO (l)	$580,204
2	Impac CMB Trust, 0.819%, 10/25/33, CMO (l)	1,995
	IndyMac Index Mortgage Loan Trust, CMO (l),
2,488	0.449%, 6/25/37	741,087
72	0.459%, 3/25/35	61,701
384	2.47%, 6/25/37	253,829
1,500	JPMorgan Chase Commercial Mortgage Securities Corp., 5.506%, 5/15/41, CMO (a)(d)(l)	1,497,071
	JPMorgan Mortgage Trust, CMO,
517	2.782%, 5/25/36 (l)	441,135
1,707	2.858%, 4/25/37 (l)	1,307,720
158	5.50%, 1/25/36	149,435
125	5.50%, 6/25/37	122,771
	Luminent Mortgage Trust, CMO (l),
1,232	0.349%, 12/25/36	885,598
1,153	0.379%, 10/25/46	952,449
	MASTR Adjustable Rate Mortgages Trust, CMO (l),
1,345	2.49%, 11/25/35 (a)(d)	888,350
372	3.057%, 10/25/34	325,037
379	Merrill Lynch Alternative Note Asset Trust, 0.249%, 1/25/37, CMO (l)	166,769
231	Merrill Lynch Mortgage Investors Trust, 1.666%, 10/25/35, CMO (l)	224,672
1,000	Merrill Lynch/Countrywide Commercial Mortgage Trust, 5.378%, 8/12/48, CMO	1,098,621
	Morgan Stanley Capital I, Inc., CMO,
500	5.378%, 11/14/42 (l)	456,792
100	5.379%, 8/13/42 (a)(d)(l)	86,210
1,415	5.569%, 12/15/44	1,533,962
1,069	Morgan Stanley Re-Remic Trust, zero coupon, 7/17/56, CMO, PO (a)(b)(d)(k) (acquisition cost-$1,015,221; purchased 4/6/11)	1,042,095
437	Opteum Mortgage Acceptance Corp., 0.449%, 7/25/36, CMO (l)	305,005
223	Provident Funding Mortgage Loan Trust, 2.693%, 10/25/35, CMO (l)	219,076
3,000	RBSCF Trust, 6.068%, 2/17/51, CMO (a)(d)(l)	3,095,589
2,556	RBSSP Resecuritization Trust, 5.00%, 9/26/36, CMO (a)(d)	1,389,460
	Residential Accredit Loans, Inc., CMO,
539	3.31%, 12/26/34 (l)	450,114
1,437	3.764%, 1/25/36 (l)	1,060,812
813	6.00%, 9/25/35	668,713
601	6.00%, 8/25/36	457,734
189	Residential Asset Mortgage Products, Inc., 7.50%, 12/25/31, CMO	195,902
	Structured Adjustable Rate Mortgage Loan Trust, CMO (l),
1,140	1.553%, 5/25/35	773,705
513	2.708%, 9/25/36	315,261
165	2.731%, 9/25/35	142,058
625	4.893%, 11/25/36	602,402
914	5.05%, 4/25/36	733,277
712	5.197%, 1/25/36	558,267

36	Semi-Annual Report | September 30, 2013

Schedule of Investments

PIMCO Global StocksPLUS® & Income Fund

September 30, 2013 (unaudited) (continued)

Principal Amount (000s)		Value
	Structured Asset Mortgage Investments II Trust, CMO (l),
$629	0.409%, 2/25/36	$473,410
529	0.459%, 2/25/36	400,262
291	Suntrust Adjustable Rate Mortgage Loan Trust, 2.863%, 1/25/37, CMO (l)	270,194
	Wachovia Bank Commercial Mortgage Trust, CMO,
291	4.982%, 2/15/35 (a)(d)	290,746
1,500	5.609%, 1/15/41 (a)(d)(l)	1,446,596
2,500	6.123%, 2/15/51 (l)	2,841,324
1,000	WaMu Commercial Mortgage Securities Trust, 6.30%, 3/23/45, CMO (a)(d)(l)	1,049,109
	WaMu Mortgage Pass-Through Certificates, CMO (l),
205	0.469%, 7/25/45	190,278
189	0.883%, 1/25/47	178,585
904	2.397%, 12/25/36	789,208
731	2.539%, 2/25/37	631,383
515	4.835%, 4/25/37	41,388
274	4.857%, 7/25/37	259,492
2,929	Washington Mutual Mortgage Pass-Through Certificates, 0.923%, 4/25/47, CMO (l)	602,001
846	Wells Fargo Mortgage-Backed Securities Trust, 6.00%, 3/25/37, CMO	794,827
Total Mortgage-Backed Securities (cost-$66,764,233)		88,797,616
Corporate Bonds & Notes – 47.1%
	Airlines – 2.9%
1,000	American Airlines, Inc., 10.50%, 10/15/12 (f)	1,236,250
547	Northwest Airlines, Inc., 1.014%, 11/20/15 (MBIA) (j)(l)	540,099
	United Air Lines Pass-Through Trust (j),
1,791	6.636%, 1/2/24	1,862,134
548	10.40%, 5/1/18	613,904
		4,252,387
	Banking – 9.6%
	Ally Financial, Inc.,
17	6.35%, 4/15/16-4/15/19	17,000
23	6.50%, 10/15/16	23,004
10	6.55%, 12/15/19	9,999
39	6.65%, 6/15/18-10/15/18	39,013
29	6.70%, 6/15/18	29,015
3	6.75%, 6/15/19	3,004
55	6.85%, 4/15/16-5/15/18	55,016
30	6.90%, 6/15/17	30,011
8	6.95%, 6/15/17	8,007
28	7.00%, 6/15/17	28,037
4	7.05%, 4/15/18	4,007
57	7.35%, 4/15/18	57,109
2	7.375%, 4/15/18	2,004

September 30, 2013 | Semi-Annual Report	37

Schedule of Investments

PIMCO Global StocksPLUS® & Income Fund

September 30, 2013 (unaudited) (continued)

Principal Amount (000s)		Value
	Banking (continued)
$12	7.50%, 6/15/16	$12,047
4	7.55%, 5/15/16	4,009
46	8.00%, 11/15/17	46,037
£100	Barclays Bank PLC, 14.00%, 6/15/19 (h)	217,723
€150	BPCE S.A., 9.25%, 4/22/15 (h)	215,610
	CIT Group, Inc. (a)(d),
$100	4.75%, 2/15/15	103,750
1,200	5.25%, 4/1/14	1,222,500
	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA (j),
€1,000	6.875%, 3/19/20	1,499,973
$1,600	11.00%, 6/30/19 (a)(d)(h)	2,093,504
	Credit Agricole S.A. (h),
£200	7.589%, 1/30/20	329,446
200	8.125%, 10/26/19	344,203
$1,100	Credit Suisse AG, 6.50%, 8/8/23 (a)(b)(d)(k) (acquisition cost-$1,100,000; purchased 8/1/13)	1,115,358
2,800	Discover Bank, 7.00%, 4/15/20 (j)	3,303,958
£600	LBG Capital No. 1 PLC, 7.588%, 5/12/20	1,019,908
100	LBG Capital No. 2 PLC, 15.00%, 12/21/19	234,336
$2,000	Regions Financial Corp., 7.75%, 11/10/14 (j)	2,148,476
		14,216,064
	Building Materials – 0.0%
470	Corporacion GEO S.A.B. de C.V., 9.25%, 6/30/20 (a)(d)(f)	70,500
	Chemicals – 0.4%
600	Ineos Finance PLC, 7.50%, 5/1/20 (a)(d)(j)	646,500
	Coal – 1.0%
800	Berau Coal Energy Tbk PT, 7.25%, 3/13/17 (a)(d)(j)	762,000
	Mongolian Mining Corp.,
200	8.875%, 3/29/17 (a)(d)	152,500
700	8.875%, 3/29/17	533,750
		1,448,250
	Commercial Services – 1.2%
1,500	PHH Corp., 9.25%, 3/1/16 (j)	1,762,500
	Diversified Financial Services – 11.7%
1,000	AGFC Capital Trust I, 6.00%, 1/15/67 (converts to FRN on 1/15/17) (a)(d)(j)	835,000
2,700	C10 Capital SPV Ltd., 6.722%, 12/31/16 (j)	2,362,500
	Ford Motor Credit Co. LLC (j),
400	8.00%, 6/1/14	418,501
3,850	8.00%, 12/15/16	4,562,054
1,000	HSBC Finance Corp., 6.676%, 1/15/21 (j)	1,144,000
3,000	International Lease Finance Corp., 6.625%, 11/15/13 (j)	3,016,875
800	Jefferies LoanCore LLC, 6.875%, 6/1/20 (a)(b)(d)(k) (acquisition cost-$809,250; purchased 5/16/13-5/17/13)	788,000

38	Semi-Annual Report | September 30, 2013

Schedule of Investments

PIMCO Global StocksPLUS® & Income Fund

September 30, 2013 (unaudited) (continued)

Principal Amount (000s)		Value
	Diversified Financial Services (continued)
	SLM Corp.,
$200	3.568%, 2/1/14 (l)	$200,310
1,000	8.00%, 3/25/20 (j)	1,083,750
1,250	8.45%, 6/15/18 (j)	1,415,625
	Springleaf Finance Corp. (j),
900	6.50%, 9/15/17	931,500
200	6.90%, 12/15/17	210,000
151	Stearns Holdings, Inc., 9.375%, 8/15/20 (a)(b)(d)(k) (acquisition cost-$151,000; purchased 7/30/13)	154,775
1,549	Toll Road Investors Partnership II L.P., zero coupon, 2/15/45 (MBIA) (a)(b)(d)(k) (acquisition cost-$253,622; purchased 11/20/12)	278,102
		17,400,992
	Electric Utilities – 0.3%
500	Energy Future Intermediate Holding Co. LLC, 10.00%, 12/1/20 (a)(d)(j)	527,500
	Engineering & Construction – 1.5%
2,162	Alion Science and Technology Corp., 12.00%, 11/1/14, PIK (j)	2,194,026
	Food & Beverage – 0.2%
341	Carolina Beverage Group LLC, 10.625%, 8/1/18 (a)(b)(d)(k) (acquisition cost-$346,070; purchased 7/23/13-7/24/13)	350,378
	Household Products/Wares – 0.1%
100	Armored Autogroup, Inc., 9.25%, 11/1/18	90,750
	Insurance – 6.1%
	American International Group, Inc. (j),
4,565	5.60%, 10/18/16	5,105,797
1,350	6.25%, 5/1/36	1,552,153
1,100	6.40%, 12/15/20	1,298,584
1,000	Stone Street Trust, 5.902%, 12/15/15 (a)(d)(j)	1,082,774
		9,039,308
	Media – 0.5%
700	Radio One, Inc., 12.50%, 5/24/16 (j)	714,000
	Oil & Gas – 3.4%
2,900	BP Capital Markets PLC, 4.75%, 3/10/19 (j)	3,212,620
357	Global Geophysical Services, Inc., 10.50%, 5/1/17 (j)	299,880
925	Odebrecht Drilling Norbe VIII/IX Ltd., 6.35%, 6/30/21 (a)(d)(j)	945,812
	OGX Austria GmbH (a)(d),
2,050	8.375%, 4/1/22 (j)	338,250
1,400	8.50%, 6/1/18	231,000
		5,027,562
	Paper & Forest Products – 0.0%
30	Millar Western Forest Products Ltd., 8.50%, 4/1/21	30,450
	Pipelines – 1.2%
	NGPL PipeCo LLC (a)(d),
100	7.768%, 12/15/37	83,000
1,500	9.625%, 6/1/19 (j)	1,402,500

September 30, 2013 | Semi-Annual Report	39

Schedule of Investments

PIMCO Global StocksPLUS® & Income Fund

September 30, 2013 (unaudited) (continued)

Principal Amount (000s)		Value
	Pipelines (continued)
$400	Rockies Express Pipeline LLC, 6.875%, 4/15/40 (a)(d)	$300,000
		1,785,500
	Real Estate Investment Trust – 1.6%
2,000	SL Green Realty Corp., 7.75%, 3/15/20 (j)	2,366,868
	Retail – 1.9%
£100	Aston Martin Capital Ltd., 9.25%, 7/15/18	172,413
$2,355	CVS Pass-Through Trust, 5.88%, 1/10/28 (j)	2,586,266
		2,758,679
	Telecommunications – 2.3%
1,410	GCI, Inc., 6.75%, 6/1/21 (j)	1,339,500
2,000	Wind Acquisition Finance S.A., 11.75%, 7/15/17 (a)(d)(j)	2,127,500
		3,467,000
	Transportation – 1.2%
600	Aeropuertos Dominicanos Siglo XXI S.A., 9.25%, 11/13/19 (a)(d)	618,000
1,075	Navios Maritime Holdings, Inc., 8.875%, 11/1/17 (j)	1,128,750
30	Western Express, Inc., 12.50%, 4/15/15 (a)(d)	17,400
		1,764,150
Total Corporate Bonds & Notes (cost-$65,165,152)		69,913,364
U.S. Government Agency Securities – 17.2%
	Fannie Mae,
1,844	4.50%, 9/1/25-7/1/41, MBS	1,979,887
16,000	5.50%, MBS, TBA, 30 Year (e)	17,415,005
1,279	5.871%, 3/25/37, CMO, IO (b)(l)	167,123
1,190	5.971%, 11/25/39, CMO, IO (b)(l)	166,945
3,052	6.00%, 8/1/34-11/1/36, MBS	3,369,016
1,322	6.201%, 3/25/37, CMO, IO (b)(l)	166,239
1,169	6.261%, 4/25/37, CMO, IO (l)	158,414
179	7.00%, 12/25/23, CMO	213,465
1,276	7.021%, 2/25/37, CMO, IO (b)(l)	193,081
110	7.50%, 6/1/32, MBS	126,504
11	7.80%, 6/25/26, ABS (l)	11,056
136	9.508%, 12/25/42, CMO (l)	158,869
337	13.95%, 8/25/22, CMO (b)(l)	453,814
	Freddie Mac, CMO,
1,867	6.258%, 3/15/37, IO (b)(l)	288,651
1,215	6.388%, 9/15/36, IO (b)(l)	204,598
2,460	6.398%, 9/15/36, IO (l)	360,932
14	7.00%, 8/15/23	16,260
Total U.S. Government Agency Securities (cost-$25,518,050)		25,449,859
Asset-Backed Securities – 10.2%
96	Aircraft Certificate Owner Trust, 6.455%, 9/20/22 (a)(d)(g)	97,189
119	Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates, 5.809%, 2/25/33 (l)	5,984
341	Bayview Financial Asset Trust, 1.129%, 12/25/39 (a)(d)(l)	273,450

40	Semi-Annual Report | September 30, 2013

Schedule of Investments

PIMCO Global StocksPLUS® & Income Fund

September 30, 2013 (unaudited) (continued)

Principal Amount (000s)		Value
$868	Bear Stearns Asset-Backed Securities Trust, 6.50%, 8/25/36	$716,660
1,501	Bombardier Capital Mortgage Securitization Corp. Trust, 7.83%, 6/15/30 (l)	965,416
100	Carrington Mortgage Loan Trust, 0.329%, 8/25/36 (l)	55,783
236	Centex Home Equity, 0.629%, 6/25/35 (l)	192,624
	Citigroup Mortgage Loan Trust, Inc.,
293	0.339%, 1/25/37 (l)	152,308
909	5.972%, 1/25/37	568,379
509	Conseco Finance Securitizations Corp., 7.96%, 5/1/31	416,619
	Countrywide Asset-Backed Certificates (l),
230	0.329%, 1/25/37	201,343
179	0.729%, 9/25/34 (a)(d)	164,294
147	Denver Arena Trust, 6.94%, 11/15/19 (a)(b)(d)(k) (acquisition cost-$119,124; purchased 9/24/09)	150,775
1,009	EMC Mortgage Loan Trust, 0.649%, 5/25/39 (a)(d)(l)	951,308
2,390	Legg Mason MTG Capital Corp., 7.11%, 3/10/21 (a)(b)(g)(k) (acquisition cost-$2,288,024; purchased 1/29/13)	2,399,550
	Lehman XS Trust,
568	5.42%, 11/25/35	561,549
588	5.72%, 5/25/37	564,086
347	MASTR Asset-Backed Securities Trust, 5.233%, 11/25/35	350,990
180	Morgan Stanley ABS Capital I, Inc. Trust, 0.239%, 5/25/37 (l)	95,857
62	Quest Trust, 0.299%, 8/25/36 (a)(d)(l)	60,294
	Residential Asset Mortgage Products, Inc. (l),
85	0.859%, 3/25/33	73,385
131	5.572%, 6/25/32	118,890
16	Residential Funding Mortgage Securities I, 0.629%, 6/25/33 (a)(d)(l)	16,036
239	Soundview Home Equity Loan Trust, 0.239%, 11/25/36 (a)(d)(l)	82,382
	South Coast Funding VII Ltd. (a)(d)(l),
17,267	0.531%, 1/6/41, CDO	4,489,310
613	0.531%, 1/6/41, CDO (b)(k) (acquisition cost-$121,387; purchased 8/16/12-11/8/12)	159,269
	Structured Asset Securities Corp. (l),
665	0.329%, 5/25/36	582,985
763	0.479%, 6/25/35	663,339
139	Washington Mutual Asset-Backed Certificates, 0.239%, 10/25/36 (l)	55,616
Total Asset-Backed Securities (cost-$13,318,050)		15,185,670
U.S. Treasury Obligations – 4.1%
	U.S. Treasury Notes,
3,230	0.25%, 3/31/14 (i)(j)	3,233,217
187	0.25%, 5/31/14 (i)	187,208
500	0.25%, 6/30/14	500,596
100	0.25%, 8/31/14	100,127
100	0.25%, 9/30/14	100,135
1,000	1.50%, 8/31/18	1,006,992
845	2.375%, 8/31/14 (i)	862,445
Total U.S. Treasury Obligations (cost-$5,982,965)		5,990,720

September 30, 2013 | Semi-Annual Report	41

Schedule of Investments

PIMCO Global StocksPLUS® & Income Fund

September 30, 2013 (unaudited) (continued)

Principal Amount (000s)		Value
Senior Loans (a)(c) – 2.0%
	Electric Utilities – 0.1%
$163	Texas Competitive Electric Holdings Co. LLC, 4.682%-4.766%, 10/10/17	$110,326
	Financial Services – 1.2%
	Springleaf Finance Corp.,
1,100	4.75%, 9/30/19, Term B2 (e)	1,103,437
733	5.50%, 5/10/17	735,350
		1,838,787
	Hotels/Gaming – 0.7%
1,000	Stockbridge SBE Holdings LLC, 13.00%, 5/2/17, Term B (b)(k) (acquisition cost-$959,464; purchased 5/1/12-7/10/12)	1,070,600
Total Senior Loans (cost-$2,912,219)		3,019,713
Municipal Bonds – 0.9%
	West Virginia – 0.9%
1,780	Tobacco Settlement Finance Auth. Rev., 7.467%, 6/1/47, Ser. A (cost-$1,676,255)	1,406,770

Units
Warrants – 0.0%
	Engineering & Construction – 0.0%
1,975	Alion Science and Technology Corp., expires 11/1/14 (a)(d)(n) (cost-$20)	20

Principal Amount (000s)
Short-Term Investments – 6.7%
	U.S. Treasury Obligations – 5.4%
$70	U.S. Treasury Bills, 0.119%, 7/24/14 (i)(m)	69,965
	U.S. Treasury Notes,
70	0.25%, 1/31/14 (i)	70,053
6,401	0.25%, 4/30/14 (i)(j)	6,407,875
400	0.25%, 9/15/14	400,555
500	0.50%, 8/15/14	501,709
500	0.75%, 6/15/14	502,344
116	1.00%, 1/15/14 (i)	116,329
Total U.S. Treasury Obligations (cost-$8,065,265)		8,068,830
	U.S. Government Agency Securities (m) – 1.3%
500	Federal Home Loan Bank Discount Notes, 0.03%, 10/23/13	499,991
1,400	Federal Home Loan Bank Discount Notes, 0.046%, 12/27/13	1,399,966
Total U.S. Government Agency Securities (cost-$1,899,838)		1,899,957
Total Short-Term Investments (cost-$9,965,103)		9,968,787

42	Semi-Annual Report | September 30, 2013

Schedule of Investments

PIMCO Global StocksPLUS® & Income Fund

September 30, 2013 (unaudited) (continued)

Contracts		Value
Options Purchased (n) – 0.3%
	Put Options – 0.3%
156	S&P 500 Index Futures, (CME), strike price $1,630.00, expires 10/18/13 (cost-$156,401)	$397,800
Total Investments, before options written and securities sold short (cost-$191,458,448) –148.4%		220,130,319
Options Written (n) - (0.1)%
	Call Options – (0.1)%
156	S&P 500 Index Futures, (CME), strike price $1,715.00, expires 10/18/13 (premiums received-$896,599)	(198,900)

Principal Amount (000s)
Securities Sold Short – (4.4)%
	U.S. Government Agency Securities - (4.4)%
$1,000	Fannie Mae, 4.50%, MBS, TBA, 30 Year	(1,068,437)
5,000	Fannie Mae, 6.00%, MBS, TBA, 30 Year	(5,469,533)
Total Securities Sold Short (proceeds received-$6,526,875)		(6,537,970)
Total Investments, net of options written and securities sold short (cost-$184,034,974) – 143.9%		213,393,449
Other liabilities in excess of other assets – (43.9)%		(65,090,390)
Net Assets – 100.0%		$148,303,059

Notes to Schedule of Investments:

(a)         Private Placement–Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $55,176,241, representing 37.2% of net assets.

(b)         Illiquid.

(c)          These securities generally pay interest at rates which are periodically pre-determined by reference to a base lending rate plus a premium. These base lending rates are generally either the lending rate offered by one or more major European banks, such as the “LIBOR” or the prime rate offered by one or more major United States banks, or the certificate of deposit rate. These securities are generally considered to be restricted as the Fund is ordinarily contractually obligated to receive approval from the Agent bank and/or borrower prior to disposition. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional payments by the borrower. Such prepayments cannot be predicted with certainty. The interest rate disclosed reflects the rate in effect on September 30, 2013.

(d)         144A–Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(e)          When-issued or delayed-delivery. To be settled/delivered after September 30, 2013.

(f)           In default.

(g)          Fair-Valued–Securities with an aggregate value of $3,268,409, representing 2.2% of net assets. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(h)         Perpetual maturity. The date shown, if any, is the next call date. For Corporate Bonds & Notes the interest rate is fixed until the first call date and variable thereafter.

September 30, 2013 | Semi-Annual Report	43

Schedule of Investments

PIMCO Global StocksPLUS® & Income Fund

September 30, 2013 (unaudited) (continued)

(i)             All or partial amount segregated for the benefit of the counterparty as collateral for derivatives and/or securities sold short.

(j)            All or partial amount transferred for the benefit of the counterparty as collateral for reverse repurchase agreements.

(k)         Restricted. The aggregate acquisition cost of such securities is $8,615,668. The aggregate value is $8,992,554, representing 6.1% of net assets.

(l)             Variable or Floating Rate Security–Securities with an interest rate that changes periodically. The interest rate disclosed reflects the rate in effect on September 30, 2013.

(m)     Rates reflect the effective yields at purchase date.

(n)         Non-income producing.

(o)         Futures contracts outstanding at September 30, 2013:

Type		Contracts	Market Value (000s)	Expiration Date	Unrealized Depreciation
Long:	E-mini S&P 500 Index	205	$17,161	12/20/13	$(234,770)
	S&P 500 Index	130	54,415	12/19/13	(783,584)
					$(1,018,354)

(p)         Transactions in options written for the six months ended September 30, 2013:

	Contracts	Premiums
Options outstanding, March 31, 2013	183	$900,805
Options written	1,010	5,818,304
Options terminated in closing transactions	(858)	(4,793,720)
Options expired	(179)	(1,028,790)
Options outstanding, September 30, 2013	156	$896,599

(q)         Credit default swap agreements outstanding at September 30, 2013:

OTC buy protection swap agreements:

Swap Counterparty/ Referenced Debt Issuer	Notional Amount (000s) (1)	Credit Spread	Termination Date	Payments Made	Value (2)	Upfront Premiums Paid	Unrealized Appreciation (Depreciation)
Citigroup:
CIFC	$1,000	†	10/20/20	(2.15)%	$55,653	–	$55,653
Credit Suisse First Boston:
J.C. Penney Corp., Inc.	100	10.63%	3/20/14	(5.00)%	2,420	$3,000	(580)
Deutsche Bank:
J.C. Penney Corp., Inc.	100	11.11%	9/20/14	(5.00)%	5,397	6,125	(728)
Goldman Sachs:
CIFC	478	†	10/20/20	(4.50)%	19,639	–	19,639
J.C. Penney Corp., Inc.	250	10.64%	6/20/14	(5.00)%	9,305	13,500	(4,195)
TELOS	1,500	†	10/11/21	(5.00)%	104,283	–	104,283
Morgan Stanley:
J.C. Penney Corp., Inc.	100	10.64%	6/20/14	(5.00)%	3,722	4,750	(1,028)
					$200,419	$27,375	$173,044

44	Semi-Annual Report | September 30, 2013

Schedule of Investments

PIMCO Global StocksPLUS® & Income Fund

September 30, 2013 (unaudited) (continued)

OTC sell protection swap agreements:

Swap Counterparty/ Referenced Debt Issuer	Notional Amount (000s) (1)	Credit Spread	Termination Date	Payments Received	Value (2)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Bank of America:
Long Beach Mortgage Loan Trust	$521	†	7/25/33	6.25%	$(293,952)	–	$(293,952)
SLM	500	0.47%	12/20/13	5.00%	5,854	$(70,000)	75,854
Citigroup:
SLM	1,800	0.47%	12/20/13	5.00%	21,074	155,594	(134,520)
SLM	900	0.47%	12/20/13	5.00%	10,537	(141,750)	152,287
Deutsche Bank:
SLM	700	0.47%	12/20/13	5.00%	8,195	(98,000)	106,195
Morgan Stanley:
Morgan Stanley Dean Witter	156	4.70%	8/25/32	3.23%	(22,397)	(2,931)	(19,466)
Royal Bank of Scotland:
Markit ABX.HE AA 06-1	3,015	†	7/25/45	0.32%	(849,757)	(1,774,900)	925,143
Markit ABX.HE AAA 07-1	2,718	†	8/25/37	0.09%	(968,503)	(1,345,261)	376,758
UBS:
J.C. Penney Corp., Inc.	1,000	11.49%	9/20/17	5.00%	(182,955)	(130,000)	(52,955)
					$(2,271,904)	$(3,407,248)	$1,135,344

†      Credit Spread not quoted for asset-backed securities.

(1)   This represents the maximum potential amount the Fund could be required to make available as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(2)   The quoted market prices and resulting values for credit default swap agreements serve as an indicator of the status at September 30, 2013 of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement have been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(r)    Interest rate swap agreements outstanding at September 30, 2013:

Centrally cleared swap agreements:

			Rate Type
Broker (Exchange)	Notional Amount (000s)	Termination Date	Payments Made	Payments Received	Value	Unrealized Appreciation (Depreciation)
Citigroup (CME)	$48,700	12/18/23	2.75%	3-Month USD-LIBOR	$487,075	$(38,885)
Goldman Sachs (CME)	200,000	6/19/23	3-Month USD-LIBOR	2.75%	1,900,038	623,875
Goldman Sachs (CME)	198,000	12/18/23	2.75%	3-Month USD-LIBOR	1,980,305	(338,275)
					$4,367,418	$246,715

September 30, 2013 | Semi-Annual Report	45

Schedule of Investments

PIMCO Global StocksPLUS® & Income Fund

September 30, 2013 (unaudited) (continued)

(s)    OTC total return swap agreements outstanding at September 30, 2013:

Pay/Receive Total Return on Reference Index	Index	# of Units	Floating Rate*	Notional Amount (000s)	Maturity Date	Counterparty	Unrealized Appreciation
Receive	MSCI Daily Total Return EAFE	16,105	1-Month USD-LIBOR less 0.05%	$70,082	3/31/14	Credit Suisse First Boston	$7,910,795

*      Floating rate is based upon predetermined notional amounts, which may be a multiple of the number of units disclosed.

(t)    Forward foreign currency contracts outstanding at September 30, 2013:

	Counterparty	U.S.$ Value on Origination Date	U.S.$ Value September 30, 2013	Unrealized Appreciation (Depreciation)
Purchased:
3,387,511 British Pound settling 10/2/13	Barclays Bank	$5,437,633	$5,484,045	$46,412
28,193 British Pound settling 10/2/13	Goldman Sachs	44,000	45,641	1,641
1,155,810 Euro settling 10/2/13	Goldman Sachs	1,543,179	1,563,638	20,459
2,797,220 Euro settling 10/2/13	Morgan Stanley	3,772,890	3,784,220	11,330
1,483,000 Hong Kong Dollar settling 10/17/13	JPMorgan Chase	191,265	191,215	(50)
26,090,000 Japanese Yen settling 10/17/13	Bank of America	263,872	265,448	1,576
4,374,735 Japanese Yen settling 10/17/13	Barclays Bank	44,000	44,510	510
121,000 Swiss Franc settling 11/14/13	Royal Bank of Scotland	130,853	133,844	2,991
Sold:
117,000 Australian Dollar settling 10/2/13	Deutsche Bank	104,247	109,149	(4,902)
192,268 Australian Dollar settling 11/4/13	Goldman Sachs	179,000	178,978	22
117,000 Australian Dollar settling 11/4/13	HSBC Bank	108,939	108,913	26
3,322,000 British Pound settling 10/2/13	Bank of America	5,159,066	5,377,989	(218,923)
3,387,511 British Pound settling 11/4/13	Barclays Bank	5,436,288	5,482,622	(46,334)
93,704 British Pound settling 10/2/13	Citigroup	148,000	151,697	(3,697)
250,256 British Pound settling 11/4/13	Citigroup	404,000	405,034	(1,034)
359,881 British Pound settling 12/12/13	Royal Bank of Scotland	562,116	582,307	(20,191)
1,801,000 Euro settling 10/2/13	Bank of America	2,410,909	2,436,484	(25,575)
397,182 Euro settling 11/4/13	Barclays Bank	538,000	537,371	629
920,690 Euro settling 10/2/13	JPMorgan Chase	1,225,344	1,245,556	(20,212)
2,797,220 Euro settling 11/4/13	Morgan Stanley	3,773,117	3,784,527	(11,410)
1,231,340 Euro settling 10/2/13	UBS	1,638,322	1,665,818	(27,496)
1,194,162 Hong Kong Dollar settling 10/17/13	JPMorgan Chase	154,000	153,973	27
341,228 Hong Kong Dollar settling 10/17/13	Morgan Stanley	44,000	43,997	3
5,923,140 Japanese Yen settling 10/17/13	Barclays Bank	60,000	60,264	(264)
14,730,824 Japanese Yen settling 10/17/13	Citigroup	148,000	149,876	(1,876)
35,071,822 Japanese Yen settling 10/17/13	Citigroup	359,000	356,831	2,169
17,007,900 Japanese Yen settling 10/17/13	Goldman Sachs	176,000	173,044	2,956
33,405,420 Japanese Yen settling 10/17/13	Morgan Stanley	334,000	339,877	(5,877)
189,168 Swedish Krona settling 11/14/13	BNP Paribas	29,000	29,405	(405)
189,065 Swiss Franc settling 11/14/13	BNP Paribas	205,000	209,134	(4,134)
95,971 Swiss Franc settling 11/14/13	UBS	103,000	106,159	(3,159)
				$(304,788)

46	Semi-Annual Report | September 30, 2013

Schedule of Investments

PIMCO Global StocksPLUS® & Income Fund

September 30, 2013 (unaudited) (continued)

(u)   At September 30, 2013, the Fund held $9,310,000 in cash as collateral and pledged cash collateral of $2,635,000 for derivative contracts. Cash collateral held may be invested in accordance with the Fund’s investment strategy. Cash collateral of $70,000 was segregated in the Fund’s name, at a third party, but cannot be invested by the Fund.

(v)   Open reverse repurchase agreements at September 30, 2013:

Counterparty	Rate	Trade Date	Due Date	Principal & Interest	Principal
Barclays Bank	0.38%	9/16/13	12/16/13	$1,454,827	$1,454,598
	0.50	7/17/13	10/17/13	1,001,055	1,000,000
	0.50	8/28/13	11/26/13	1,502,709	1,502,000
	0.55	9/16/13	10/15/13	2,100,481	2,100,000
	0.65	7/15/13	10/8/13	1,791,520	1,789,000
	0.65	7/17/13	10/17/13	4,723,473	4,717,000
	0.65	7/22/13	10/22/13	2,522,229	2,519,000
	0.65	8/28/13	11/26/13	257,158	257,000
	0.65	8/29/13	11/26/13	2,154,283	2,153,000
	0.65	9/3/13	11/26/13	1,230,622	1,230,000
	0.65	9/4/13	11/26/13	736,359	736,000
	0.65	9/9/13	11/14/13	465,185	465,000
	0.65	9/9/13	12/9/13	1,931,767	1,931,000
Deutsche Bank	(1.00)	4/18/13	4/17/15	1,678,225	1,686,000
	(0.25)	5/16/13	5/15/15	716,313	717,000
	0.50	7/11/13	10/7/13	1,059,205	1,058,000
	0.50	8/8/13	11/7/13	2,674,004	2,672,000
	0.50	8/29/13	11/29/13	4,870,231	4,868,000
	0.50	9/4/13	12/3/13	4,595,723	4,594,000
	0.55	7/23/13	10/28/13	605,647	605,000
	0.58	7/23/13	10/28/13	491,554	491,000
	0.58	9/4/13	11/14/13	917,399	917,000
	0.58	9/4/13	12/3/13	4,629,013	4,627,000
	0.60	8/8/13	11/7/13	6,271,639	6,266,000
	0.60	8/20/13	11/21/13	1,284,899	1,284,000
Royal Bank of Canada	0.45	7/11/13	10/3/13	3,102,176	3,099,000
					$54,737,598

(w)  The weighted average daily balance of reverse repurchase agreements during the six months ended September 30, 2013 was $65,591,210, at a weighted average interest rate of 0.53%. Total value of underlying collateral (refer to the Schedule of Investments for positions transferred for the benefit of the counterparty as collateral) for open reverse repurchase agreements at September 30, 2013 was $58,014,910.

September 30, 2013 | Semi-Annual Report	47

Schedule of Investments

PIMCO Global StocksPLUS® & Income Fund

September 30, 2013 (unaudited) (continued)

(x)         Fair Value Measurements-See Note 1(b) in the Notes to Financial Statements.

	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Value at 9/30/13
Investments in Securities – Assets
Mortgage-Backed Securities	$–	$86,983,851	$1,813,765	$88,797,616
Corporate Bonds & Notes:
Airlines	–	1,776,349	2,476,038	4,252,387
All Other	–	65,660,977	–	65,660,977
U.S. Government Agency Securities	–	25,449,859	–	25,449,859
Asset-Backed Securities	–	12,688,931	2,496,739	15,185,670
U.S. Treasury Obligations	–	5,990,720	–	5,990,720
Senior Loans:
Hotels/Gaming	–	–	1,070,600	1,070,600
All Other	–	1,949,113	–	1,949,113
Municipal Bonds	–	1,406,770	–	1,406,770
Warrants	–	20	–	20
Short-Term Investments	–	9,968,787	–	9,968,787
Options Purchased:
Market Price	–	397,800	–	397,800
	–	212,273,177	7,857,142	220,130,319
Investment in Securities – Liabilities
Options Written, at value:
Market Price	–	(198,900)	–	(198,900)
Securities Sold Short, at value	–	(6,537,970)	–	(6,537,970)
	–	(6,736,870)	–	(6,736,870)
Other Financial Instruments* – Assets
Credit Contracts	–	1,815,812	–	1,815,812
Foreign Exchange Contracts	–	90,751	–	90,751
Interest Rate Contracts	–	623,875	–	623,875
Market Price	–	7,910,795	–	7,910,795
	–	10,441,233	–	10,441,233
Other Financial Instruments* – Liabilities
Credit Contracts	–	(507,424)	–	(507,424)
Foreign Exchange Contracts	–	(395,539)	–	(395,539)
Interest Rate Contracts	–	(377,160)	–	(377,160)
Market Price	(1,018,354)	–	–	(1,018,354)
	(1,018,354)	(1,280,123)	–	(2,298,477)
Totals	$(1,018,354)	$214,697,417	$7,857,142	$221,536,205

At September 30, 2013, there were no transfers between Levels 1 and 2.

48	Semi-Annual Report | September 30, 2013

Schedule of Investments

PIMCO Global StocksPLUS® & Income Fund

September 30, 2013 (unaudited) (continued)

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the six months ended September 30, 2013, was as follows:

	Beginning Balance 3/31/13	Purchases	Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3**	Ending Balance 9/30/13
Investments in Securities – Assets
Mortgage- Backed Securities	$1,993,826	$32,712	$(241,703)	$(2,288)	$4,773	$26,445	–	–	$1,813,765
Corporate Bonds & Notes:
Airlines	2,734,042	–	(141,294)	–	–	(116,710)	–	–	2,476,038
Asset-Backed Securities	7,120,443	–	(435,724)	75,047	214,947	170,605	–	$(4,648,579)	2,496,739
Senior Loans:
Hotels/ Gaming	1,305,000	–	(200,000)	4,897	7,547	(46,844)	–	–	1,070,600
Totals	$13,153,311	$32,712	$(1,018,721)	$77,656	$227,267	$33,496	–	$(4,648,579)	$7,857,142

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 at September 30, 2013.

	Ending Balance at 9/30/13	Valuation Technique Used	Unobservable Inputs	Input Values
Investments in Securities – Assets
Mortgage-Backed Securities	$771,670	Benchmark Pricing	Security Price Reset	$101.47
	1,042,095	Third-Party Pricing Vendor	Single Broker Quote	$97.50
Corporate Bonds & Notes	2,476,038	Third-Party Pricing Vendor	Single Broker Quote	$104.00 – $112.06
Asset-Backed Securities	2,496,739	Benchmark Pricing	Security Price Reset	$100.42 – $101.57
Senior Loans	1,070,600	Third-Party Pricing Vendor	Single Broker Quote	$107.06

*                  Other financial instruments are derivatives, such as futures contracts, swap agreements and forward foreign currency contracts, which are valued at the unrealized appreciation (depreciation) of the instrument.

**            Transferred out of Level 3 into Level 2 because an evaluated price with observable inputs from a third-party pricing vendor became available.

The net change in unrealized appreciation/depreciation of Level 3 investments held at September 30, 2013, was $24,107. Net realized gain (loss) and net change in unrealized appreciation/depreciation are reflected on the Statement of Operations.

September 30, 2013 | Semi-Annual Report	49

Schedule of Investments

PIMCO Global StocksPLUS® & Income Fund

September 30, 2013 (unaudited) (continued)

(y)         The following is a summary of the derivative instruments categorized by risk exposure:

The effect of derivatives on the Statement of Assets and Liabilities at September 30, 2013:

Location	Market Price	Interest Rate Contracts	Credit Contracts	Foreign Exchange Contracts	Total
Asset derivatives:
Investments, at value (options purchased)	$397,800	–	–	–	$397,800
Unrealized appreciation of OTC swaps	7,910,795	–	$1,815,812	–	9,726,607
Receivable for variation margin on centrally cleared swaps**	–	$3,313	–	–	3,313
Unrealized appreciation of forward foreign currency contracts	–	–	–	$90,751	90,751
Total asset derivatives	$8,308,595	$3,313	$1,815,812	$90,751	$10,218,471
Liability derivatives:
Unrealized depreciation of OTC swaps	–	–	$(507,424)	–	$(507,424)
Payable for variation margin on centrally cleared swaps**	–	$(30,040)	–	–	(30,040)
Options written, at value	$(198,900)	–	–	–	(198,900)
Payable for variation margin on futures contracts*	(517,275)	–	–	–	(517,275)
Unrealized depreciation of forward foreign currency contracts	–	–	–	$(395,539)	(395,539)
Total liability derivatives	$(716,175)	$(30,040)	$(507,424)	$(395,539)	$(1,649,178)

*                 Included in net unrealized depreciation of $1,018,354 on futures contracts as reported in note (o) of the Notes to Schedule of Investments.

**          Included in net unrealized appreciation of $246,715 on centrally cleared swaps as reported in note (r) of the Notes to Schedule of Investments.

The effect of derivatives on the Statement of Operations for the six months ended September 30, 2013:

Location	Market Price	Interest Rate Contracts	Credit Contracts	Foreign Exchange Contracts	Total
Net realized gain (loss) on:
Investments (options purchased)	$(1,712,015)	–	–	–	$(1,712,015)
Futures contracts	7,687,180	–	–	–	7,687,180
Options written	(5,367,431)	–	–	–	(5,367,431)
Swaps	–	$3,346,359	$67,488	–	3,413,847
Foreign currency transactions (forward foreign currency contracts)	–	–	–	$(294,569)	(294,569)
Total net realized gain (loss)	$607,734	$3,346,359	$67,488	$(294,569)	$3,727,012

50	Semi-Annual Report | September 30, 2013

Schedule of Investments

PIMCO Global StocksPLUS® & Income Fund

September 30, 2013 (unaudited) (continued)

Location	Market Price	Interest Rate Contracts	Credit Contracts	Foreign Exchange Contracts	Total
Net change in unrealized appreciation/depreciation of:
Investments (options purchased)	$363,107	–	–	–	$363,107
Futures contracts	(1,946,552)	–	–	–	(1,946,552)
Options written	771,369	–	–	–	771,369
Swaps	7,331,615	$(723,165)	$(255,216)	–	6,353,234
Foreign currency transactions (forward foreign currency contracts)	–	–	–	$(269,230)	(269,230)
Total net change in unrealized appreciation/depreciation	$6,519,539	$(723,165)	$(255,216)	$(269,230)	$5,271,928

The average volume (measured at each fiscal quarter-end) of derivative activity during the six months ended September 30, 2013:

Options Purchased (1)	Options Written (1)	Futures Contracts (1)	Forward Foreign Currency Contracts (2)		Credit Default Swap Agreements (3)		Interest Rate Swap Agreements (3)	Total Return Swap Agreements (3)
		Long	Purchased	Sold	Buy	Sell
171	171	404	$6,814,309	$18,142,211	$3,511	$11,739	$450,850	$70,056

(1)         Number of contracts

(2)         U.S. $ Value on origination date

(3)         Notional Amount (in thousands)

Financial Assets and Derivative Assets, and Collateral Received at September 30, 2013:

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in Statement of Assets and Liabilities	Financial Instrument	Collateral Received	Net Amount (not less than $0)
Bank of America	$77,430	$(77,430)	–	–
Barclays Bank	47,551	(47,551)	–	–
Credit Suisse First Boston	7,910,795	(580)	$(7,910,215)	–
Citigroup	210,109	(141,127)	(68,982)	–
Deutsche Bank	106,195	(106,195)	–	–
Goldman Sachs	149,000	(4,195)	(144,805)	–
HSBC Bank	26	–	–	$26
JPMorgan Chase	27	(27)	–	–
Morgan Stanley	11,333	(11,333)	–	–
Royal Bank of Scotland	1,304,892	(20,191)	–	1,284,701
Totals	$9,817,358	$(408,629)	$(8,124,002)	$1,284,727

September 30, 2013 | Semi-Annual Report	51

Schedule of Investments

PIMCO Global StocksPLUS® & Income Fund

September 30, 2013 (unaudited) (continued)

Financial Liabilities and Derivative Liabilities, and Collateral Pledged at September 30, 2013:

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Liability Derivatives Presented in Statement of Assets and Liabilities	Financial Instrument	Collateral Pledged	Net Amount (not less than $0)
Bank of America	$538,450	$(77,430)	$(371,377)	$89,643
Barclays Bank	21,900,196	(47,551)	(21,852,645)	–
BNP Paribas	4,539	–	–	4,539
Citigroup	141,127	(141,127)	–	–
Credit Suisse First Boston	580	(580)	–	–
Deutsche Bank	29,790,630	(106,195)	(29,684,435)	–
Goldman Sachs	4,195	(4,195)	–	–
JPMorgan Chase	20,262	(27)	–	20,235
Morgan Stanley	37,781	(11,333)	–	26,448
Royal Bank of Scotland	20,191	(20,191)	–	–
Royal Bank of Canada	3,099,000	–	(3,099,000)	–
UBS	83,610	–	(83,610)	–
Totals	$55,640,561	$(408,629)	$(55,091,067)	$140,865

Glossary:

ABS	-	Asset-Backed Securities
ABX.HE	-	Asset-Backed Securities Index Home Equity
	£-	British Pound
CDO	-	Collateralized Debt Obligation
CME	-	Chicago Mercantile Exchange
CMO	-	Collateralized Mortgage Obligation
EAFE	-	Europe and Australia, Far East Equity Index
	€-	Euro
FRN	-	Floating Rate Note
IO	-	Interest Only
LIBOR	-	London Inter-Bank Offered Rate
MBIA	-	insured by MBIA Insurance Corp.
MBS	-	Mortgage-Backed Securities
MSCI	-	Morgan Stanley Capital International
OTC	-	Over-the-Counter
PIK	-	Payment-in-Kind
PO	-	Principal Only
TBA	-	To Be Announced

52	Semi-Annual Report | September 30, 2013 | See accompanying Notes to Financial Statements

Schedule of Investments

PIMCO High Income Fund

September 30, 2013 (unaudited)

Principal Amount (000s)		Value
Corporate Bonds & Notes – 25.6%
	Airlines – 0.6%
$4,789	American Airlines Pass-Through Trust, 10.18%, 1/2/13 (d)	$8,380,273
	Auto Manufacturers – 0.7%
9,100	Ford Motor Co., 7.70%, 5/15/97 (h)	9,938,319
	Banking – 8.7%
	Ally Financial, Inc.,
241	6.125%, 10/15/19	240,988
127	6.20%, 4/15/19	127,013
30	6.25%, 12/15/18	30,009
725	6.35%, 4/15/16-4/15/19	724,897
611	6.40%, 12/15/18-11/15/19	608,780
480	6.50%, 12/15/18-5/15/19	479,758
1,272	6.55%, 10/15/16-12/15/19	1,274,207
753	6.60%, 6/15/19	752,884
2,406	6.65%, 4/15/16-10/15/18	2,409,333
555	6.70%, 5/15/14-12/15/19	549,085
2,987	6.75%, 5/15/19-6/15/19	2,991,812
13	6.80%, 10/15/18	13,022
3,507	6.85%, 4/15/16-5/15/16	3,508,261
50	6.90%, 6/15/17	50,019
30	6.95%, 6/15/17	30,027
2,493	7.00%, 5/15/16-6/15/22	2,483,990
332	7.05%, 4/15/18	332,602
545	7.15%, 6/15/16	545,724
2,153	7.25%, 6/15/16	2,163,670
22	7.35%, 4/15/18	22,042
10	7.375%, 4/15/18	10,019
1,821	7.50%, 5/15/16-6/15/16	1,823,918
1,324	7.55%, 5/15/16	1,327,027
197	8.00%, 11/15/17	197,159
6,000	Citigroup, Inc., 6.125%, 8/25/36 (h)	6,056,490
1,700	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, 11.00%, 6/30/19 (a)(c)(f)	2,224,348
	LBG Capital No. 1 PLC,
€1,885	7.375%, 3/12/20	2,670,871
£900	7.588%, 5/12/20	1,529,861
3,400	7.869%, 8/25/20	5,845,440
$2,000	8.50%, 12/17/21 (a)(c)(f)	2,101,096
	LBG Capital No. 2 PLC,
£284	9.00%, 12/15/19	498,407
5,500	9.125%, 7/15/20	9,678,421
850	11.25%, 9/14/23	1,596,787
$47,500	Lloyds Bank PLC, 12.00%, 12/16/24 (a)(c)(f)(h)	63,768,750
		118,666,717
	Chemicals – 0.2%
€2,000	Perstorp Holding AB, 9.00%, 5/15/17	2,827,458

September 30, 2013 | Semi-Annual Report	53

Schedule of Investments

PIMCO High Income Fund

September 30, 2013 (unaudited) (continued)

Principal Amount (000s)		Value
	Diversified Financial Services – 5.8%
$27,410	AGFC Capital Trust I, 6.00%, 1/15/67 (converts to FRN on 1/15/17) (a)(c)	$22,887,350
8,581	GSPA Monetization Trust, 6.422%, 10/9/29 (a)(b)(c)(i) (acquisition cost-$8,479,081; purchased 9/23/13)	8,373,652
18,000	International Lease Finance Corp., 6.98%, 10/15/18 (e)(k)	18,176,770
	SLM Corp.,
400	5.00%, 10/1/13	400,000
26,400	5.50%, 1/15/19 (h)	26,178,161
3,000	Springleaf Finance Corp., 6.90%, 12/15/17	3,150,000
		79,165,933
	Electric Utilities – 0.4%
4,093	Bruce Mansfield Unit, 6.85%, 6/1/34	4,327,615
23,990	Dynegy Roseton LLC / Dynegy Danskammer LLC Pass-Through Trust, 7.67%, 11/8/16, Ser. B (b)(d)(e)	596,577
337	GenOn REMA LLC, 9.237%, 7/2/17	340,310
		5,264,502
	Oil & Gas – 0.1%
1,000	Cie Generale de Geophysique-Veritas, 7.75%, 5/15/17	1,031,250
	Real Estate – 0.6%
5,012	Midwest Family Housing LLC, 6.631%, 1/1/51 (CIFG) (a)(b)(c)(e)(i) (acquisition cost-$4,028,823; purchased 9/25/12)	3,674,797
4,762	Tri-Command Military Housing LLC, 5.383%, 2/15/48 (NPFGC) (a)(c)	3,786,364
		7,461,161
	Telecommunications – 6.2%
1,122	CenturyLink, Inc., 7.20%, 12/1/25	1,096,755
15,200	Mountain States Telephone & Telegraph Co., 7.375%, 5/1/30	16,032,111
19,625	Northwestern Bell Telephone, 7.75%, 5/1/30	20,838,276
	Qwest Corp.,
5,550	7.20%, 11/10/26 (h)	5,567,372
1,700	7.50%, 10/1/14	1,801,721
34,700	Verizon Communications, Inc., 6.55%, 9/15/43 (h)	39,305,939
		84,642,174
	Transportation – 2.3%
£17,500	Russian Railways via RZD Capital PLC, 7.487%, 3/25/31 (h)	31,093,017
Total Corporate Bonds & Notes (cost-$309,052,566)		348,470,804
Municipal Bonds – 22.1%
	California – 5.3%
$25,000	Contra Costa Community College Dist., GO, 6.504%, 8/1/34	26,376,250
20,100	Infrastructure & Economic Dev. Bank Rev., 6.486%, 5/15/49	21,656,745
3,425	Long Beach Redev. Agcy., Tax Allocation, 8.36%, 8/1/40	3,587,002
6,665	Los Angeles Department of Water & Power Rev., 7.003%, 7/1/41	7,332,633
8,400	Oakland Unified School Dist., Alameda Cnty., GO, 9.50%, 8/1/34	9,304,932
3,300	State Univ. Rev., 6.484%, 11/1/41	3,498,231
		71,755,793
	Florida – 1.2%
15,000	Broward Cnty. Half-Cent Sales Tax Rev., 6.206%, 10/1/30	15,634,500

54	Semi-Annual Report | September 30, 2013

Schedule of Investments

PIMCO High Income Fund

September 30, 2013 (unaudited) (continued)

Principal Amount (000s)		Value
	Georgia – 1.0%
$13,600	Municipal Electric Auth. of Georgia Rev., 6.655%, 4/1/57	$13,844,936
	Illinois – 1.6%
20,800	Chicago, GO, 7.517%, 1/1/40	21,454,160
	Nebraska – 1.5%
18,500	Public Power Generation Agcy. Rev., 7.242%, 1/1/41	20,075,830
	New Jersey – 0.1%
1,195	Economic Dev. Auth. Rev., 5.875%, 5/15/16, Ser. A	1,194,869
700	Tobacco Settlement Financing Corp. Rev., 5.00%, 6/1/41, Ser. 1-A	501,424
		1,696,293
	New York – 2.9%
36,900	New York City Transitional Finance Auth. Rev., 5.932%, 11/1/36	39,608,829
	Ohio – 3.4%
	American Municipal Power, Inc. Rev.,
3,500	5.939%, 2/15/47	3,559,710
17,100	Comb Hydroelectric Projects, 8.084%, 2/15/50, Ser. B	22,189,131
20,000	Princeton City School Dist., GO, 6.39%, 12/1/47	20,000,200
		45,749,041
	Pennsylvania – 3.0%
8,800	Economic Dev. Financing Auth. Rev., 6.532%, 6/15/39	9,203,128
	School Dist. of Philadelphia, GO,
7,000	6.615%, 6/1/30	6,976,270
25,000	6.765%, 6/1/40	24,785,750
		40,965,148
	Texas – 1.2%
14,500	Dallas Convention Center Hotel Dev. Corp. Rev., 7.088%, 1/1/42	16,811,445
	Virginia – 0.2%
3,300	Fairfax Cnty. Industrial Dev. Auth. Rev., Inova Health Systems, 5.00%, 5/15/40	3,364,614
	Washington – 0.7%
8,000	Spokane Cnty. Wastewater System Rev., 6.474%, 12/1/29	8,882,080
Total Municipal Bonds (cost-$296,139,713)		299,842,669
Mortgage-Backed Securities – 19.7%
1,624	American Home Mortgage Assets Trust, 6.25%, 6/25/37, CMO	1,015,080
	Banc of America Alternative Loan Trust, CMO,
9,740	5.50%, 10/25/35	8,643,575
7,515	6.00%, 3/25/36	5,452,352
136	6.00%, 6/25/46 (k)	112,762
	Banc of America Funding Corp., CMO,
1,197	6.00%, 7/25/37	921,561
13,320	6.00%, 8/25/37	11,636,442
	Banc of America Mortgage Trust, CMO,
53	2.928%, 2/25/36 (k)	44,901
1,270	6.00%, 3/25/37	1,175,671
	BCAP LLC Trust, CMO (a)(c),
4,700	5.238%, 3/26/37 (k)	1,271,442

September 30, 2013 | Semi-Annual Report	55

Schedule of Investments

PIMCO High Income Fund

September 30, 2013 (unaudited) (continued)

Principal Amount (000s)		Value
$9,480	13.50%, 10/26/36 (b)(i) (acquisition cost-$7,631,028; purchased 9/18/13)	$7,518,339
9,512	14.369%, 9/26/36 (b)(i) (acquisition cost-$7,734,550; purchased 9/19/13)	8,020,754
4,109	15.061%, 6/26/36 (k)	819,753
1,967	17.00%, 7/26/36	2,020,325
	Bear Stearns Adjustable Rate Mortgage Trust, CMO (k),
718	2.872%, 5/25/47	585,819
381	5.256%, 11/25/34	370,188
	Chase Mortgage Finance Trust, CMO,
49	2.856%, 12/25/35 (k)	43,572
18	5.50%, 5/25/36	17,599
273	5.714%, 9/25/36 (k)	244,541
9,044	CHL Mortgage Pass-Through Trust, 5.171%, 12/25/36, CMO, IO (b)(k)	1,328,026
	Citigroup Mortgage Loan Trust, Inc., CMO,
188	2.569%, 7/25/46 (k)	146,892
340	2.782%, 7/25/37 (k)	282,010
1,329	2.89%, 9/25/37 (k)	1,080,176
2,012	5.749%, 8/25/37 (k)	1,611,845
5,119	6.50%, 9/25/36 (a)(c)	3,588,137
	CitiMortgage Alternative Loan Trust, CMO,
1,052	6.00%, 12/25/36	883,292
308	6.00%, 6/25/37	246,928
	Countrywide Alternative Loan Trust, CMO,
1,091	0.429%, 12/25/35 (k)	1,193,441
609	2.897%, 2/25/37 (k)	518,547
2,032	3.998%, 7/25/46 (k)	1,871,746
1,162	5.205%, 7/25/21 (k)	1,109,948
573	5.50%, 3/25/36	443,591
1,500	6.00%, 2/25/35	1,507,076
4,939	6.00%, 3/25/36	3,940,273
446	6.00%, 11/25/36	353,617
18,883	6.00%, 2/25/37	13,526,050
8,572	6.00%, 3/25/37	6,862,931
3,582	6.00%, 2/25/47	2,789,946
6,047	6.25%, 12/25/36 (k)	4,879,051
525	6.25%, 8/25/37	418,284
1,684	6.50%, 6/25/36	1,297,015
9,925	6.50%, 9/25/37	7,728,117
13,288	6.50%, 11/25/37	11,091,261
	Countrywide Home Loan Mortgage Pass-Through Trust, CMO,
1,035	2.607%, 9/20/36 (k)	703,026
117	2.797%, 9/25/47 (k)	96,288
2,820	5.75%, 6/25/37	2,550,473
667	6.00%, 4/25/37	605,776
10,204	6.00%, 5/25/37	8,910,622
2,764	6.25%, 9/25/36	2,413,710
4,076	Credit Suisse First Boston Mortgage Securities Corp., 6.00%, 1/25/36, CMO	3,152,516

56	Semi-Annual Report | September 30, 2013

Schedule of Investments

PIMCO High Income Fund

September 30, 2013 (unaudited) (continued)

Principal Amount (000s)		Value
$2,328	Credit Suisse Mortgage Capital Certificates Mortgage-Backed Trust, 6.50%, 10/25/21, CMO	$1,967,585
2,746	Deutsche ALT-B Securities Mortgage Loan Trust, 5.945%, 2/25/36, CMO	2,287,800
3,884	First Horizon Alternative Mortgage Securities Trust, 6.00%, 5/25/36, CMO	3,273,040
153	First Horizon Mortgage Pass-Through Trust, 2.617%, 5/25/37, CMO (k)	122,307
837	GSR Mortgage Loan Trust, 5.50%, 5/25/36, CMO	769,578
	Harborview Mortgage Loan Trust, CMO (k),
917	2.697%, 8/19/36	687,146
89	5.126%, 8/19/36	73,665
4,353	IndyMac Index Mortgage Loan Trust, 4.712%, 5/25/37, CMO (k)	3,039,157
	JPMorgan Alternative Loan Trust, CMO,
14,367	5.436%, 3/25/37 (k)	10,481,563
3,896	6.00%, 12/25/35	3,423,813
	JPMorgan Mortgage Trust, CMO,
621	4.423%, 1/25/37 (k)	514,592
699	5.75%, 1/25/36	642,267
439	Merrill Lynch Alternative Note Asset Trust, 2.842%, 6/25/37, CMO (k)	273,577
248	Merrill Lynch Mortgage-Backed Securities Trust, 4.852%, 4/25/37, CMO (k)	202,790
9,800	RBSSP Resecuritization Trust, 9.115%, 6/26/37, CMO (a)(c)(k)	5,856,574
	Residential Accredit Loans, Inc., CMO,
4,420	3.674%, 12/26/34 (k)	3,636,955
7,757	6.00%, 4/25/36	6,195,817
3,316	6.00%, 6/25/36	2,608,907
8,042	6.00%, 12/25/36	6,117,920
2,902	6.50%, 7/25/37	2,194,523
	Residential Asset Securitization Trust, CMO,
3,198	5.215%, 6/25/46 (k)	2,266,462
1,659	6.00%, 9/25/36	1,054,822
5,089	6.00%, 5/25/37	4,461,332
1,065	6.25%, 10/25/36	816,816
7,448	6.25%, 9/25/37	5,329,552
1,189	6.50%, 8/25/36	785,152
	Residential Funding Mortgage Securities I, CMO,
5,767	3.501%, 2/25/37 (k)	4,447,571
4,258	6.25%, 8/25/36	3,920,710
	Sequoia Mortgage Trust, CMO (k),
126	2.467%, 1/20/47	107,541
1,572	5.238%, 7/20/37	1,383,490
	Structured Adjustable Rate Mortgage Loan Trust, CMO (k),
1,375	5.079%, 4/25/47	1,041,344
6,192	5.119%, 3/25/37	4,586,093
356	5.197%, 1/25/36	279,134
9,455	5.397%, 7/25/36	6,719,923
	Suntrust Adjustable Rate Mortgage Loan Trust, CMO (k),
2,121	5.413%, 4/25/37	1,742,549
1,629	5.74%, 2/25/37	1,353,290

September 30, 2013 | Semi-Annual Report	57

Schedule of Investments

PIMCO High Income Fund

September 30, 2013 (unaudited) (continued)

Principal Amount (000s)		Value
	WaMu Mortgage Pass-Through Certificates, CMO (k),
$225	2.072%, 1/25/37	$180,109
199	2.136%, 4/25/37	155,487
1,806	2.346%, 11/25/36	1,492,919
146	2.35%, 12/25/36	123,378
406	2.434%, 2/25/37	318,575
913	2.539%, 2/25/37	789,229
194	2.543%, 3/25/37	181,606
369	4.451%, 5/25/37	301,458
455	4.674%, 2/25/37	375,471
3,600	6.086%, 10/25/36	2,996,181
	Washington Mutual Mortgage Pass-Through Certificates, CMO,
9,080	6.00%, 6/25/37	7,514,541
6,277	6.50%, 3/25/36	3,741,067
20,704	6.501%, 4/25/37, IO (b)(k)	4,507,645
89,091	Wells Fargo Commercial Mortgage Trust, 2.303%, 10/15/45, CMO, IO (a)(c)(k)	10,937,167
192	Wells Fargo Mortgage-Backed Securities Trust, 2.738%, 9/25/36, CMO (k)	174,617
22,657	WF-RBS Commercial Mortgage Trust, 2.21%, 11/15/44, CMO, IO (a)(b)(c)(i)(k) (acquisition cost-$2,418,819; purchased 9/26/13)	2,417,135
Total Mortgage-Backed Securities (cost-$258,914,163)		267,917,229
U.S. Government Agency Securities – 16.7%
	Fannie Mae (b),
35,571	2.50%, 5/25/28, CMO, IO	3,691,614
11,116	3.00%, 5/25/32-1/25/42, CMO, IO	1,701,211
57,433	3.50%, 9/25/27-2/25/43, CMO, IO	9,365,837
9,153	4.00%, 5/25/20-11/25/42, CMO, IO	1,405,278
8,439	4.50%, 2/25/43, CMO, IO	1,822,468
12,147	5.871%, 11/25/36, CMO, IO (k)	1,675,524
3,080	5.971%, 9/25/42, CMO, IO (k)	657,753
18,959	6.021%, 6/25/42-10/25/42, CMO, IO (k)	4,114,500
12,267	6.071%, 8/25/41, CMO, IO (k)	2,484,805
7,858	6.421%, 4/25/41, CMO, IO (k)	1,528,993
30,242	6.451%, 10/25/39, CMO, IO (k)	6,218,869
14,961	6.471%, 1/25/42-3/25/42, CMO, IO (k)	3,119,268
145,125	6.49%, 10/25/17, IO (e)(k)	20,509,718
323,785	6.491%, 1/25/18, IO (e)(k)	44,235,504
6,027	6.521%, 1/25/35, CMO, IO (k)	928,380
5,769	15.285%, 5/25/43, CMO (k)	6,466,259
	Freddie Mac, IO,
419,482	0.445%, 11/25/17 (b)(k)	4,477,552
199,152	1.566%, 11/25/19 (k)	14,276,922
14,438	2.25%, 5/25/18 (b)(k)	1,193,397
136,904	2.50%, 10/15/27-7/15/42, CMO, (b)	13,793,429
134,250	3.00%, 3/15/27-12/15/42, CMO, (b)	21,684,566
72,275	3.50%, 12/15/26-1/15/43, CMO, (b)	14,190,042

58	Semi-Annual Report | September 30, 2013

Schedule of Investments

PIMCO High Income Fund

September 30, 2013 (unaudited) (continued)

Principal Amount (000s)		Value
$8,187	4.00%, 8/15/20-8/15/42, CMO, (b)	$1,473,357
2,199	4.50%, 10/15/37, CMO, (b)	334,739
2,709	5.918%, 7/15/35, CMO, (b)(k)	356,062
11,604	6.018%, 9/15/41-2/15/42, CMO, (b)(k)	2,412,005
17,325	6.438%, 11/15/36, CMO, (b)(k)	2,820,857
11,380	6.468%, 5/15/41, CMO, (b)(k)	2,309,514
6,980	6.518%, 7/15/42, CMO, (b)(k)	1,632,475
	Ginnie Mae, CMO, IO (b),
30,899	3.50%, 1/20/42-3/20/43	5,364,724
56,052	4.00%, 3/20/42-3/20/43	9,750,892
15,365	4.50%, 1/20/36-7/20/42	2,279,365
911	5.00%, 9/20/42	243,671
22,078	5.818%, 2/16/40 (k)	3,506,892
8,363	5.95%, 10/20/41 (k)	1,209,861
9,672	6.018%, 10/16/42 (k)	1,830,556
32,183	6.07%, 2/20/42 (k)	5,256,748
7,933	6.47%, 1/20/41 (k)	1,733,891
14,068	6.518%, 5/16/42 (k)	2,665,331
4,909	6.57%, 1/20/42 (k)	1,108,116
4,694	7.20%, 11/20/36 (k)	776,371
Total U.S. Government Agency Securities (cost-$226,525,819)		226,607,316

Shares
Preferred Stock – 4.7%
	Banking – 0.1%
10,000	CoBank ACB, 6.25%, 10/1/22, Ser. F (a)(b)(c)(f)(i)(j) (acquisition cost-$1,061,250; purchased 4/15/13)	955,313
	Diversified Financial Services – 2.7%
30,700	Farm Credit Bank, 10.00%, 12/15/20, Ser. 1 (f)	36,907,156
	Telecommunications – 1.9%
1,050,000	Qwest Corp., 7.375%, 6/1/51	26,292,000
Total Preferred Stock (cost-$62,203,500)		64,154,469

Principal Amount (000s)
Sovereign Debt Obligations – 4.0%
	Brazil – 3.9%
	Brazil Notas do Tesouro Nacional, Ser. F,
BRL124,000	10.00%, 1/1/21	51,952,072
4,200	10.00%, 1/1/23	1,642,122
		53,594,194
	Spain – 0.1%
€900	Autonomous Community of Catalonia, 4.75%, 6/4/18	1,203,198
Total Sovereign Debt Obligations (cost-$58,523,660)		54,797,392

September 30, 2013 | Semi-Annual Report	59

Schedule of Investments

PIMCO High Income Fund

September 30, 2013 (unaudited) (continued)

Principal Amount (000s)		Value
Asset-Backed Securities – 2.8%
$13,700	Countrywide Asset-Backed Certificates, 5.539%, 7/25/36	$9,702,025
	GSAA Home Equity Trust (k),
596	0.479%, 3/25/37	353,506
3,293	5.772%, 11/25/36	2,004,665
	GSAA Trust,
5,112	5.80%, 3/25/37	3,028,119
3,632	5.917%, 3/25/37 (k)	1,806,710
14,760	IndyMac Residential Asset-Backed Trust, 0.339%, 7/25/37 (k)	9,096,285
5,229	JPMorgan Mortgage Acquisition Trust, 5.15%, 1/25/37	4,265,080
	Morgan Stanley Mortgage Loan Trust (k),
1,057	5.75%, 11/25/36	544,321
2,244	6.25%, 7/25/47	1,683,518
9,131	Renaissance Home Equity Loan Trust, 6.998%, 9/25/37	5,220,403
404	Washington Mutual Asset-Backed Certificates, 0.329%, 5/25/36 (k)	206,387
Total Asset-Backed Securities (cost-$35,901,994)		37,911,019
Short-Term Investments – 4.4%
	U.S. Treasury Obligations (g)(l) – 1.9%
25,805	U.S. Treasury Bills, 0.02%-0.025%, 10/3/13-3/13/14 (cost-$25,803,900)	25,803,900
	U.S. Government Agency Securities (l) – 1.4%
9,887	Federal Home Loan Bank Discount Notes, 0.02%, 1/3/14	9,886,743
8,987	Federal Home Loan Bank Discount Notes, 0.048%, 12/27/13	8,986,784
Total U.S. Government Agency Securities (cost-$18,872,463)		18,873,527
	Repurchase Agreements – 1.1%
9,300	Banc of America Securities LLC, dated 9/30/13, 0.08%, due 10/1/13, proceeds $9,300,021; collateralized by U.S. Treasury Notes, 0.25%, due 9/30/15, valued at $9,489,076 including accrued interest	9,300,000
2,600	Citigroup Global Markets, Inc., dated 9/30/13, 0.13%, due 10/1/13, proceeds $2,600,009; collateralized by Freddie Mac, 1.62%, due 11/21/19, valued at $2,665,821 including accrued interest	2,600,000
2,588	State Street Bank and Trust Co., dated 9/30/13, zero coupon, due 10/1/13, proceeds $2,588,000; collateralized by Fannie Mae, 2.20%, due 10/17/22, valued at $2,642,809 including accrued interest	2,588,000
Total Repurchase Agreements (cost-$14,488,000)		14,488,000
Total Short-Term Investments (cost-$59,164,363)		59,165,427
Total Investments (cost-$1,306,425,778) – 100.0%		$1,358,866,325

60	Semi-Annual Report | September 30, 2013

Schedule of Investments

PIMCO High Income Fund

September 30, 2013 (unaudited) (continued)

Notes to Schedule of Investments:

(a)	Private Placement–Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $150,221,296, representing 11.1% of total investments.
(b)	Illiquid.
(c)

144A–Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(d)	In default.
(e)	Fair-Valued–Securities with an aggregate value of $87,193,366, representing 6.4% of total investments. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.
(f)	Perpetual maturity. The date shown, if any, is the next call date. For Corporate Bonds & Notes the interest rate is fixed until the first call date and variable thereafter.
(g)	All or partial amount segregated for the benefit of the counterparty as collateral for derivatives.
(h)	All or partial amount transferred for the benefit of the counterparty as collateral for reverse repurchase agreements.
(i)	Restricted. The aggregate acquisition cost of such securities is $31,353,551. The aggregate value is $30,959,990, representing 2.3% of total investments.
(j)	Dividend rate is fixed until the first call date and variable thereafter.
(k)	Variable or Floating Rate Security–Securities with an interest rate that changes periodically. The interest rate disclosed reflects the rate in effect on September 30, 2013.
(l)	Rates reflect the effective yields at purchase date.
(m)	Interest rate swap agreements outstanding at September 30, 2013:

OTC swap agreements:

			Rate Type
Swap Counterparty	Notional Amount (000s)	Termination Date	Payments Made	Payments Received	Value	Upfront Premiums Received	Unrealized Appreciation
Bank of America	$775,000	11/20/18	3-Month USD-LIBOR	2.05%	$6,611,064	$(3,276,080)	$9,887,144
Deutsche Bank	209,200	11/20/18	3-Month USD-LIBOR	2.05%	1,782,120	(369,926)	2,152,046
Goldman Sachs	388,000	11/20/18	3-Month USD-LIBOR	2.05%	1,321,721	(1,335,682)	2,657,403
Morgan Stanley	530,000	11/20/18	3-Month USD-LIBOR	2.05%	4,514,931	(892,766)	5,407,697
					$14,229,836	$(5,874,454)	$20,104,290

Centrally cleared swap agreements:

			Rate Type
Broker (Exchange)	Notional Amount (000s)	Termination Date	Payments Made	Payments Received	Value	Unrealized Appreciation (Depreciation)
Citigroup (CME)	$46,900	12/18/43	3.50%	3-Month USD-LIBOR	$1,787,070	$(1,730,430)
Deutsche Bank (CME)	200,000	6/16/20	4.00%	3-Month USD-LIBOR	26,782,907	(9,832,544)
Goldman Sachs (CME)	500,000	6/20/17	3.75%	3-Month USD-LIBOR	54,744,236	(10,326,669)
Goldman Sachs (CME)	500,000	12/18/18	1.25%	3-Month USD-LIBOR	10,457,965	10,584,876
Goldman Sachs (CME)	200,000	12/18/23	2.00%	3-Month USD-LIBOR	15,646,312	12,222,680
Goldman Sachs (CME)	30,000	6/19/43	2.75%	3-Month USD-LIBOR	5,061,612	2,865,612
Goldman Sachs (CME)	127,600	12/18/43	3.50%	3-Month USD-LIBOR	4,862,050	(3,405,364)
Morgan Stanley (CME)	119,400	12/18/43	3.50%	3-Month USD-LIBOR	4,549,599	(3,919,911)
					$123,891,751	$(3,541,750)

September 30, 2013 | Semi-Annual Report	61

Schedule of Investments

PIMCO High Income Fund

September 30, 2013 (unaudited) (continued)

(n)  Forward foreign currency contracts outstanding at September 30, 2013:

			U.S.$ Value	Unrealized
		U.S.$ Value on	September 30,	Appreciation
	Counterparty	Origination Date	2013	(Depreciation)
Purchased:
41,664,350 Brazilian Real settling 10/2/13	Barclays Bank	$18,767,725	$18,799,057	$31,332
17,852,079 Brazilian Real settling 11/4/13	Credit Suisse First Boston	7,736,845	7,992,156	255,311
44,357,684 Brazilian Real settling 10/2/13	Deutsche Bank	19,985,440	20,014,296	28,856
79,636,210 Brazilian Real settling 10/2/13	HSBC Bank	33,337,753	35,932,054	2,594,301
2,280,083 Brazilian Real settling 11/4/13	HSBC Bank	1,003,160	1,020,765	17,605
23,878,122 Brazilian Real settling 10/2/13	JPMorgan Chase	10,306,958	10,773,867	466,909
51,768,126 Brazilian Real settling 10/2/13	Morgan Stanley	22,389,261	23,357,905	968,644
44,925,547 Brazilian Real settling 10/2/13	Morgan Stanley	20,273,261	20,270,517	(2,744)
14,010,263 Brazilian Real settling 11/4/13	Morgan Stanley	6,253,744	6,272,222	18,478
9,724,087 Brazilian Real settling 1/3/14	Morgan Stanley	4,217,412	4,297,707	80,295
185,197,957 Brazilian Real settling 10/2/13	UBS	83,048,411	83,561,773	513,362
12,137,000 British Pound settling 10/2/13	Barclays Bank	19,482,312	19,648,601	166,289
14,200,000 British Pound settling 11/4/13	Barclays Bank	22,982,629	22,982,430	(199)
32,437,000 Euro settling 10/2/13	Goldman Sachs	43,893,748	43,882,410	(11,338)
27,204,000 Euro settling 11/4/13	JPMorgan Chase	36,687,668	36,805,936	118,268

Sold:
41,664,350 Brazilian Real settling 10/2/13	Barclays Bank	18,683,565	18,799,057	(115,492)
41,664,350 Brazilian Real settling 11/4/13	Barclays Bank	18,635,097	18,652,617	(17,520)
44,357,684 Brazilian Real settling 10/2/13	Deutsche Bank	19,891,338	20,014,296	(122,958)
44,357,684 Brazilian Real settling 1/3/14	Deutsche Bank	19,591,751	19,604,547	(12,796)
79,636,211 Brazilian Real settling 10/2/13	HSBC Bank	35,711,306	35,932,054	(220,748)
23,878,122 Brazilian Real settling 10/2/13	JPMorgan Chase	9,835,697	10,773,867	(938,170)
106,417,759 Brazilian Real settling 10/2/13	Morgan Stanley	45,216,482	48,015,954	(2,799,472)
33,672,113 Brazilian Real settling 11/4/13	Morgan Stanley	14,745,512	15,074,591	(329,079)
44,925,547 Brazilian Real settling 1/3/14	Morgan Stanley	19,878,561	19,855,523	23,038
185,197,957 Brazilian Real settling 10/2/13	UBS	75,354,176	83,561,773	(8,207,597)
12,013,000 British Pound settling 10/2/13	Bank of America	18,656,189	19,447,858	(791,669)
12,137,000 British Pound settling 11/4/13	Barclays Bank	19,477,494	19,643,504	(166,010)
124,000 British Pound settling 10/2/13	Goldman Sachs	197,925	200,744	(2,819)
19,309,000 British Pound settling 11/4/13	Royal Bank of Scotland	31,140,396	31,251,249	(110,853)
889,000 Euro settling 10/2/13	BNP Paribas	1,186,545	1,202,684	(16,139)
31,548,000 Euro settling 10/2/13	Citigroup	42,070,551	42,679,726	(609,175)
32,437,000 Euro settling 11/4/13	Goldman Sachs	43,897,608	43,885,978	11,630
				$(9,180,460)

(o)   At September 30, 2013, the Fund held $17,496,000 in cash as collateral and pledged cash collateral of $36,992,000 for derivative contracts. Cash collateral held may be invested in accordance with the Fund’s investment strategy.

62	Semi-Annual Report | September 30, 2013

Schedule of Investments

PIMCO High Income Fund

September 30, 2013 (unaudited) (continued)

(p)  Open reverse repurchase agreements at September 30, 2013:

Counterparty	Rate	Trade Date	Due Date	Principal & Interest	Principal
Barclays Bank	0.40%	9/30/13	11/5/13	$11,261,000	$11,261,000
BNP Paribas	0.36	9/30/13	10/30/13	21,403,214	21,403,000
	0.40	9/30/13	12/24/13	15,576,000	15,576,000
Credit Suisse First Boston	0.35	9/30/13	11/1/13	9,483,000	9,483,000
Deutsche Bank	0.59	9/30/13	1/3/14	22,299,000	22,299,000
Royal Bank of Canada	0.47	9/30/13	1/3/14	24,431,000	24,431,000
Royal Bank of Scotland	7.487	9/30/13	11/1/13	23,123,127	23,123,127
					$127,576,127

(q)         The weighted average daily balance of reverse repurchase agreements during the six months ended September 30, 2013 was $21,403,000, at a weighted average interest rate of 0.36%. Total value of underlying collateral (refer to the Schedule of Investments for positions transferred for the benefit of the counterparty as collateral) for open reverse repurchase agreements at September 30, 2013 was $22,654,720.

(r)            Fair Value Measurements-See Note 1(b) in the Notes to Financial Statements.

	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Value at 9/30/13
Investments in Securities – Assets
Corporate Bonds & Notes:
Diversified Financial Services	$–	$52,615,511	$26,550,422	$79,165,933
Electric Utilities	–	4,327,615	936,887	5,264,502
Real Estate	–	3,786,364	3,674,797	7,461,161
All Other	–	256,579,208	–	256,579,208
Municipal Bonds	–	299,842,669	–	299,842,669
Mortgage-Backed Securities	–	267,097,476	819,753	267,917,229
U.S. Government Agency Securities	–	161,862,094	64,745,222	226,607,316
Preferred Stock:
Telecommunications	26,292,000	–	–	26,292,000
All Other	–	37,862,469	–	37,862,469
Sovereign Debt Obligations	–	54,797,392	–	54,797,392
Asset-Backed Securities	–	37,911,019	–	37,911,019
Short-Term Investments	–	59,165,427	–	59,165,427
	26,292,000	1,235,847,244	96,727,081	1,358,866,325
Other Financial Instruments* – Assets
Foreign Exchange Contracts	–	5,294,318	–	5,294,318
Interest Rate Contracts	–	45,777,458	–	45,777,458
	–	51,071,776	–	51,071,776
Other Financial Instruments* – Liabilities
Foreign Exchange Contracts	–	(14,474,778)	–	(14,474,778)
Interest Rate Contracts	–	(29,214,918)	–	(29,214,918)
	–	(43,689,696)	–	(43,689,696)
Totals	$26,292,000	$1,243,229,324	$96,727,081	$1,366,248,405

At September 30, 2013, there were no transfers between Levels 1 and 2.

September 30, 2013 | Semi-Annual Report	63

Schedule of Investments

PIMCO High Income Fund

September 30, 2013 (unaudited) (continued)

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the six months ended September 30, 2013, was as follows:

	Beginning Balance 3/31/13	Purchases	Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)		Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3**	Ending Balance 9/30/13
Investments in Securities – Assets
Corporate Bonds & Notes:
Airlines	$20,766,204	–	$(12,343,158)	$(44,040)	$471,032		$(469,765)	–	$(8,380,273)	–
Diversified Financial Services	18,558,995	$8,479,202	–	(119,843)	–		(367,932)	–	–	$26,550,422
Electric Utilities	1,062,894	–	(83,145)	(440,873)	(2,289)		400,300	–	–	936,887
Real Estate	3,960,124	–	(14,538)	1,968	2,842		(275,599)	–	–	3,674,797
Mortgage-Backed Securities	334,813	598,660	–	31,842	(93,825	)†	(51,737)	–	–	819,753
U.S. Government Agency Securities	–	66,850,911	(1,838,811)	–	–		(266,878)	–	–	64,745,222
Totals	$44,683,030	$75,928,773	$(14,279,652)	$(570,946)	$377,760		$(1,031,611)	–	$(8,380,273)	$96,727,081

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 at September 30, 2013.

	Ending Balance at 9/30/13	Valuation Technique Used	Unobservable Inputs	Input Values
Investments in Securities – Assets
Corporate Bonds & Notes	$22,448,144	Benchmark Pricing	Security Price Reset	$2.49 – $100.98
Corporate Bonds & Notes	8,713,962	Third-Party Pricing Vendor	Single Broker Quote	$97.58 – $101.00
Mortgage-Backed Securities	819,753	Third-Party Pricing Vendor	Single Broker Quote	$19.95
U.S. Government Agency Securities	64,745,222	Interest Only Weighted	Security Price Reset	$13.66 – $14.13
		Average Life Model

†      Relates to paydown shortfall.

*      Other financial instruments are derivatives, such as swap agreements and forward foreign currency contracts, which are valued at the unrealized appreciation (depreciation) of the instrument.

**   Transferred out of Level 3 into Level 2 because an evaluated price with observable inputs from a third-party pricing vendor became available.

The net change in unrealized appreciation/depreciation of Level 3 investments held at September 30, 2013, was $(715,012). Net realized gain (loss) and net change in unrealized appreciation/depreciation are reflected on the Statement of Operations.

64	Semi-Annual Report | September 30, 2013

Schedule of Investments

PIMCO High Income Fund

September 30, 2013 (unaudited) (continued)

(s)  The following is a summary of the derivative instruments categorized by risk exposure:

Location	Interest Rate Contracts	Foreign Exchange Contracts	Total
Asset derivatives:
Unrealized appreciation of OTC swaps	$20,104,290	–	$20,104,290
Receivable for variation margin on centrally cleared swaps*	139,664	–	139,664
Unrealized appreciation of forward foreign currency contracts	–	$5,294,318	5,294,318
Total asset derivatives	$20,243,954	$5,294,318	$25,538,272
Liability derivatives:
Payable for variation margin on centrally cleared swaps*	$(114,714)	–	$(114,714)
Unrealized depreciation of forward foreign currency contracts	–	$(14,474,778)	(14,474,778)
Total liability derivatives	$(114,714)	$(14,474,778)	$(14,589,492)

*      Included in net unrealized depreciation of $3,541,750 on centrally cleared swaps as reported in note (m) of the Notes to Schedule of Investments.

The effect of derivatives on the Statement of Operations for the six months ended September 30, 2013:

Location	Interest Rate Contracts	Credit Contracts	Foreign Exchange Contracts	Total
Net realized gain (loss) on:
Swaps	$(4,544,433)	$362,859	–	$(4,181,574)
Foreign currency transactions (forward foreign currency contracts)	–	–	$2,009,922	2,009,922
Total net realized gain (loss)	$(4,544,433)	$362,859	$2,009,922	$(2,171,652)

Net change in unrealized appreciation/depreciation of:
Swaps	$(3,258,423)	$3,780,891	–	$522,468
Foreign currency transactions (forward foreign currency contracts)	–	–	$(11,713,852)	(11,713,852)
Total net change in unrealized appreciation/depreciation	$(3,258,423)	$3,780,891	$(11,713,852)	$(11,191,384)

The average volume (measured at each fiscal quarter-end) of derivative activity during the six months ended September 30, 2013:

Forward Foreign Currency Contracts (1)		Credit Default Swap Agreements (2)		Interest Rate Swap Agreements (2)
Purchased	Sold	Buy	Sell
$310,291,861	$458,593,426	–	$5,000	$4,369,000

(1)  U.S. $ Value on origination date

(2)  Notional Amount (in thousands)

September 30, 2013 | Semi-Annual Report	65

Schedule of Investments

PIMCO High Income Fund

September 30, 2013 (unaudited) (continued)

Financial Assets and Derivative Assets, and Collateral Received at September 30, 2013:

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in Statement of Assets and Liabilities	Financial Instrument	Collateral Received	Net Amount (not less than $0)
Bank of America	$9,887,144	$(791,669)	$(5,570,000)	$3,525,475
Barclays Bank	197,621	(197,621)	–	–
Credit Suisse First Boston	255,311	(255,311)	–	–
Deutsche Bank	2,180,902	(2,180,902)	–	–
Goldman Sachs	2,669,033	(14,157)	(1,090,000)	1,564,876
HSBC Bank	2,611,906	(220,748)	(2,280,000)	111,158
JPMorgan Chase	585,177	(585,177)		–
Morgan Stanley	6,498,152	(3,131,295)	(3,366,857)	–
Royal Bank of Canada	–	–		–
UBS	513,362	(513,362)	–	–
Totals	$25,398,608	$(7,890,242)	$(12,306,857)	$5,201,509

Financial Liabilities and Derivative Liabilities, and Collateral Pledged at September 30, 2013:

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Liability Derivatives Presented in Statement of Assets and Liabilities	Financial Instrument	Collateral Pledged	Net Amount (not less than $0)
Bank of America	$791,669	$(791,669)	–	–
Barclays Bank	11,560,221	(197,621)	–	$11,362,600
BNP Paribas	36,995,139	–	$(21,403,000)	15,592,139
Citigroup	609,175	–	(609,175)	–
Credit Suisse First Boston	9,483,000	(255,311)	–	9,227,689
Deutsche Bank	22,434,754	(2,180,902)	–	20,253,852
Goldman Sachs	14,157	(14,157)	–	–
HSBC Bank	220,748	(220,748)	–	–
JPMorgan Chase	938,170	(585,177)	(352,993)	–
Morgan Stanley	3,131,295	(3,131,295)	–	–
Royal Bank of Canada	24,431,000	–	–	24,431,000
Royal Bank of Scotland	23,233,980	–	–	23,233,980
UBS	8,207,597	(513,362)	(6,704,241)	989,994
Totals	$142,050,905	$(7,890,242)	$(29,069,409)	$105,091,254

Glossary:

BRL	- Brazilian Real
£	- British Pound
CIFG	- insured by CDC IXIS Financial Guaranty Services, Inc.
CME	- Chicago Mercantile Exchange
CMO	- Collateralized Mortgage Obligation
€	- Euro
FRN	- Floating Rate Note
GO	- General Obligation Bond
IO	- Interest Only
LIBOR	- London Inter-Bank Offered Rate
NPFGC	- insured by National Public Finance Guarantee Corp.
OTC	- Over-the-Counter

66	Semi-Annual Report | September 30, 2013 | See accompanying Notes to Financial Statements

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September 30, 2013 | Semi-Annual Report	67

Statements of Assets and Liabilities

PIMCO Dynamic Income Fund/PIMCO Global StocksPLUS® & Income Fund/

PIMCO High Income Fund

September 30, 2013 (unaudited)

	Dynamic Income	Global StocksPLUS®	High Income
Assets:
Investments, at value (cost-$2,326,040,177, $191,458,448 and $1,306,425,778, respectively)	$2,552,565,025	$220,130,319	$1,358,866,325
Cash	2,957,035	1,528,419	188,576
Foreign currency, at value (cost-$453,681, $90,830 and $587,125, respectively)	454,450	91,654	607,474
Interest and dividends receivable	19,404,095	2,053,692	18,887,580
Receivable for investments sold	9,013,120	25,642,222	31,859,784
Deposits with brokers for swaps collateral	6,550,000	–	36,992,000
Unrealized appreciation of OTC swaps	2,910,769	9,726,607	20,104,290
Unrealized appreciation of forward foreign currency contracts	2,327,959	90,751	5,294,318
Swap premiums paid	426,375	182,969	–
Tax reclaims receivable	77,761	–	–
Receivable for principal paydowns	21,643	1,548	5,903
Receivable for variation margin on centrally cleared swaps	13,774	3,313	139,664
Unrealized appreciation of unfunded loan committments	921	–	–
Deposits with brokers for futures contracts collateral	–	2,635,000	–
Receivable from broker	–	108,585	349,551
Unsettled reverse repurchase agreements	–	–	106,173,127
Prepaid expenses and other assets	10,674	6,286	73,608
Total Assets	2,596,733,601	262,201,365	1,579,542,200

Liabilities:
Payable for investments purchased	11,671,450	35,862,869	112,384,864
Payable for reverse repurchase agreements	1,125,666,973	54,737,598	127,576,127
Payable to brokers for cash collateral received	3,760,000	9,310,000	17,496,000
Payable for variation margin on centrally cleared swaps	–	30,040	114,714
Payable to broker	–	2,006	–
Payable for terminated swaps	1,115,775	21,659	–
Payable for variation margin on futures contracts	–	517,275	–
Swap premiums received	44,242,457	3,562,842	5,874,454
Unrealized depreciation of forward foreign currency contracts	8,948,738	395,539	14,474,778
Dividends payable to common and preferred shareholders	8,038,795	1,903,871	15,059,716
Investment management fees payable	2,379,207	169,973	735,762
Interest payable for reverse repurchase agreements	1,792,350	30,098	214
Unrealized depreciation of OTC swaps	1,112,478	507,424	–
Interest payable for cash collateral received	63	155	308
Securities sold short, at value (proceeds received-$6,526,875)	–	6,537,970	–

68	Semi-Annual Report | September 30, 2013 | See accompanying Notes to Financial Statements

Statements of Assets and Liabilities

PIMCO Dynamic Income Fund/PIMCO Global StocksPLUS® & Income Fund/

PIMCO High Income Fund

September 30, 2013 (unaudited) (continued)

	Dynamic Income	Global StocksPLUS®	High Income
Options written, at value (premiums received-$896,599)	$–	$198,900	$–
Accrued expenses	243,511	110,087	438,182
Total Liabilities	1,208,971,797	113,898,306	294,155,119
Preferred Shares ($0.00001 par value and $25,000 liquidation preference per share applicable to an aggregate of 11,680 shares issued and outstanding for High Income)	–	–	292,000,000
Net Assets Applicable to Common Shareholders	$1,387,761,804	$148,303,059	$993,387,081

Composition of Net Assets Applicable to Common Shareholders:
Common Shares:
Par value ($0.00001 per share)	$454	$104	$1,235
Paid-in-capital in excess of par	1,084,725,784	232,701,278	1,711,155,301
Undistributed (dividends in excess of) net investment income	60,604,601	(7,243,646)	(96,364,507)
Accumulated net realized loss	(3,683,015)	(114,637,766)	(681,133,216)
Net unrealized appreciation	246,113,980	37,483,089	59,728,268
Net Assets Applicable to Common Shareholders	$1,387,761,804	$148,303,059	$993,387,081
Common Shares Issued and Outstanding	45,416,921	10,383,807	123,535,721
Net Asset Value Per Common Share	$30.56	$14.28	$8.04

See accompanying Notes to Financial Statements | September 30, 2013 | Semi-Annual Report	69

Statements of Operations

PIMCO Dynamic Income Fund/PIMCO Global StocksPLUS® & Income Fund/

PIMCO High Income Fund

Six Months ended September 30, 2013 (unaudited)

	Dynamic Income	Global StocksPLUS®	High Income
Investment Income:
Interest	$109,999,037	$8,828,374	$41,482,496
Dividends	463,094	10,213	2,032,431
Miscellaneous	615,418	5,519	–
Total Investment Income	111,077,549	8,844,106	43,514,927

Expenses:
Investment management	14,815,421	1,078,278	4,662,534
Interest	7,191,162	185,830	15,101
Custodian and accounting agent	159,257	46,670	187,559
Shareholder communications	53,105	24,133	132,389
Audit and tax services	41,552	45,672	62,469
Trustees	38,325	4,237	39,228
New York Stock Exchange listing	20,897	12,497	58,771
Legal	19,827	3,985	20,247
Transfer agent	12,576	12,978	12,533
Insurance	6,911	2,028	8,287
Auction agent and commissions	–	–	231,903
Miscellaneous	4,755	1,078	12,403
Total Expenses	22,363,788	1,417,386	5,443,424

Net Investment Income	88,713,761	7,426,720	38,071,503

Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(5,825,958)	(2,328,038)	83,150,671
Futures contracts	–	7,687,180	–
Options written	–	(5,367,431)	–
Swaps	2,150,671	3,413,847	(4,181,574)
Foreign currency transactions	(6,673,544)	(265,130)	1,125,503
Net change in unrealized appreciation/depreciation of:
Investments	(44,987,266)	(4,669,879)	(93,741,600)
Securities sold short	–	(11,094)	–
Futures contracts	–	(1,946,552)	–
Options written	–	771,369	–
Swaps	21,366,960	6,353,234	522,468
Unfunded loan commitments	921	–	–
Foreign currency transactions	(12,559,856)	(344,747)	(11,319,467)
Net Realized and Change in Unrealized Gain (Loss)	(46,528,072)	3,292,759	(24,443,999)
Net Increase in Net Assets Resulting from Investment Operations	42,185,689	10,719,479	13,627,504
Dividends on Preferred Shares from Net Investment Income	–	–	(154,451)
Net Increase in Net Assets Applicable to Common Shareholders Resulting from Investment Operations	$42,185,689	$10,719,479	$13,473,053

70	Semi-Annual Report | September 30, 2013 | See accompanying Notes to Financial Statements

Statements of Changes in Net Assets

PIMCO Dynamic Income Fund

	Six Months ended September 30, 2013 (unaudited)	For the Period May 30, 2012** through March 31, 2013
Investment Operations:
Net investment income	$88,713,761	$126,147,712
Net realized gain (loss)	(10,348,831)	11,474,493
Net change in unrealized appreciation/depreciation	(36,179,241)	282,293,221
Net increase in net assets resulting from investment operations	42,185,689	419,915,426

Dividends and Distributions to Shareholders from:
Net investment income	(48,232,772)	(98,636,731)
Net realized gains	–	(12,196,046)
Total dividends and distributions to shareholders	(48,232,772)	(110,832,777)

Share Transactions:
Net proceeds from the sale of shares	–	1,075,768,154
Offering costs charged to paid-in capital in excess of par	–	(1,551,500)
Reinvestment of dividends and distributions	710,209	9,699,363
Net increase in net assets from share transactions	710,209	1,083,916,017
Total increase (decrease) in net assets	(5,336,874)	1,392,998,666

Net Assets:
Beginning of period	1,393,098,678	100,012
End of period*	$1,387,761,804	$1,393,098,678
*Including undistributed net investment income of:	$60,604,601	$20,123,612

Shares Issued and Reinvested:
Issued	–	45,058,352
Issued in reinvestment of dividends and distributions	23,104	331,276
Net Increase	23,104	45,389,628

** Commencement of operations.

See accompanying Notes to Financial Statements | September 30, 2013 | Semi-Annual Report	71

Statements of Changes in Net Assets

PIMCO Global StocksPLUS® & Income Fund

	Six Months ended September 30, 2013 (unaudited)	Year ended March 31, 2013

Investment Operations:
Net investment income	$7,426,720	$14,154,103
Net realized gain	3,140,428	13,520,448
Net change in unrealized appreciation/depreciation	152,331	12,463,845
Net increase in net assets resulting from investment operations	10,719,479	40,138,396

Dividends to Shareholders from Net Investment Income	(11,405,252)	(22,671,591)

Share Transactions:
Reinvestment of dividends	818,871	1,751,388
Total increase in net assets	133,098	19,218,193

Net Assets:
Beginning of period	148,169,961	128,951,768
End of period*	$148,303,059	$148,169,961
*Including dividends in excess of net investment income of:	$(7,243,646)	$(3,265,114)

Shares Issued in Reinvestment of Dividends	39,485	89,271

72	Semi-Annual Report | September 30, 2013 | See accompanying Notes to Financial Statements

Statements of Changes in Net Assets

PIMCO High Income Fund

	Six Months ended September 30, 2013 (unaudited)	Year ended March 31, 2013

Investment Operations:
Net investment income	$38,071,503	$100,048,819
Net realized gain	80,094,600	162,076,825
Net change in unrealized appreciation/depreciation	(104,538,599)	9,017,737
Net increase in net assets resulting from investment operations	13,627,504	271,143,381

Dividends on Preferred Shares from Net Investment Income	(154,451)	(454,170)
Net increase in net assets applicable to common shareholders resulting from investment operations	13,473,053	270,689,211

Dividends and Distributions to Common Shareholders from:
Net investment income	(90,167,696)	(173,699,804)
Return of capital	–	(5,470,788)
Total dividends and distributions to common shareholders	(90,167,696)	(179,170,592)

Common Share Transactions:
Reinvestment of dividends	6,219,156	11,847,520
Total increase (decrease) in net assets applicable to common shareholders	(70,475,487)	103,366,139

Net Assets Applicable to Common Shareholders:
Beginning of period	1,063,862,568	960,496,429
End of period*	$993,387,081	$1,063,862,568
*Including dividends in excess of net investment income of:	$(96,364,507)	$(44,113,863)

Common Shares Issued in Reinvestment of Dividends	545,986	982,774

See accompanying Notes to Financial Statements | September 30, 2013 | Semi-Annual Report	73

Statements of Cash Flows†

PIMCO Dynamic Income Fund/PIMCO Global StocksPLUS® & Income Fund

Six Months ended September 30, 2013 (unaudited)

	Dynamic Income	Global StocksPLUS®
Decrease in Cash and Foreign Currency from:

Cash Flows provided by Operating Activities:
Net increase in net assets resulting from investment operations	$42,185,689	$10,719,479

Adjustments to Reconcile Net Increase in Net Assets Resulting from Investment Operations to Net Cash provided by Operating Activities:
Purchases of long-term investments	(232,545,382)	(233,266,419)
Proceeds from sales of long-term investments	275,320,280	241,959,596
Purchases of short-term portfolio investments, net	(5,196,728)	(6,366,378)
Net change in unrealized appreciation/depreciation	36,179,241	(152,331)
Net realized (gain) loss	10,348,831	(3,140,428)
Net amortization/accretion on investments	(11,489,101)	(814,517)
Increase in proceeds from securities sold short	–	1,049,531
Increase in receivable for investments sold	(8,134,785)	(17,196,414)
Decrease in interest and dividends receivable	1,182,264	284,350
Increase in tax reclaims receivable	(77,761)	–
(Increase) decrease in receivable for principal paydowns	23,498	(1,548)
Proceeds from futures contracts transactions	–	6,269,998
Decrease in deposits with brokers for futures contracts collateral	–	534,000
Decrease in deposits with brokers for swaps collateral	5,587,000	1,645,000
Decrease in receivable from broker	–	16,002
Decrease in prepaid expenses	27,808	14,525
Increase in payable for investments purchased	8,730,645	33,303,983
Increase (decrease) in payable to brokers for cash collateral received	(4,349,000)	7,680,000
Net cash provided by swap transactions	17,424,549	2,551,145
Net cash used for foreign currency transactions	(11,703,888)	(341,117)
Decrease in investment management fees payable	(118,228)	(37,006)
Decrease in interest payable on cash collateral	(19,983)	(2,930)
Increase (decrease) in accrued expenses	1,061	(36,200)
Net cash provided by operating activities	123,376,010	44,672,321

Cash Flows used for Financing Activities:
Payments for reverse repurchase agreements	(3,361,421,808)	(197,305,901)
Proceeds on reverse repurchase agreements	3,232,423,481	161,256,766
Decrease in unsettled reverse repurchase agreements	50,712,727	1,184,000
Increase (decrease) in interest payable for reverse repurchase agreements	138,417	(25,974)
Cash dividends paid (excluding reinvestment of dividends of $710,209, and $818,871, respectively)	(47,518,474)	(10,579,141)
Decrease in payable to custodian for foreign currency overdraft, at value	–	(18,552)
Net cash used for financing activities	(125,665,657)	(45,488,802)
Net decrease in cash and foreign currency	(2,289,647)	(816,481)
Cash and foreign currency, at beginning of period	5,701,132	2,436,554
Cash and foreign currency, at end of period	$3,411,485	$1,620,073

Cash paid for interest primarily related to participation in reverse repurchase agreement transactions was $7,072,728, and $214,734, respectively.

† Statement of Cash Flows is not required for High Income.

74	Semi-Annual Report | September 30, 2013 | See accompanying Notes to Financial Statements

Notes to Financial Statements

PIMCO Dynamic Income Fund/PIMCO Global StocksPLUS® & Income Fund/
PIMCO High Income Fund

September 30, 2013 (unaudited)

1. Organization and Significant Accounting Policies

PIMCO Dynamic Income Fund (“Dynamic Income”), PIMCO Global StocksPLUS® & Income Fund (“Global StocksPLUS®”) and PIMCO High Income Fund (“High Income’’), (each a “Fund” and collectively the “Funds”) were organized as Massachusetts business trusts on January 19, 2011, February 16, 2005 and February 18, 2003, respectively. Prior to commencing operations on May 30, 2012, May 31, 2005 and April 30, 2003, respectively, the Funds had no operations other than matters relating to their organization as non-diversified (Dynamic Income and Global StocksPLUS®) and diversified (High Income), closed-end management investment companies registered under the Investment Company Act of 1940 and the rules and regulations thereunder, as amended. Allianz Global Investors Fund Management LLC (the “Investment Manager”) and Pacific Investment Management Company LLC (“PIMCO” or the “Sub-Adviser”) serve as the Funds’ investment manager and sub-adviser, respectively, and are indirect, wholly-owned subsidiaries of Allianz Asset Management of America L.P. (“AAM”). AAM is an indirect, wholly-owned subsidiary of Allianz SE, a publicly traded European insurance and financial services company. Each Fund has authorized an unlimited amount of common shares with $0.00001 par value.

Dynamic Income issued 40,600,000 shares of common stock in its initial public offering. An additional 4,458,352 shares were issued in connection with the underwriter’s over-allotment option. These shares were all issued at $25.00 per share before an underwriting discount of $1.125 per share. Offering costs of $1,551,500 (representing approximately $0.03 per share) were offset against the proceeds of the offering and over-allotment option and have been charged to paid-in capital in excess of par. The Sub-Adviser paid all organizational costs of approximately $25,000.

Dynamic Income’s primary investment objective is to seek current income. Capital appreciation is a secondary objective. The Fund seeks to achieve its investment objectives to produce total return for shareholders by utilizing a dynamic asset allocation strategy among multiple fixed-income sectors, including below investment grade (commonly referred to as “high yield” securities or “junk bonds”), mortgage-related and any other asset-backed securities, government and sovereign debt, corporate debt (including fixed and floating-rate bonds, bank loans and convertible securities), taxable municipal bonds and other income producing securities of U.S. and foreign issuers, including emerging market issuers. As a matter of fundamental policy, the Fund will normally invest at least 25% of its total assets in privately-issued (commonly known as “non-agency”) mortgage-related securities.

Global StocksPLUS®’s investment objective is to seek total return comprised of current income, current gains and long-term capital appreciation. Global StocksPLUS® normally attempts to achieve its investment objective through holdings of stocks and/or through the use of index and other derivative instruments that have economic characteristics similar to U.S. and non-U.S. stocks. The Fund’s investments in index and other derivative instruments are backed by an actively-managed

September 30, 2013 | Semi-Annual Report	75

Notes to Financial Statements

PIMCO Dynamic Income Fund/PIMCO Global StocksPLUS® & Income Fund/
PIMCO High Income Fund

September 30, 2013 (unaudited)

1. Organization and Significant Accounting Policies (continued)

debt portfolio that will have a low-to-intermediate average portfolio duration, ranging from one year to a duration that is two years above the duration of the Barclays Capital U.S. Aggregate Bond Index, although it may be longer or shorter at any time or from time to time based on the Sub-Adviser’s forecast for interest rates and other factors. The Fund may invest without limit in securities that are rated below investment grade and may invest without limit in securities of any rating. The Fund currently intends to gain substantially all of its equity index exposure by investing in equity index derivatives based on the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”) and the Morgan Stanley Capital International® Europe, Australasia and Far East Index (the “MSCI EAFE Index”). The Fund also employs a strategy of writing (selling) call options on U.S. equity indexes, seeking to generate gains from option premiums which may limit the Fund’s gains from increases in the S&P 500 Index.

High Income’s primary investment objective is to seek high current income. Capital appreciation is a secondary objective. The Fund normally attempts to achieve these objectives by using a dynamic asset allocation strategy among multiple fixed income sectors in credit markets to identify securities that provide high current income and/or capital appreciation and focuses on credit quality analysis; duration management; broad diversification among issuers, industries and sectors; and other risk management techniques designed to manage default risk.

There can be no assurance that the Funds will meet their stated objectives.

The preparation of the Funds’ financial statements in accordance with accounting principles generally accepted in the United States of America requires the Funds’ management to make estimates and assumptions that affect the reported amounts and disclosures in each Fund’s financial statements. Actual results could differ from those estimates.

In the normal course of business, the Funds enter into contracts that contain a variety of representations that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

The following is a summary of significant accounting policies consistently followed by the Funds:

(a) Valuation of Investments

Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, on the basis of quotes obtained from a quotation reporting system, established market makers, or independent pricing services. The Funds’ investments are valued daily using prices supplied by an independent pricing service or dealer quotations, or by using the last sale price on the exchange that is the primary market for such securities, or the mean between the last quoted bid and ask price. Independent pricing services use

76	Semi-Annual Report | September 30, 2013

Notes to Financial Statements

PIMCO Dynamic Income Fund/PIMCO Global StocksPLUS® & Income Fund/
PIMCO High Income Fund

September 30, 2013 (unaudited)

1. Organization and Significant Accounting Policies (continued)

information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Centrally cleared swaps and exchange traded futures are valued at the price determined by the relevant exchange.

The Board of Trustees (the “Board”) has adopted procedures for valuing portfolio securities and other financial derivative instruments in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the Investment Manager and Sub-Adviser. The Funds’ Valuation Committee was established by the Board to oversee the implementation of the Funds’ valuation methods and to make fair value determinations on behalf of the Board, as instructed. The Sub-Adviser monitors the continued appropriateness of methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Sub-Adviser determines that a valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will be convened to consider the matter and take any appropriate action in accordance with procedures set forth by the Board. The Board shall review the appropriateness of the valuation methods and these methods may be amended or supplemented from time to time by the Valuation Committee.

Benchmark pricing procedures are used as the basis for setting the base price of a fixed-income security and for subsequently adjusting the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Committee. The validity of the fair value is reviewed by the Sub-Adviser on a periodic basis and may be amended as the availability of market data indicates a material change.

Short-term securities maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the net asset value (“NAV”) of each Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange (“NYSE”) is closed.

September 30, 2013 | Semi-Annual Report	77

Notes to Financial Statements

PIMCO Dynamic Income Fund/PIMCO Global StocksPLUS® & Income Fund/
PIMCO High Income Fund

September 30, 2013 (unaudited)

1. Organization and Significant Accounting Policies (continued)

The prices used by the Funds to value investments may differ from the value that would be realized if the investments were sold, and these differences could be material to the Funds’ financial statements. Each Fund’s NAV is normally determined as of the close of regular trading (normally, 4:00 p.m. Eastern time) on the NYSE on each day the NYSE is open for business.

(b) Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e. the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy are described below:

•                  Level 1 – quoted prices in active markets for identical investments that the Funds have the ability to access

•                  Level 2 – valuations based on other significant observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates or other market corroborated inputs

•                  Level 3 – valuations based on significant unobservable inputs (including the Sub-Adviser’s or Valuation Committee’s own assumptions and securities whose price was determined by using a single broker’s quote)

The valuation techniques used by the Funds to measure fair value during the six months ended September 30, 2013 were intended to maximize the use of observable inputs and to minimize the use of unobservable inputs.

The Funds’ policy is to recognize transfers between levels at the end of the reporting period. An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to the fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used. Investments categorized as Level 1 or 2 as of period end may have been transferred between Levels 1 and 2 since the prior period due to changes in the valuation method utilized in valuing the investments.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following are certain inputs and techniques that the Funds generally use to evaluate how to classify each major category of assets and liabilities for Level 2 and Level 3, in accordance with Generally Accepted Accounting Principles (“GAAP”).

Equity Securities (Common and Preferred Stock) – Equity securities traded in inactive markets are valued using inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from independent pricing services that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are

78	Semi-Annual Report | September 30, 2013

Notes to Financial Statements

PIMCO Dynamic Income Fund/PIMCO Global StocksPLUS® & Income Fund/
PIMCO High Income Fund

September 30, 2013 (unaudited)

1. Organization and Significant Accounting Policies (continued)

observable, the values of equity securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

U.S. Treasury Obligations – U.S. Treasury obligations are valued by independent pricing services based on pricing models that evaluate the mean between the most recently quoted bid and ask price. The models also take into consideration data received from active market makers and broker-dealers, yield curves, and the spread over comparable U.S. Treasury issues. The spreads change daily in response to market conditions and are generally obtained from the new issue market and broker-dealer sources. To the extent that these inputs are observable, the values of U.S. Treasury obligations are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Government Sponsored Enterprise and Mortgage-Backed Securities – Government sponsored enterprise and mortgage-backed securities are valued by independent pricing services using pricing models based on inputs that include issuer type, coupon, cash flows, mortgage prepayment projection tables and Adjustable Rate Mortgage evaluations that incorporate index data, periodic and life caps and the next coupon reset date. To the extent that these inputs are observable, the values of government sponsored enterprise and mortgage-backed securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Municipal Bonds – Municipal bonds are valued by independent pricing services based on pricing models that take into account, among other factors, information received from market makers and broker-dealers, current trades, bid-want lists, offerings, market movements, the callability of the bond, state of issuance, benchmark yield curves, and bond insurance. To the extent that these inputs are observable, the values of municipal bonds are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Corporate Bonds & Notes – Corporate bonds & notes are generally comprised of two main categories: investment grade bonds and high yield bonds. Investment grade bonds are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer or comparable issuers, and option adjusted spread models that include base curve and spread curve inputs. Adjustments to individual bonds can be applied to recognize trading differences compared to other bonds issued by the same issuer. High yield bonds are valued by independent pricing services based primarily on broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the values of corporate

September 30, 2013 | Semi-Annual Report	79

Notes to Financial Statements

PIMCO Dynamic Income Fund/PIMCO Global StocksPLUS® & Income Fund/
PIMCO High Income Fund

September 30, 2013 (unaudited)

1. Organization and Significant Accounting Policies (continued)

bonds & notes are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Asset-Backed Securities and Collateralized Mortgage Obligations – Asset-backed securities and collateralized mortgage obligations are valued by independent pricing services using pricing models based on a security’s average life volatility. The models also take into account tranche characteristics such as coupon, average life, collateral types, ratings, the issuer and tranche type, underlying collateral and performance of the collateral, and discount margin for certain floating rate issues. To the extent that these inputs are observable, the values of asset-backed securities and collateralized mortgage obligations are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Option Contracts – Option contracts traded over-the-counter (“OTC”) and FLexible EXchange (“FLEX”) options are valued by independent pricing services based on pricing models that incorporate various inputs such as interest rates, credit spreads, currency exchange rates and volatility measurements for in-the-money, at-the-money, and out-of-the-money contracts based on a given strike price. To the extent that these inputs are observable, the values of OTC and FLEX option contracts are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Forward Foreign Currency Contracts – Forward foreign currency contracts are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, actual trading information and foreign currency exchange rates gathered from leading market makers and foreign currency exchange trading centers throughout the world. To the extent that these inputs are observable, the values of forward foreign currency contracts are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Credit Default Swaps – OTC credit default swaps are valued by independent pricing services using pricing models that take into account, among other factors, information received from market makers and broker-dealers, default probabilities from index specific credit spread curves, recovery rates, and cash flows. To the extent that these inputs are observable, the values of credit default swaps are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Interest Rate Swaps – OTC interest rate swaps are valued by independent pricing services using pricing models that are based on real-time intraday snapshots of relevant interest rate curves that are built using the most actively traded securities for a given maturity. The pricing models also incorporate cash and money market rates. In addition, market data pertaining to interest rate swaps is monitored regularly to ensure that interest rates are properly depicting the current market rate. Centrally cleared interest rate swaps are valued at the price determined by the relevant exchange. To the extent that these inputs are observable, the values of interest rate swaps are categorized as Level 2. To the extent that

80	Semi-Annual Report | September 30, 2013

Notes to Financial Statements

PIMCO Dynamic Income Fund/PIMCO Global StocksPLUS® & Income Fund/
PIMCO High Income Fund

September 30, 2013 (unaudited)

1. Organization and Significant Accounting Policies (continued)

these inputs are unobservable, the values are categorized as Level 3.

Total Return Swaps – OTC total return swaps are valued by independent pricing services using pricing models that take into account among other factors, index spread curves, nominal values, modified duration values and cash flows. To the extent that these inputs are observable, the values of OTC total return swaps are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Senior Loans – Senior Loans are valued by independent pricing services based on the average of quoted prices received from multiple dealers or valued relative to other benchmark securities when broker-dealer quotes are unavailable. These quoted prices are based on interest rates, yield curves, option adjusted spreads and credit spreads. To the extent that these inputs are observable, the values of Senior Loans are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

(c) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Securities purchased and sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses on investments are determined on an identified cost basis. Interest income adjusted for the accretion of discount and amortization of premiums is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized, respectively, to interest income. Dividend income is recorded on the ex-dividend date. Facility fees and other fees received after settlement date relating to senior loans, consent fees relating to corporate actions and commitment fees received relating to unfunded purchase commitments are recorded as miscellaneous income upon receipt. Paydown gains and losses are netted and recorded as interest income on the Statements of Operations.

(d) Federal Income Taxes

The Funds intend to distribute all of their taxable income and to comply with the other requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required.

Accounting for uncertainty in income taxes establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. In accordance with provisions set forth under U.S. GAAP, the Investment Manager has reviewed the Funds’ tax positions for all open tax years. As of September 30, 2013, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken. The Funds’ federal income tax returns for the prior three years, as applicable, remain subject to examination by the Internal Revenue Service.

September 30, 2013 | Semi-Annual Report	81

Notes to Financial Statements

PIMCO Dynamic Income Fund/PIMCO Global StocksPLUS® & Income Fund/
PIMCO High Income Fund

September 30, 2013 (unaudited)

1. Organization and Significant Accounting Policies (continued)

(e) Dividends and Distributions – Common Shares

Dynamic Income intends to declare dividends and distributions from net investment income and gains from the sale of portfolio securities and other sources to its shareholders monthly. Global StocksPLUS® and High Income declare dividends from net investment income to common shareholders monthly. Distributions of net realized capital gains, if any, are paid at least annually. The Funds record dividends and distributions on the ex-dividend date. The amount of dividends from net investment income and distributions from net realized capital gains is determined in accordance with federal income tax regulations, which may differ from GAAP. These “book-tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment; temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as dividends and/or distributions to shareholders from return of capital. At September 30, 2013, it is anticipated that Global StocksPLUS® and High Income will have a return of capital at fiscal year end. A Fund may engage in investment strategies, including the use of derivatives, to, among other things, generate current, distributable income without regard to possible declines in the Fund’s net asset value. A Fund’s income and gain-generating strategies, including certain derivatives strategies, may generate current income and gains for distributions even in situations when the Fund has experienced a decline in net assets, including losses due to adverse changes in securities markets or the Fund’s portfolio of investments, including derivatives.

(f) Foreign Currency Translation

The Funds’ accounting records are maintained in U.S. dollars as follows: (1) the foreign currency market value of investments and other assets and liabilities denominated in foreign currencies are translated at the prevailing exchange rate at the end of the period; and (2) purchases and sales, income and expenses are translated at the prevailing exchange rate on the respective dates of such transactions. The resulting net foreign currency gain (loss) is included in the Funds’ Statements of Operations.

The Funds do not generally isolate that portion of the results of operations arising as a result of changes in foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities. Accordingly, such foreign currency gain (loss) is included in net realized and unrealized gain (loss) on investments. However, the Funds do isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations; such amount is categorized as foreign currency gain (loss) for both financial reporting and income tax reporting purposes.

82	Semi-Annual Report | September 30, 2013

Notes to Financial Statements

PIMCO Dynamic Income Fund/PIMCO Global StocksPLUS® & Income Fund/
PIMCO High Income Fund

September 30, 2013 (unaudited)

1. Organization and Significant Accounting Policies (continued)

(g) Senior Loans

The Funds may purchase assignments of, and participations in, Senior Loans originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution (the “Agent”) for a lending syndicate of financial institutions (the “Lender”). When purchasing an assignment, the Funds succeed to all the rights and obligations under the loan agreement with the same rights and obligations as the assigning Lender. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning Lender.

(h) Repurchase Agreements

The Funds are parties to Master Repurchase Agreements (“Master Repo Agreements”) with select counterparties. The Master Repo Agreements maintain provisions for initiation, income payments, events of default, and maintenance of collateral.

The Funds enter into transactions, under the Master Repo Agreements, with their custodian bank or securities brokerage firms whereby they purchase securities under agreements to resell such securities at an agreed upon price and date (“repurchase agreements”). The Funds, through their custodian, take possession of securities collateralizing the repurchase agreement. Such agreements are carried at the contract amount in the financial statements, which is considered to represent fair value. Collateral pledged (the securities received), which consists primarily of U.S. government obligations and asset-backed securities, is held by the custodian bank for the benefit of the Funds until maturity of the repurchase agreement. Provisions of the repurchase agreements and the procedures adopted by the Funds require that the market value of the collateral, including accrued interest thereon, be sufficient in the event of default by the counterparty. If the counterparty defaults under the Master Repo Agreements and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited. At September 30, 2013, Dynamic Income and High Income had investments in repurchase agreements with gross values of $35,600,000 and $14,488,000, respectively, on the Statements of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at September 30, 2013.

(i) Reverse Repurchase Agreements

In a reverse repurchase agreement, the Funds sell securities to a bank or broker-dealer and agree to repurchase the securities at a mutually agreed upon date and price. Generally, the effect of such a transaction is that the Funds can recover and reinvest all or most of the cash invested in portfolio securities involved during the term of the reverse repurchase agreement and still be entitled to the returns associated with those portfolio securities. Such transactions are advantageous if the interest cost to the Funds of the reverse repurchase transaction is less than the returns the Funds obtain on investments purchased with the cash. To the extent the Funds do not

September 30, 2013 | Semi-Annual Report	83

Notes to Financial Statements

PIMCO Dynamic Income Fund/PIMCO Global StocksPLUS® & Income Fund/
PIMCO High Income Fund

September 30, 2013 (unaudited)

1. Organization and Significant Accounting Policies (continued)

cover their positions in reverse repurchase agreements (by segregating liquid assets at least equal in amount to the forward purchase commitment), the Funds’ uncovered obligations under the agreements will be subject to the Funds’ limitations on borrowings. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities that the Funds are obligated to repurchase under the agreements may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Funds’ use of the proceeds of the agreement may be restricted pending determination by the other party, or its trustee or receiver, whether to enforce the Funds’ obligation to repurchase the securities.

(j) When-Issued/Delayed-Delivery Transactions

When-issued or delayed-delivery transactions involve a commitment to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Funds will set aside and maintain until the settlement date in a designated account, liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, the Funds assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations; consequently, such fluctuations are taken into account when determining the NAV. The Funds may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a realized gain or loss. When a security is sold on a delayed-delivery basis, the Funds do not participate in future gains and losses with respect to the security.

(k) Securities Traded on To-Be-Announced Basis

The Funds may from time to time purchase securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities for which all specific information is not yet known at the time of the trade, particularly the face amount and maturity date of the underlying security transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid securities are segregated in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations, and their current value is determined in the same manner as for other securities.

(l) Mortgage-Related and Other Asset-Backed Securities

Investments in mortgage-related or other asset-backed securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities (“SMBSs”) and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. The

84	Semi-Annual Report | September 30, 2013

Notes to Financial Statements

PIMCO Dynamic Income Fund/PIMCO Global StocksPLUS® & Income Fund/
PIMCO High Income Fund

September 30, 2013 (unaudited)

1. Organization and Significant Accounting Policies (continued)

value of some mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Funds to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. The decline in liquidity and prices of these types of securities may make it more difficult to determine fair market value. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

(m) U.S. Government Agencies or Government-Sponsored Enterprises

Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly-owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors not backed by the full faith and credit of the U.S. Government include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

(n) Short Sales

Short sale transactions involve the Funds selling securities they do not own in anticipation of a decline in the market price of the securities. The Funds are obligated to deliver securities at the market price at the time the short position is closed. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

(o) Restricted Securities

The Funds are permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult.

(p) Warrants

The Funds may receive warrants. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants are freely transferable and are often traded on major exchanges. Warrants

September 30, 2013 | Semi-Annual Report	85

Notes to Financial Statements

PIMCO Dynamic Income Fund/PIMCO Global StocksPLUS® & Income Fund/
PIMCO High Income Fund

September 30, 2013 (unaudited)

1. Organization and Significant Accounting Policies (continued)

normally have a life that is measured in years and entitle the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Warrants may entail greater risks than certain other types of investments. Generally, warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the warrant, the warrant will expire worthless. Warrants may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities. Similarly, the percentage increase or decrease in the value of an equity security warrant may be greater than the percentage increase or decrease in the value of the underlying common stock. Warrants may relate to the purchase of equity or debt securities. Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible securities and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt securities at the same coupon rate. A decline in interest rates would permit a Fund to sell such warrants at a profit. If interest rates rise, these warrants would generally expire with no value.

(q) Sale-Buybacks

A Fund may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by a Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. A Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by a Fund are reflected as a liability on the Statements of Assets and Liabilities. A Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, a Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between a Fund and the counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statements of Operations. Interest payments based upon negotiated financing terms made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest

86	Semi-Annual Report | September 30, 2013

Notes to Financial Statements

PIMCO Dynamic Income Fund/PIMCO Global StocksPLUS® & Income Fund/
PIMCO High Income Fund

September 30, 2013 (unaudited)

1. Organization and Significant Accounting Policies (continued)

income to the Fund. A Fund will segregate assets determined to be liquid by the Investment Manager or otherwise cover its obligations under sale-buyback transactions.

(r) Interest Expense

Interest expense primarily relates to the Funds’ participation in reverse repurchase agreement transactions. Interest expense is recorded as it is incurred.

(s) Custody Credits on Cash Balances

The Funds may benefit from an expense offset arrangement with their custodian bank, whereby uninvested cash balances may earn credits that reduce monthly custodian and accounting agent expenses. Had these cash balances been invested in income-producing securities, they would have generated income for the Funds. Cash overdraft charges, if any, are included in custodian and accounting agent fees.

2. Principal Risks

In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to, among other things, changes in the market (market risk) or failure of the other party to a transaction to perform (counterparty risk). The Funds are also exposed to other risks such as, but not limited to, interest rate, foreign currency, credit and leverage risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the values of certain fixed income securities held by the Funds are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is used primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e. yield) movements.

Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. Inverse floating rate securities may decrease in value if interest rates increase. Inverse floating rate securities may also exhibit greater price volatility than a fixed rate obligation with similar credit quality. When a Fund holds variable or floating rate securities, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the NAV of the Funds’ shares.

Mortgage-related and other asset-backed securities often involve risks that are different from or more acute than risks associated with other types of debt instruments. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if a Fund holds mortgage-related securities, it may exhibit additional volatility. This is known as extension

September 30, 2013 | Semi-Annual Report	87

Notes to Financial Statements

PIMCO Dynamic Income Fund/PIMCO Global StocksPLUS® & Income Fund/
PIMCO High Income Fund

September 30, 2013 (unaudited)

2. Principal Risks (continued)

risk. In addition, adjustable and fixed rate mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Funds because the Funds may have to reinvest that money at the lower prevailing interest rates. The Funds’ investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

The Funds are exposed to credit risk, which is the risk of losing money if the issuer or guarantor of a fixed income security is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

To the extent the Funds directly invest in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, they will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including economic growth, inflation, changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or the imposition of currency controls or other political developments in the United States or abroad. As a result, the Funds’ investments in foreign currency-denominated securities may reduce the returns of the Funds.

The Funds are subject to elements of risk not typically associated with investments in the U.S., due to concentrated investments in foreign issuers located in a specific country or region. Such concentrations will subject the Funds to additional risks resulting from future political or economic conditions in such country or region and the possible imposition of adverse governmental laws or currency exchange restrictions affecting such country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies.

The market values of securities may decline due to general market conditions (market risk) which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity-related investments generally have greater market price volatility than fixed income securities.

88	Semi-Annual Report | September 30, 2013

Notes to Financial Statements

PIMCO Dynamic Income Fund/PIMCO Global StocksPLUS® & Income Fund/
PIMCO High Income Fund

September 30, 2013 (unaudited)

2. Principal Risks (continued)

The Funds are exposed to counterparty risk, or the risk that an institution or other entity with which the Funds have unsettled or open transactions will default. The potential loss to the Funds could exceed the value of the financial assets recorded in the Funds’ financial statements. Financial assets, which potentially expose the Funds to counterparty risk, consist principally of cash due from counterparties and investments. The Sub-Adviser seeks to minimize the Funds’ counterparty risk by performing reviews of each counterparty and by minimizing concentration of counterparty risk by undertaking transactions with multiple customers and counterparties on recognized and reputable exchanges. Delivery of securities sold is only made once the Funds have received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Funds are exposed to risks associated with leverage. Leverage may cause the value of the Funds’ shares to be more volatile than if the Funds did not use leverage. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Funds’ portfolio securities. The Funds may engage in transactions or purchase instruments that give rise to forms of leverage. Obligations to settle reverse repurchase agreements may be detrimental to the Funds’ performance. In addition, to the extent the Funds employ leverage, dividend and interest costs may not be recovered by any appreciation of the securities purchased with the leverage proceeds and could exceed the Funds’ investment returns, resulting in greater losses.

The Funds hold defaulted securities that may involve special considerations including bankruptcy proceedings, other regulatory and legal restrictions affecting the Funds’ ability to trade, and the availability of prices from independent pricing services or dealer quotations. Some of these securities are illiquid and not actively traded. Sale of securities in bankrupt companies at an acceptable price may be difficult and differences compared to the value of the securities used by the Funds could be material.

The Funds are party to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) with select counterparties that govern transactions, over-the-counter derivatives and foreign exchange contracts entered into by the Funds and those counterparties. The ISDA Master Agreements contain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements of the Funds.

The considerations and factors surrounding the settlement of certain purchases and sales made on a delayed-delivery basis are governed by Master Securities Forward Transaction Agreements (“Master Forward Agreements”) between the Funds and select counterparties. The Master Forward Agreements maintain

September 30, 2013 | Semi-Annual Report	89

Notes to Financial Statements

PIMCO Dynamic Income Fund/PIMCO Global StocksPLUS® & Income Fund/
PIMCO High Income Fund

September 30, 2013 (unaudited)

2. Principal Risks (continued)

provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

The counterparty risk associated with certain contracts may be reduced by master netting arrangements to the extent that if an event of default occurs, all amounts with the counterparty are terminated and settled on a net basis. The Funds’ overall exposure to counterparty risk with respect to transactions subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

Global StocksPLUS® and High Income had security transactions outstanding with Lehman Brothers entities as counterparty at the time the relevant Lehman Brothers entities filed for bankruptcy protection or were placed in administration. Global StocksPLUS®’s security transactions associated with Lehman Brothers Special Financing Inc. (“LBSF”) and Lehman Brothers International (Europe) (“LBI”) and High Income’s security transactions associated with Lehman Commercial Paper, Inc. (“LCPI”) as counterparties were written down to their estimated recoverable values. Adjustments to anticipated losses for securities transactions associated with LBSF, LBI and LCPI have been incorporated as net realized gain (loss) on the Funds’ Statements of Operations. The remaining balances, if any, due from LBSF, LBI and LCPI and due to Lehman Brothers, Inc. are included in receivable from/payable to broker on the Funds’ Statements of Assets and Liabilities. The estimated recoverable value of the receivables is determined by independent broker quotes. In April 2013, Global StocksPLUS® received $10,926 from LBSF.

3. Financial Derivative Instruments

Disclosure about derivatives and hedging activities requires qualitative disclosure regarding objectives and strategies for using derivatives, quantitative disclosure about fair value amounts of gains and losses on derivatives, and disclosure about credit-risk-related contingent features in derivative agreements. The disclosure requirements distinguish between derivatives, which are accounted for as “hedges”, and those that do not qualify for such accounting. Although the Funds at times use derivatives for hedging purposes, the Funds reflect derivatives at fair value and recognize changes in fair value through the Funds’ Statements of Operations, and such derivatives do not qualify for hedge accounting treatment.

Global StocksPLUS® is subject to regulation as a commodity pool under the Commodity Exchange Act pursuant to recent rule changes by the Commodity Futures Trading Commission (the “CFTC”). The Investment Manager has registered with the CFTC as a Commodity Pool Operator, the Sub-Adviser has registered with the CFTC as a Commodity Trading Adviser, and both entities are members of the National Futures Association. As a result, additional CFTC-mandated disclosure, reporting and recordkeeping obligations have begun to apply with respect to Global StocksPLUS®. Compliance with the CFTC’s regulatory requirements could increase Global StocksPLUS®’s expenses, adversely affecting its total return.

90	Semi-Annual Report | September 30, 2013

Notes to Financial Statements

PIMCO Dynamic Income Fund/PIMCO Global StocksPLUS® & Income Fund/
PIMCO High Income Fund

September 30, 2013 (unaudited)

3. Financial Derivative Instruments (continued)

(a) Futures Contracts

The Funds use futures contracts to manage their exposure to the securities markets or the movements in interest rates and currency values. A futures contract is an agreement between two parties to buy and sell a financial instrument at a set price on a future date. Upon entering into such a contract, the Funds are required to pledge to the broker an amount of cash or securities equal to the minimum “initial margin” requirements of the exchange. Pursuant to the contracts, the Funds agree to receive from or pay to the broker an amount of cash or securities equal to the daily fluctuation in the value of the contracts. Such receipts or payments are known as “variation margin” and are recorded by the Funds as unrealized appreciation or depreciation. When the contracts are closed, the Funds record a realized gain or loss equal to the difference between the value of the contracts at the time they were opened and the value at the time they were closed. Any unrealized appreciation or depreciation recorded is simultaneously reversed. The use of futures transactions involves various risks, including the risk of an imperfect correlation in the movements in the price of futures contracts, interest rates and underlying hedging assets, and possible inability or unwillingness of counterparties to meet the terms of their contracts.

(b) Option Transactions

The Funds purchase put and call options on securities and indices for hedging purposes, risk management purposes or otherwise as part of their investment strategies. The risks associated with purchasing an option include the risk that the Funds pay a premium whether or not the option is exercised. Additionally, the Funds bear the risk of loss of premiums and changes in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

The Funds may write (sell) put and call options on securities and indices to earn premiums, for hedging purposes, risk management purposes or otherwise as part of their investment strategies. When an option is written, the premium received is recorded as an asset with an equal liability that is subsequently marked to market to reflect the market value of the option written. These liabilities, if any, are reflected as options written in the Funds’ Statements of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option written is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss. If a put option written is exercised, the premium

September 30, 2013 | Semi-Annual Report	91

Notes to Financial Statements

PIMCO Dynamic Income Fund/PIMCO Global StocksPLUS® & Income Fund/
PIMCO High Income Fund

September 30, 2013 (unaudited)

3. Financial Derivative Instruments (continued)

reduces the cost basis of the security. In writing an option, the Funds bear the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of a written option could result in the Funds purchasing a security at a price different from its current market value.

(c) Swap Agreements

Swap agreements are bilaterally negotiated agreements between the Funds and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market or event-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over-the-counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”). The Funds may enter into credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements in order to, among other things, manage their exposure to credit, currency and interest rate risk. In connection with these agreements, securities may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

OTC swap payments received or made at the beginning of the measurement period, if any, are reflected as such on the Funds’ Statements of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Funds’ Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Funds’ Statements of Operations. Net periodic payments received or paid by the Funds are included as part of realized gains or losses on the Funds’ Statements of Operations. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation/depreciation on the Funds’ Statements of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable, as applicable, for variation margin on centrally cleared swaps on the Funds’ Statements of Assets and Liabilities.

Entering into these agreements involves, to varying degrees, elements of credit, legal, market and documentation risk in excess of the amounts recognized on the Funds’ Statements of Assets and Liabilities. Such risks include the possibility that there will be no liquid market for these agreements, that the counterparties to the agreements may default on their obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

Credit Default Swap Agreements – Credit default swap agreements involve one party (referred to as the buyer of protection) making a stream of payments to another party (the seller of protection) in exchange for the right

92	Semi-Annual Report | September 30, 2013

Notes to Financial Statements

PIMCO Dynamic Income Fund/PIMCO Global StocksPLUS® & Income Fund/
PIMCO High Income Fund

September 30, 2013 (unaudited)

3. Financial Derivative Instruments (continued)

to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As the sellers of protection on credit default swap agreements, the Funds will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the sellers, the Funds would effectively add leverage to their investment portfolios because, in addition to their total net assets, the Funds would be subject to investment exposure on the notional amount of the swap.

If the Funds are sellers of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Funds are buyers of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate or sovereign issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Funds use credit default swaps on corporate or sovereign issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Funds own or have exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on asset-backed securities involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit

September 30, 2013 | Semi-Annual Report	93

Notes to Financial Statements

PIMCO Dynamic Income Fund/PIMCO Global StocksPLUS® & Income Fund/
PIMCO High Income Fund

September 30, 2013 (unaudited)

3. Financial Derivative Instruments (continued)

events. Unlike credit default swaps on corporate or sovereign issues, deliverable obligations in most instances would be limited to the specific referenced obligation as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other writedown or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount of the swap agreement will be adjusted by corresponding amounts. The Funds use credit default swaps on asset-backed securities to provide a measure of protection against defaults of the referenced obligation or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index, or in the case of a tranched index credit default swap, the credit event is settled based on the name’s weight in the index that falls within the tranche for which the Funds bear exposure. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Funds use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit-default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end are disclosed in the Notes to Schedules of Investments, serve as an indicator of the current status of the payment/performance risk, and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the

94	Semi-Annual Report | September 30, 2013

Notes to Financial Statements

PIMCO Dynamic Income Fund/PIMCO Global StocksPLUS® & Income Fund/
PIMCO High Income Fund

September 30, 2013 (unaudited)

3. Financial Derivative Instruments (continued)

quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Funds as sellers of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of September 30, 2013 for which the Funds are sellers of protection are disclosed in the Notes to Schedules of Investments, These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Funds for the same referenced entity or entities.

Interest Rate Swap Agreements – Interest rate swap agreements involve the exchange by the Funds with a counterparty of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments, with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different money markets.

Total Return Swap Agreements – Total return swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Funds will receive a payment from or make a payment to the counterparty.

(d) Forward Foreign Currency Contracts

A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. The Funds enter into forward foreign currency contracts for the purpose of

September 30, 2013 | Semi-Annual Report	95

Notes to Financial Statements

PIMCO Dynamic Income Fund/PIMCO Global StocksPLUS® & Income Fund/
PIMCO High Income Fund

September 30, 2013 (unaudited)

3. Financial Derivative Instruments (continued)

hedging against foreign currency risk arising from the investment or anticipated investment in securities denominated in foreign currencies. The Funds also enter into these contracts for purposes of increasing exposure to a foreign currency or shifting exposure to foreign currency fluctuations from one country to another. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. All commitments are marked to market daily at the applicable exchange rates and any resulting unrealized appreciation or depreciation is recorded. Realized gains or losses are recorded at the time the forward contract matures or by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. In addition, these contracts may involve market risk in excess of the unrealized appreciation (depreciation) reflected in the Funds’ Statements of Assets and Liabilities.

4. Investment Manager/Sub-Adviser

Each Fund has an Investment Management Agreement (each an “Agreement”) with the Investment Manager. Subject to the supervision of each Fund’s Board, the Investment Manager is responsible for managing, either directly or through others selected by it, the Funds’ investment activities, business affairs and administrative matters. Pursuant to each Agreement, the Investment Manager receives an annual fee, payable monthly, at an annual rate of 1.15% of Dynamic Income’s average daily total managed assets, 1.00% of Global StocksPLUS®’s average daily total managed assets and 0.70% of High Income’s average daily net assets, inclusive of net assets attributable to any Preferred Shares outstanding. For Dynamic Income and Global StocksPLUS®, total managed assets refer to the total assets of each Fund (including any assets attributable to any borrowings that may be outstanding) minus accrued liabilities (other than liabilities representing borrowings). For these purposes, “borrowings” includes amount of leverage attributable to such instruments as reverse repurchase agreements.

The Investment Manager has retained the Sub-Adviser to manage the Funds’ investments. Subject to the supervision of the Investment Manager, the Sub-Adviser is responsible for making all of the Funds’ investment decisions. The Investment Manager, not the Funds, pays a portion of the fees it receives as Investment Manager to the Sub-Adviser in return for its services.

5. Investments in Securities

For the six months ended September 30, 2013, purchases and sales of investments, other than short-term securities were:

	U.S. Government Obligations		All Other
	Purchases	Sales	Purchases	Sales
Dynamic Income	$3,172,207	–	$229,343,632	$299,055,122
Global StocksPLUS®	224,522,096	$222,706,027	8,711,611	21,448,124
High Income	207,138,991	241,931	946,075,973	948,396,947

96	Semi-Annual Report | September 30, 2013

Notes to Financial Statements

PIMCO Dynamic Income Fund/PIMCO Global StocksPLUS® & Income Fund/
PIMCO High Income Fund

September 30, 2013 (unaudited)

6. Income Tax Information

At September 30, 2013, the aggregate cost basis and the net unrealized appreciation of investments (before options written and securities sold short) for federal income tax purposes were:

	Federal Tax Cost Basis	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation
Dynamic Income Fund	$2,326,040,177	$284,581,149	$58,056,301	$226,524,848
Global StocksPLUS® & Income Fund	191,817,238	33,230,817	4,917,736	28,313,081
High Income Fund	1,306,924,289	74,073,577	22,131,541	51,942,036

Differences, if any, between book and tax cost basis were attributable to wash sale loss deferrals, sale-buyback adjustments and/or differing treatment of bond amortization.

7. Auction-Rate Preferred Shares – High Income

High Income has 2,336 shares of Preferred Shares Series M, 2,336 shares of Preferred Shares Series T, 2,336 shares of Preferred Shares Series W, 2,336 shares of Preferred Shares Series TH and 2,336 shares of Preferred Shares Series F outstanding, each with a liquidation preference of $25,000 per share plus any accumulated, unpaid dividends.

Dividends are accumulated daily at an annual rate (typically re-set every seven days) through auction procedures (or through default procedures in the event of failed auctions). Distributions of net realized capital gains, if any, are paid annually.

For the six months ended September 30, 2013, the annualized dividend rates ranged from:

	High	Low	At September 30, 2013
Series M	0.176%	0.080%	0.128%
Series T	0.160%	0.048%	0.128%
Series W	0.144%	0.064%	0.080%
Series TH	0.240%	0.064%	0.064%
Series F	0.144%	0.064%	0.080%

The Fund is subject to certain limitations and restrictions while Preferred Shares are outstanding. Failure to comply with these limitations and restrictions could preclude the Fund from declaring or paying any dividends or distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of Preferred Shares at their liquidation preference plus any accumulated, unpaid dividends.

Preferred shareholders, who are entitled to one vote per share, generally vote together with the common shareholders but vote separately as a class to elect two Trustees and on certain matters adversely affecting the rights of the Preferred Shares.

September 30, 2013 | Semi-Annual Report	97

Notes to Financial Statements

PIMCO Dynamic Income Fund/PIMCO Global StocksPLUS® & Income Fund/
PIMCO High Income Fund

September 30, 2013 (unaudited)

7. Auction-Rate Preferred Shares – High Income (continued)

Since mid-February 2008, holders of auction-rate preferred shares (“ARPS”) issued by the Fund have been directly impacted by an unprecedented lack of liquidity, which has similarly affected ARPS holders in many of the nation’s closed-end funds. Since then, regularly scheduled auctions for ARPS issued by the Fund have consistently “failed” because of insufficient demand (bids to buy shares) to meet the supply (shares offered for sale) at each auction. In a failed auction, ARPS holders cannot sell all, and may not be able to sell any, of their shares tendered for sale. While repeated auction failures have affected the liquidity for ARPS, they do not constitute a default or automatically alter the credit quality of the ARPS, and ARPS holders have continued to receive dividends at the defined “maximum rate”, the 7-day “AA” Financial Composite Commercial Paper Rate multiplied by a minimum of 150%, depending on the credit rating of the ARPS (which is a function of short-term interest rates and typically higher than the rate that would have otherwise been set through a successful auction). As of September 30, 2013 the current multiplier for calculating the maximum rate is 160%. If the Fund’s ARPS auctions continue to fail and the “maximum rate” payable on the ARPS rises as a result of changes in short-term interest rates, returns for the Fund’s common shareholders could be adversely affected.

8. Subsequent Events

In preparing these financial statements, the Funds’ management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

On October 1, 2013, the following dividends were declared to common shareholders payable November 1, 2013 to shareholders of record on October 11, 2013.

Dynamic Income	$0.191 per common share
Global StocksPLUS®	$0.18335 per common share
High Income	$0.121875 per common share

On November 1, 2013, the following dividends were declared to common shareholders payable December 2, 2013 to shareholders of record on November 12, 2013.

Dynamic Income	$0.191 per common share
Global StocksPLUS®	$0.18335 per common share
High Income	$0.121875 per common share

There were no other subsequent events identified that require recognition or disclosure.

98	Semi-Annual Report | September 30, 2013

Financial Highlights

PIMCO Dynamic Income Fund

For a share outstanding throughout each period:

	Six Months ended September 30, 2013 (unaudited)	For the Period May 30, 2012* through March 31, 2013
Net asset value, beginning of period	$30.69	$23.88 **
Investment Operations:
Net investment income	1.95	2.79
Net realized and change in unrealized gain (loss)	(1.02)	6.50
Total from investment operations	0.93	9.29
Dividends and Distributions to Shareholders from:
Net investment income	(1.06)	(2.18)
Net realized gains	–	(0.27)
Total dividends and distributions to shareholders	(1.06)	(2.45)
Share Transactions:
Offering costs charged to paid-in-capital in excess of par	–	(0.03)
Net asset value, end of period	$30.56	$30.69
Market price, end of period	$28.69	$31.10
Total Investment Return (1)	(4.32)%	35.21%
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period (000s)	$1,387,762	$1,393,099
Ratio of expenses to average net assets, including interest expense (2)(3)	3.18%	2.91%
Ratio of expenses to average net assets, excluding interest expense (2)(3)	2.16%	2.04%
Ratio of net investment income to average net assets (3)	12.61%	12.04%
Portfolio turnover rate	9%	16%

*              Commencement of operations.

**       Initial public offering price of $25.00 per share less underwriting discount of $1.125 per share.

(1)      Total investment return is calculated assuming a purchase of a share at the market price on the first day and a sale of a share at the market price on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges in connection with the purchase or sale of Fund shares. Total investment return for a period of less than one year is not annualized.

(2)      Interest expense primarily relates to participation in reverse repurchase agreement transactions.

(3)      Annualized.

September 30, 2013 | Semi-Annual Report	99

Financial Highlights

PIMCO Global StocksPLUS® & Income Fund

For a common share outstanding throughout each period:

	Six Months ended September 30, 2013		Year ended March 31,
	(unaudited)		2013	2012	2011	2010	2009
Net asset value, beginning of period	$14.32		$12.57	$14.88	$12.52	$6.59	$22.88
Investment Operations:

Net investment income	0.72		1.38	1.61	1.75	1.24	0.63
Net realized and change in unrealized gain (loss)	0.34		2.57	(1.72)	2.81	6.89	(12.03)
Total from investment operations	1.06		3.95	(0.11)	4.56	8.13	(11.40)
Dividends and Distributions to Shareholders from:

Net investment income	(1.10)		(2.20)	(2.20)	(2.20)	(1.66)	(2.82)
Net realized gains	–		–	–	–	–	(2.07)
Return of capital	–		–	–	–	(0.54)	–
Total dividends and distributions to shareholders	(1.10)		(2.20)	(2.20)	(2.20)	(2.20)	(4.89)
Net asset value, end of period	$14.28		$14.32	$12.57	$14.88	$12.52	$6.59
Market price, end of period	$22.54		$21.95	$20.18	$24.48	$19.05	$8.64
Total Investment Return (1)	8.22%		21.57%	(8.00)%	43.45%	155.94%	(40.72)%
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period (000s)	$148,303		$148,170	$128,952	$150,881	$125,370	$64,444
Ratio of expenses to average net assets, including interest expense (3)	1.91	%(4)	2.64%	2.71%	2.81%	2.90%	3.25	%(2)
Ratio of expenses to average net assets, excluding interest expense (3)	1.66	%(4)	2.10%	2.12%	2.20%	2.32%	1.88	%(2)
Ratio of net investment income to average net assets	10.00	%(4)	10.75%	12.70%	13.07%	12.27%	3.43%
Portfolio turnover rate	106%		33%	90%	80%	135%	214%

(1)         Total investment return is calculated assuming a purchase of a common share at the market price on the first day and a sale of a common share at the market price on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges in connection with the purchase or sale of Fund shares. Total investment return for a period of less than one year is not annualized.

(2)         Inclusive of expenses offset by custody credits earned on cash balances at the custodian bank (See note 1(s) in Notes to Financial Statements).

(3)         Interest expense primarily relates to participation in reverse repurchase agreement transactions.

(4)         Annualized.

100	Semi-Annual Report | September 30, 2013

Financial Highlights

PIMCO High Income Fund

For a common share outstanding throughout each period:

	Six Months ended September 30, 2013		Year ended March 31,
	(unaudited)		2013	2012	2011	2010	2009
Net asset value, beginning of period	$8.65		$7.87	$9.42	$8.73	$3.49	$11.28
Investment Operations:

Net investment income	0.31		0.81	0.96	1.13	1.13	1.37
Net realized and change in unrealized gain (loss)	(0.19)		1.43	(1.05)	1.03	5.58	(7.55)
Total from investment operations	0.12		2.24	(0.09)	2.16	6.71	(6.18)
Dividends on Preferred Shares from Net Investment Income	(0.00	)†	(0.00)†	(0.00)†	(0.01)	(0.01)	(0.15)

Net increase (decrease) in net assets applicable to common shareholders resulting from investment operations	0.12		2.24	(0.09)	2.15	6.70	(6.33)
Dividends and Distributions to Common Shareholders from:

Net investment income	(0.73)		(1.42)	(1.39)	(1.46)	(1.39)	(1.46)
Return of capital	–		(0.04)	(0.07)	–	(0.07)	–
Total dividends and distributions to shareholders	(0.73)		(1.46)	(1.46)	(1.46)	(1.46)	(1.46)
Net asset value, end of period	$8.04		$8.65	$7.87	$9.42	$8.73	$3.49
Market price, end of period	$11.94		$12.35	$12.84	$14.01	$12.24	$5.57
Total Investment Return (1)	3.09%		8.53%	3.28%	28.94%	156.33%	(42.27)%
RATIOS/SUPPLEMENTAL DATA:

Net assets, applicable to common shareholders, end of period (000s)	$993,387		$1,063,863	$960,496	$1,138,186	$1,046,236	$412,833
Ratio of expenses to average net assets, including interest expense (2)(4)	1.05	%(5)	1.06%	1.16%	1.11%	1.25%	1.64	%(3)
Ratio of expenses to average net assets, excluding interest expense (2)(4)	1.04	%(5)	1.05%	1.07%	1.04%	1.15%	1.62	%(3)
Ratio of net investment income to average net assets (2)	7.33	%(5)	10.00%	11.76%	12.74%	16.69%	17.16%
Preferred shares asset coverage per share	$110,049		$116,082	$107,233	$122,446	$114,573	$55,773
Portfolio turnover rate	94%		70%	24%	89%	138%	261%

†                 Less than $(0.005) per common share.

(1)         Total investment return is calculated assuming a purchase of a common share at the market price on the first day and a sale of a common share at the market price on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges in connection with the purchase or sale of Fund shares. Total investment return for a period of less than one year is not annualized.

(2)         Calculated on the basis of income and expenses applicable to both common and preferred shares relative to the average net assets of common shareholders.

(3)         Inclusive of expenses offset by custody credits earned on cash balances at the custodian bank (See note 1(s) in Notes to Financial Statements).

(4)         Interest expense primarily relates to participation in reverse repurchase agreement transactions.

(5)         Annualized.

September 30, 2013 | Semi-Annual Report	101

Annual Shareholder Meeting Results/Changes in Investment Policy

PIMCO Dynamic Income Fund/PIMCO Global StocksPLUS® & Income Fund/
PIMCO High Income Fund (unaudited)

Annual Shareholder Meeting Results – Global StocksPLUS®:

The Fund held its annual meeting of shareholders on July 17, 2013.

Shareholders voted as indicated below:

	Affirmative	Withheld Authority
Re-election of Deborah A. DeCotis – Class II to serve until the Annual Meeting for the 2016– 2017 fiscal year	8,843,881	531,840

Re-election of Bradford K. Gallagher – Class II to serve until the Annual Meeting for the 2016– 2017 fiscal year	8,897,826	477,895

Re-election of James A. Jacobson – Class II to serve until the Annual Meeting for the 2016– 2017 fiscal year	8,890,267	485,454

The other members of the Board of Trustees as of the time of the meeting, namely, Messrs. Hans W. Kertess, John C. Maney†, William B. Ogden, IV and Alan Rappaport, continued to serve as Trustees of the Fund.

† Interested Trustee

Changes in Investment Policy – High Income:

High Income has eliminated its non-fundamental investment policy to, under normal market conditions, invest at least 50% of its net assets in debt securities that are, at the time of purchase, rated below investment grade (below Baa by Moody’s Investors Service, Inc. (“Moody’s”), below BBB by either Standard & Poor’s (“S&P”) or Fitch, Inc. (“Fitch”), or unrated but judged by the Sub-Adviser to be of comparable quality), which may be represented by forward contracts or derivatives such as options, futures contracts or swap agreements (the “50% Policy”). High Income may now invest any portion (or none) of its assets in below investment grade securities (commonly referred to as “high yield” securities or “junk bonds”), subject to High Income’s other investment policies, including the revised policy noted below.

High Income previously observed a non-fundamental policy to not invest more than 20% of its total assets in securities that are, at the time of purchase, rated CCC/Caa or lower by each rating agency rating the security or that are judged by the Sub-Adviser to be of comparable quality. This policy has been amended and restated in its entirety to read as follows:

High Income will not normally invest more than 20% of its total assets in debt instruments, other than mortgage-related and other asset-backed securities, that are, at the time of purchase, rated CCC or lower by S&P and Fitch and Caa1 or lower by Moody’s, or that are unrated but determined by PIMCO to be of comparable quality to securities so rated. High Income may invest without limitation in mortgage-related and other asset-backed securities regardless of rating – i.e., of any credit quality.

102	Semi-Annual Report | September 30, 2013

Loan Investments and Origination/Proxy Voting Policies & Procedures

PIMCO Dynamic Income Fund/PIMCO Global StocksPLUS® & Income Fund/
PIMCO High Income Fund (unaudited)

Loan Investments and Origination:

The Funds may invest in loans and related investments, which include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Funds may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans are generally subject to risks similar to those of investments in other types of debt obligations, including, among others, credit risk, interest rate risk, variable and floating rate securities risk, and risks associated with mortgage-related securities. For more information on these and other risks, see Note 2 in the Notes to Financial Statements. In addition, in many cases loans are subject to the risks associated with below-investment grade securities. The Funds may be subject to heightened or additional risks and potential liabilities and costs by investing in mezzanine and other subordinated loans or acting as an originator of loans, including those arising under bankruptcy, fraudulent conveyance, equitable subordination, lender liability, environmental and other laws and regulations, and risks and costs associated with debt servicing and taking foreclosure actions associated with the loans.

Proxy Voting Policies & Procedures:

A description of the policies and procedures that the Funds have adopted to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities held during the most recent twelve month period ended June 30 is available (i) without charge, upon request, by calling the Funds’ shareholder servicing agent at (800) 254-5197; (ii) on the Funds’ website at us.allianzgi.com/closedendfunds; and (iii) on the Securities and Exchange Commission website at www.sec.gov.

September 30, 2013 | Semi-Annual Report	103

Matters Relating to the Trustees’ Consideration of the Investment

Management & Portfolio Management Agreements

PIMCO Global StocksPLUS® & Income Fund/
PIMCO High Income Fund (unaudited)

The Investment Company Act of 1940, as amended, requires that both the full Board of Trustees (the “Trustees”) and a majority of the non-interested Trustees (the “Independent Trustees”), voting separately, approve each Fund’s Management Agreement with the Investment Manager (the “Advisory Agreements”) and Portfolio Management Agreement between the Investment Manager and the Sub-Adviser (the “Sub-Advisory Agreements,” and, together with the Advisory Agreements, the “Agreements”). The Trustees met telephonically on June 10, 2013 and in person on June 25, 2013 (the “contract review meetings”) for the specific purpose of considering whether to approve the continuation of the Advisory Agreements and the Sub-Advisory Agreements. The Independent Trustees were assisted in their evaluation of the Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately from Fund management during the contract review meetings.

In connection with their deliberations regarding the continuation of the Agreements, the Trustees, including the Independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. As described below, the Trustees considered the nature, quality, and extent of the various investment management, administrative and other services performed by the Investment Manager or the Sub-Adviser under the applicable Agreement.

In connection with their contract review meetings, the Trustees received and relied upon materials provided by the Investment Manager which included, among other items: (i) information provided by Lipper Inc. (“Lipper”), an independent third party, on the total return investment performance (based on net assets) of the Funds for various time periods, the investment performance of a group of funds with investment classifications/objectives comparable to those of the Funds identified by Lipper (the “Lipper performance universe”) and the performance of an applicable benchmark index, (ii) information provided by Lipper on the Funds’ management fees and other expenses and the management fees and other expenses of comparable funds identified by Lipper, (iii) with respect to High Income, information regarding the investment performance and fees for other funds and accounts managed by the Sub-Adviser with similar investment objectives and policies to those of the Fund (no such similar funds or accounts were identified for Global StocksPLUS®), (iv) the estimated profitability to the Investment Manager from its relationship with the Funds for the one year period ended December 31, 2012, (v) descriptions of various functions performed by the Investment Manager and the Sub-Adviser for the Funds, such as portfolio management, compliance monitoring and portfolio trading practices, and (vi) information regarding the overall organization of the Investment Manager and the Sub-Adviser, including information regarding senior management, portfolio managers and other personnel providing investment management, administrative and other services to the Funds.

104	Semi-Annual Report | September 30, 2013

Matters Relating to the Trustees’ Consideration of the Investment

Management & Portfolio Management Agreements

PIMCO Global StocksPLUS® & Income Fund/
PIMCO High Income Fund (unaudited) (continued)

The Trustees’ conclusions as to the continuation of the Agreements were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, attributing different weights to various factors. The Trustees recognized that the fee arrangements for the Funds are the result of review and discussion in prior years between the Independent Trustees and the Investment Manager, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Fund-specific performance results reviewed by the Trustees are discussed below. The comparative performance information was prepared and provided by Lipper and was not independently verified by the Trustees. Due to the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report. The Trustees reviewed, among other information, comparative information showing performance of each Fund against its Lipper performance universe for the one-year, three-year and five-year periods ended March 31, 2013.

In addition, it was noted that the Trustees considered matters bearing on the Funds and their advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting.

As part of their review, the Trustees examined the Investment Manager’s and the Sub-Adviser’s abilities to provide high quality investment management and other services to the Funds. Among other information, the Trustees considered the investment philosophy and research and decision-making processes of the Sub-Adviser; the experience of key advisory personnel of the Sub-Adviser responsible for portfolio management of the Funds; the ability of the Investment Manager and the Sub-Adviser to attract and retain capable personnel; and the capability of the senior management and staff of the Investment Manager and the Sub-Adviser. In addition, the Trustees reviewed the quality of the Investment Manager’s and the Sub-Adviser’s services with respect to regulatory compliance and compliance with the investment policies of the Funds; the nature and quality of certain administrative services the Investment Manager is responsible for providing to the Funds; and conditions that might affect the Investment Manager’s or the Sub-Adviser’s ability to provide high quality services to the Funds in the future under the Agreements, including each organization’s respective financial condition and operational stability. Based on the foregoing, the Trustees concluded that the Sub-Adviser’s investment process, research capabilities and philosophy were well suited to each Fund given its investment objective and policies, and that the Investment Manager and the Sub-Adviser would be able to continue to meet any reasonably foreseeable obligations under the Agreements.

September 30, 2013 | Semi-Annual Report	105

Matters Relating to the Trustees’ Consideration of the Investment

Management & Portfolio Management Agreements

PIMCO Global StocksPLUS® & Income Fund/
PIMCO High Income Fund (unaudited) (continued)

In assessing the reasonableness of each Fund’s fees under the Agreements, the Trustees considered, among other information, each Fund’s management fee and its total expense ratio as a percentage of average net assets attributable to common shares and as a percentage of total managed assets (including assets attributable to common shares and leverage outstanding, including preferred shares in the case of High Income, combined), and the management fee and total expense ratios of a peer expense group of funds based on information provided by Lipper. The Fund-specific fee and expense results discussed below were prepared and provided by Lipper and were not independently verified by the Trustees.

The Trustees specifically took note of how each Fund compared to its Lipper peers as to performance, management fee expense and total net expenses. The Trustees noted that while the Funds are not charged separate administration fees (recognizing that their management fees include a component for administrative services), it was not clear in all cases whether the peer funds in the Lipper category were separately charged such a fee by their investment managers, so that the total expense ratio (rather than any individual expense component) represented the most relevant comparison. It was noted that the total expense ratio comparisons reflect the effect of expense waivers/reimbursements (although none exist for the Funds).

Global StocksPLUS®

The Trustees noted that the expense group for the Fund provided by Lipper consisted of a total of nine closed-end funds, including the Fund. The Trustees noted that only leveraged closed-end funds were considered for inclusion in the group. The Trustees also noted that average net assets of the common shares of the nine funds in the expense group ranged from $115.5 million to $260 million, and that six of the funds are larger in asset size than the Fund. The Trustees also noted that the Fund was ranked ninth out of nine funds in the expense group for total expense ratio based on common share assets, fourth out of nine funds in the expense group for total expense ratio based on common share and leveraged assets combined, ninth out of nine funds in actual management fees based on common share assets and fifth out of nine funds in actual management fees based on common share and leveraged assets combined (with funds ranked first having the lowest fees/expenses and ranked ninth having the highest fees/expenses in the expense group).

With respect to Fund total return performance relative to its Lipper performance universe (based on net asset value), the Trustees noted that the Fund ranked first out of two funds for the one-year, three-year and five-year periods ended March 31, 2013.

High Income

The Trustees noted that the expense group for the Fund provided by Lipper consisted of a total of six closed-end funds, including the Fund. The Trustees noted that only leveraged closed-end funds were considered for inclusion in the group. The Trustees also noted that average net assets of the common shares of the six funds in the expense group ranged from $238.8 million to $1.26 billion, and that one of the funds is larger in asset size than the Fund. The Trustees also noted that the Fund was ranked third out of six funds in the

106	Semi-Annual Report | September 30, 2013

Matters Relating to the Trustees’ Consideration of the Investment

Management & Portfolio Management Agreements

PIMCO Global StocksPLUS® & Income Fund/
PIMCO High Income Fund (unaudited) (continued)

expense group for total expense ratio based on common share assets and second out of six funds in the expense group for total expense ratio based on common share and leveraged assets combined, and fourth out of six funds in actual management fees based on common share assets and in actual management fees based on common share and leveraged assets combined (with funds ranked first having the lowest fees/expenses and ranked sixth having the highest fees/expenses in the expense group).

With respect to Fund total return performance relative to its Lipper performance universe (based on net asset value), the Trustees noted that the Fund had first quintile performance for the one-year, three-year and five-year periods ended March 31, 2013.

In addition to their review of Fund performance based on net asset value, the Trustees also considered the market value performance of each Fund’s common shares and related share price premium and/or discount information based on the materials provided by Lipper and management.

With respect to High Income, the Trustees also considered the management fees charged by the Sub-Adviser to other funds and accounts with similar investment objectives and strategies to those of the Fund. The Trustees noted that the management fee paid by High Income is generally higher than the fees paid by such separate account clients. However, the Trustees were advised by the Sub-Adviser that it generally provides broader and more extensive services to High Income in comparison to separate accounts, and incurs additional expenses in connection with the more extensive regulatory regime to which

High Income is subject in comparison to separate accounts generally. The Trustees noted that the management fee paid by High Income is higher than the fee paid by the open-end fund offered for comparison but were advised by the Sub-Adviser that there are additional portfolio management challenges in managing High Income, such as those associated with the use of leverage and attempting to meet a regular dividend. With respect to Global StocksPLUS®, The Trustees were advised that the Sub-Adviser does not manage any funds or accounts with investment strategies and return profiles similar to those of the Fund.

The Trustees also took into account that High Income has preferred shares outstanding, which increases the amount of fees received by the Investment Manager and the Sub-Advisor from High Income under the Agreements (because High Income’s fees are calculated based on the Fund’s net assets, including any assets attributable to preferred shares outstanding) and that Global StocksPLUS® makes use of leverage, such as through the use of reverse repurchase agreements, which increase StocksPLUS®’ total assets and the total amount of fees received by the Investment Manager and the Sub-Adviser from Global StocksPLUS® under the Agreements (because Global StocksPLUS®’ fees are calculated based on total managed assets, including any assets attributable to leverage). In this regard, the Trustees took into account that the Investment Manager and the Sub-Adviser have a financial incentive for the Funds to continue to have preferred shares and other forms of leverage outstanding, which may create a conflict of interest

September 30, 2013 | Semi-Annual Report	107

Matters Relating to the Trustees’ Consideration of the Investment

Management & Portfolio Management Agreements

PIMCO Global StocksPLUS® & Income Fund/
PIMCO High Income Fund (unaudited) (continued)

between the Investment Manager and the Sub-Adviser, on the one hand, and the Funds’ common shareholders, on the other. In this regard, the Trustees considered information provided by the Investment Manager and the Sub-Adviser and related presentations as to why each Fund’s use of leverage continues to be appropriate and in the best interests of the respective Fund’s common shareholders under current market conditions.

Based on a profitability analysis provided by the Investment Manager, the Trustees also considered the estimated profitability to the Investment Manager from its relationship with each Fund and determined that such profitability did not appear to be excessive.

The Trustees also took into account that, as closed-end investment companies, the Funds do not currently intend to raise additional assets, so the assets of the Funds will grow (if at all) only through the investment performance of each Fund. Therefore, the Trustees did not consider potential economies of scale as a principal factor in assessing the fee rates payable under the Agreements.

Additionally, the Trustees considered so-called “fall-out benefits” to the Investment Manager and the Sub-Adviser, such as reputational value derived from serving as Investment Manager and Sub-Adviser to the Funds.

After reviewing these and other factors described herein, the Trustees concluded, with respect to each Fund, within the context of their overall conclusions regarding the Agreements and based on the information provided and related representations made by management, that they were satisfied with the Investment Manager’s and the Sub-Adviser’s responses and efforts relating to the investment performance of the Fund. The Trustees also concluded that the fees payable under each Agreement represent reasonable compensation in light of the nature, extent and quality of services provided by the Investment Manager or Sub-Adviser, as the case may be. Based on their evaluation of factors that they deemed to be material, including those factors described above, the Trustees, including the Independent Trustees, unanimously concluded that the continuation of the Agreements was in the interests of each Fund and its shareholders, and should be approved.

108	Semi-Annual Report | September 30, 2013

Trustees	Investment Manager
Hans W. Kertess	Allianz Global Investors Fund Management LLC
Chairman of the Board of Trustees	1633 Broadway
Deborah A. DeCotis	New York, NY 10019
Bradford K. Gallagher
James A. Jacobson	Sub-Adviser
John C. Maney	Pacific Investment Management Company LLC
William B. Ogden, IV	840 Newport Center Drive
Alan Rappaport	Newport Beach, CA 92660

Fund Officers	Custodian & Accounting Agent
Brian S. Shlissel	State Street Bank & Trust Co.
President & Chief Executive Officer	801 Pennsylvania Avenue
Lawrence G. Altadonna	Kansas City, MO 64105-1307
Treasurer, Principal Financial & Accounting Officer
Thomas J. Fuccillo	Transfer Agent, Dividend Paying Agent
Vice President, Secretary & Chief Legal Officer	and Registrar
Scott Whisten	American Stock Transfer & Trust Company, LLC
Assistant Treasurer	6201 15th Avenue
Richard J. Cochran	Brooklyn, NY 11219
Assistant Treasurer
Orhan Dzemaili	Independent Registered Public Accounting Firm
Assistant Treasurer	PricewaterhouseCoopers LLP
Thomas L. Harter	300 Madison Avenue
Chief Compliance Officer	New York, NY 10017
Lagan Srivastava
Assistant Secretary	Legal Counsel
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, MA 02199

This report, including the financial information herein, is transmitted to the shareholders of PIMCO Dynamic Income Fund, PIMCO Global StocksPLUS® & Income Fund and PIMCO High Income Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Funds or any securities mentioned in this report.

The financial information included herein is taken from the records of the Funds without examination by an independent registered public accounting firm, who did not express an opinion herein.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Funds may purchase their common shares in the open market.

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of their fiscal year on Form N-Q. Each Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The information on Form N-Q is also available on the Funds’ website at us.allianzgi.com/closedendfunds.

Information on the Funds is available at us.allianzgi.com/closedendfunds or by calling the Funds’ shareholder servicing agent at (800) 254-5197.

Receive this report electronically and eliminate paper mailings.

To enroll, go to us.allianzgi.com/edelivery.

AGI-2013-10-03-7871

AZ607SA_093013

ITEM 2. CODE OF ETHICS

Not required in this filing.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

Not required in this filing.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not required in this filing.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANT

Not required in this filing.

ITEM 6. INVESTMENTS

(a)	The registrant’s Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.
(b)	Not applicable

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not required in this filing.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not required in this filing.

ITEM 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Companies

None

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES

(a) The registrant’s President and Chief Executive Officer and Treasurer, Principal Financial & Accounting Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))), are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS

(a) (1) Not required in this filing.

(a) (2) Exhibit 99.302 Cert. — Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

(a) (3) Not Applicable

(b) Exhibit 99.906 Cert. — Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIMCO Global StocksPLUS ® & Income Fund

By:	/s/ Brian S. Shlissel
Brian S. Shlissel
President & Chief Executive Officer

Date:	November 29, 2013

By:	/s/ Lawrence G. Altadonna
Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer

Date:	November 29, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Brian S. Shlissel
Brian S. Shlissel
President & Chief Executive Officer

Date:	November 29, 2013

By:	/s/ Lawrence G. Altadonna
Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer

Date:	November 29, 2013